                                                                   EXHIBIT 10.15





                                CREDIT AGREEMENT


                         dated as of December 31, 1996

                                      and

                    amended and restated as of June 27, 1997

                                     among



                           TELEPHONE WAREHOUSE, INC.,


                        NATIONAL CELLULAR, INCORPORATED,


                     LET'S TALK CELLULAR & WIRELESS, INC.,


                         TEXAS CELLULAR PARTNERS, L.P.,


                         The LENDERS referred to herein


                                      and


                     NATIONSCREDIT COMMERCIAL CORPORATION,
                                    as Agent

                               TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                     ----
ARTICLE 1
---------
         DEFINITIONS
         -----------
SECTION 1.01.  Certain Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
SECTION 1.02.  Accounting Terms and Determinations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
SECTION 1.03.  Other Definitional Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

ARTICLE 2
---------
         TERM LOANS
         ----------
SECTION 2.01.  Term Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 2.02.  Term Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 2.03.  Interest on the Term Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 2.04.  Repayments and Prepayments of Term Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

ARTICLE 3
---------
         WORKING CAPITAL LOANS
         ---------------------
SECTION 3.01.  Working Capital Loans and Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
SECTION 3.02.  Working Capital Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
SECTION 3.03.  Interest on Working Capital Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
SECTION 3.04.  Advancing Working Capital Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
SECTION 3.05.  Mandatory Repayments and Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
SECTION 3.06.  Optional Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
SECTION 3.07.  Application of Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
SECTION 3.08.  Obligation to Make Working Capital Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
SECTION 3.09.  Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

ARTICLE 4
---------
         GUARANTY
         --------
SECTION 4.01.  The Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
SECTION 4.02.  Guaranty Unconditional . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
SECTION 4.03.  Discharge Only upon Payment in Full; Reinstatement
                    In Certain Circumstances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
SECTION 4.04.  Waiver by the Guarantors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
SECTION 4.05.  Subrogation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
SECTION 4.06.  Stay of Acceleration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

ARTICLE 5
---------
         CONDITIONS
         ----------
SECTION 5.01.  Conditions to Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
SECTION 5.02.  Conditions to Each Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

                                                                                                                     PAGE
                                                                                                                     ----
ARTICLE 6
---------
         REPRESENTATIONS AND WARRANTIES
         ------------------------------
SECTION 6.01.  Legal Existence and Power  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
SECTION 6.02.  Authorization; No Contravention  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
SECTION 6.03.  Binding Effect; Liens of Security Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
SECTION 6.04.  Financial Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
SECTION 6.05.  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
SECTION 6.06.  Ownership of Property, Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
SECTION 6.07.  No Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
SECTION 6.08.  No Burdensome Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
SECTION 6.09.  Labor Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
SECTION 6.10.  Subsidiaries; Other Equity Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
SECTION 6.11.  Investment Company Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
SECTION 6.12.  Margin Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
SECTION 6.13.  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
SECTION 6.14.  Compliance with ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
SECTION 6.15.  Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
SECTION 6.16.  Related Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
SECTION 6.17.  Employment, Shareholders and Subscription Agreements . . . . . . . . . . . . . . . . . . . . . . . . .  47
SECTION 6.18.  Full Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
SECTION 6.19.  Representations and Warranties from Other
                    Operative Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
SECTION 6.20.  Private Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
SECTION 6.21.  Compliance with Environmental Requirements; No
                    Hazardous Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
SECTION 6.22.  Initial Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

ARTICLE 7
---------
         AFFIRMATIVE COVENANTS
         ---------------------
SECTION 7.01.  Financial Statements and Other Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
SECTION 7.02.  Payment of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
SECTION 7.03.  Conduct of Business and Maintenance of Existence . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
SECTION 7.04.  Maintenance of Property; Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
SECTION 7.05.  Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
SECTION 7.06.  Inspection of Property, Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
SECTION 7.07.  Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
SECTION 7.08.  Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
SECTION 7.09.  Board Meetings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
SECTION 7.10.  Lenders' Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
SECTION 7.11.  Consummation of the Acquisition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

                                                                                                                     PAGE
                                                                                                                     ----
SECTION 7.12.  Hazardous Materials; Remediation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
SECTION 7.13.  Collateral Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
SECTION 7.14.  Collections; Right to Notify Account Debtors . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
SECTION 7.15.  Enforcement of Covenants Not to Compete  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
SECTION 7.16.  Landlord and Warehouseman Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

ARTICLE 8
---------
         NEGATIVE COVENANTS
         ------------------
SECTION 8.01.  Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
SECTION 8.02.  Negative Pledge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
SECTION 8.03.  Capital Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
SECTION 8.04.  Restricted Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
SECTION 8.05.  ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
SECTION 8.06.  Consolidations, Mergers and Sales of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
SECTION 8.07.  Purchase of Assets, Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
SECTION 8.08.  Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
SECTION 8.09.  Amendments or Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
SECTION 8.10.  Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
SECTION 8.11.  Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
SECTION 8.12.  Total Debt Coverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
SECTION 8.13.  Lease Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
SECTION 8.14.  Minimum EBITDA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
SECTION 8.15.  Limitations on Activities by Holdings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
SECTION 8.16.  Investor Affiliate Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
SECTION 8.17.  Subordinated Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

ARTICLE 9
---------
         EVENTS OF DEFAULT
         -----------------
SECTION 9.01.  Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
SECTION 9.02.  Cash Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

ARTICLE 10
----------
         FEES, EXPENSES AND INDEMNITIES; GENERAL PROVISIONS RELATING TO
         --------------------------------------------------------------
         PAYMENTS
         --------
SECTION 10.01.  Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
SECTION 10.02.  Computation of Interest and Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
SECTION 10.03.  General Provisions Regarding Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
SECTION 10.04.  Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
SECTION 10.05.  Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
SECTION 10.06.  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
SECTION 10.07.  Funding Losses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75

                                                                                                                     PAGE
                                                                                                                     ----
SECTION 10.08.  Maximum Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75

ARTICLE 11
----------
         THE AGENT
         ---------
SECTION 11.01.  Appointment and Authorization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
SECTION 11.02.  Agent and Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
SECTION 11.03.  Action by Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
SECTION 11.04.  Consultation with Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
SECTION 11.05.  Liability of Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
SECTION 11.06.  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
SECTION 11.07.  Credit Decision . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
SECTION 11.08.  Successor Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78

ARTICLE 12
----------
         MISCELLANEOUS
         -------------
SECTION 12.01.  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
SECTION 12.02.  No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
SECTION 12.03.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
SECTION 12.04.  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
SECTION 12.05.  Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
SECTION 12.06.  Successors and Assigns; Registration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
SECTION 12.07.  Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
SECTION 12.08.  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
SECTION 12.09.  GOVERNING LAW; SUBMISSION TO JURISDICTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
SECTION 12.10.  Notice of Breach by Agent or Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
SECTION 12.11.  WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
SECTION 12.12.  Counterparts; Integration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84


EXHIBIT A-1               -       National Cellular Term Note
EXHIBIT A-2               -       TWI Term Note
EXHIBIT A-3               -       LTC Term Note
EXHIBIT B                 -       Working Capital Note
EXHIBIT C                 -       Company Security Agreement
EXHIBIT D                 -       Holdings Pledge Agreement
EXHIBIT E                 -       HIG Pledge Agreement
EXHIBIT F                 -       LTC Pledge Agreement
EXHIBIT G                 -       Borrowing Base Certificate
EXHIBIT H                 -       Opinion of Greenberg Traurig, Counsel for
                                  the Companies

EXHIBIT I                 -       Opinion of Davis Polk & Wardwell, Special Counsel for the Agent
EXHIBIT J                 -       Lender Interest Warrants
EXHIBIT K                 -       Warrantholders Rights Agreement

SCHEDULE 1.01             -       Existing LTC Loan Agreements
SCHEDULE 6.17             -       Employment, Shareholders' and Subscription Agreements
SCHEDULE 6.21             -       Environmental Matters
SCHEDULE 6.22             -       Initial Capitalization
SCHEDULE 6.23             -       Real Property Leases
SCHEDULE 7.04             -       Required Insurance
SCHEDULE 8.01             -       Outstanding Debt

                                CREDIT AGREEMENT


    CREDIT AGREEMENT dated as of December 31, 1996, as amended and restated as of June 27, 1997, among TELEPHONE WAREHOUSE, INC., NATIONAL CELLULAR, INCORPORATED, LET'S TALK CELLULAR & WIRELESS, INC., TEXAS CELLULAR PARTNERS, L.P., the LENDERS listed on the signature pages hereof and NATIONSCREDIT COMMERCIAL CORPORATION, as Agent.

                            W I T N E S S E T H:

           WHEREAS, Telephone Warehouse, Inc. (f/k/a HIG Cellular Acquisition Corporation) , National Cellular, Incorporated (f/k/a HIG Cellular Acquisition Corporation II), Texas Cellular Partners, L.P. and NationsCredit Commercial Corporation, as Lender and Agent, are parties to a Credit Agreement dated as of December 31, 1996 (the "Original Credit Agreement");

           WHEREAS, in connection with (i) the proposed merger of Merger Sub 1, Inc., a wholly-owned subsidiary of Let's Talk Cellular & Wireless, Inc., with and into Telephone Warehouse, Inc. and (ii) the proposed merger of Merger Sub 2, Inc., a wholly-owned subsidiary of Let's Talk Cellular & Wireless, Inc., with and into National Cellular, Incorporated, the parties hereto desire to amend the Original Credit Agreement to increase the commitments of NationsCredit Commercial Corporation as Lender, to add Let's Talk Cellular & Wireless, Inc. as a borrower thereunder, to modify certain financial covenants and to make numerous other changes thereto, all as hereinafter set forth; and

           WHEREAS, in order to set forth in one document, for the convenience of the parties, the text of the Original Credit Agreement as amended by the amendments to be made upon the effectiveness hereof, the Original Credit Agreement will, upon satisfaction of the conditions set forth in Section 5.01 hereof, be amended and restated to read in full as set forth herein;

           NOW THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

           SECTION 1.01.  Certain Defined Terms.   The following terms have the
following meanings:

           "Affiliate" means, with respect to any Person (the "Subject Company") (i) any other Person that directly, or indirectly through one or more intermediaries, controls the Subject Company (a "Controlling Person") or (ii) any Person (other than the Subject Company or any of its Subsidiaries) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" of a Person means the possession, directly or indirectly, of the power to vote 10% or more of any class of voting securities of such Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

           "Agent" means NationsCredit in its capacity as agent for the Lenders hereunder, and its successors in such capacity.

           "Applicable Premium Percentage" has the meaning set forth in Section 2.04(c).

           "Asset Sale" means any sale, lease or other disposition (including any such transaction effected by way of merger or consolidation) by Holdings, any Company or any of their respective Subsidiaries of any asset, but excluding
(i) dispositions of inventory in the ordinary course of business, (ii) dispositions of Temporary Cash Investments and cash payments otherwise permitted under this Agreement and (iii) dispositions of equipment no longer used or useful in the business of any Company to the extent the Net Cash Proceeds from any such disposition are used to replace such equipment with the same or similar equipment; provided that a disposition of assets not excluded by clauses (i), (ii) or (iii) above during any Fiscal Year shall not constitute an Asset Sale unless and until (and only to the extent that) the aggregate Net Cash Proceeds from such disposition, when combined with all other such dispositions previously made during such Fiscal Year, exceeds $100,000.

           "Assumption Agreement" means the Assumption Agreement dated December 31, 1996 signed by National Cellular, Incorporated.

           "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

           "Borrowing Base" means, on any date, a dollar amount equal to the sum of 85% of Eligible Receivables determined as of such date and 60% of Eligible Inventory determined as of the last day of the month most recently ended prior to the tenth day prior to such date.

           "Borrowing Base Certificate" means a certificate, duly executed by the chief executive officer, chief financial officer, president, or treasurer of LTC, appropriately completed and substantially in the form of Exhibit G.

           "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Chicago or New York City are authorized by law to close.

           "Capital Lease" of any Person means any lease of any property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be accounted for as a capital lease on the balance sheet of such Person.

           "Casualty Insurance Policy" means any insurance policy maintained by Holdings or any of its Subsidiaries covering losses with respect to tangible real or personal property or improvements or losses from business interruption.


           "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.), as amended from time to time, and regulations promulgated thereunder.

           "Class" refers, with respect to Loans, to whether such Loans are Term Loans or Working Capital Loans and, with respect to Commitments, to whether such Commitments are Term Commitments or Working Capital Commitments.

           "Closing Date" means December 31, 1996.

           "Code" means the Internal Revenue Code of 1986, as amended from time to time.

           "Collateral" means all property mortgaged, pledged or otherwise purported to be subjected to a Lien pursuant to the Security Documents.

           "Commitment" means the Term Commitment or a Working Capital Commitment, or any combination of the foregoing, as the context may require.

           "Company" means National Cellular, TWI or LTC, as the context may require, and "Companies" means National Cellular, TWI and LTC.

           "Company Account" means, with respect to each Company, the account specified on the signature page hereof into which all Loans to such Company shall be made available, or such other account as such Company shall from time to time specify by notice to the Lenders.

           "Company Security Agreement" means the Security Agreement dated as of December 31, 1996, as amended and restated as of June 27, 1997, between the Companies and the Agent, substantially in the form of Exhibit C.

           "Consolidated Capital Expenditures" with respect to any Company means, for any period, the aggregate amount of expenditures by such Company and its Consolidated Subsidiaries for plant, property and equipment during such period (including any such expenditure by way of acquisition of a Person or by way of assumption of indebtedness or other obligations of a Person, to the extent reflected as plant, property and equipment), but excluding any such expenditures made for the replacement or restoration of assets to the extent financed by condemnation awards or proceeds of insurance received with respect to the loss or taking of or damage to the asset or assets being replaced or restored.

           "Consolidated Current Assets" means, at any date, the consolidated current assets (excluding cash and cash equivalents) of LTC and its Consolidated Subsidiaries determined as of such date.

           "Consolidated Current Liabilities" means, at any date, (i) the consolidated current liabilities (excluding Debt) of LTC and its Consolidated Subsidiaries plus (ii) the current liabilities of any Person (other than LTC or any of its Consolidated Subsidiaries) which are Guaranteed by LTC or any of its Consolidated Subsidiaries, all determined as of such date.

           "Consolidated Free Cash Flow" with respect to any Company means, for any period, EBITDA of such Company for such period minus (a) all cash payments of income taxes by such Company and its Consolidated Subsidiaries during such period; (b) Consolidated Capital Expenditures of such Company for such period, to the extent that such Consolidated Capital Expenditures are permitted by
Section 8.11 and are not financed during such period (and will not be financed in any future period) with the proceeds of Debt of any Company permitted by
Section 8.01(c); and (c) any net gain by such Company or any of its Consolidated Subsidiaries in respect of Asset Sales during such period; plus
(d) any expenditures made by such Company or any of its Consolidated Subsidiaries during such period for the replacement or restoration of assets to the extent financed by condemnation awards or proceeds of insurance received with respect to the loss or taking of or damage to the asset or assets being replaced or restored.

           "Consolidated Subsidiary" means, with respect to any Person at any date, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.

           "Consulting Agreement" means the Amended and Restated Consulting Agreement dated as of June 27, 1997 by and between LTC, TWI and H.I.G. Capital Management, Inc.

           "Debt" of a Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all Capital Leases of such Person, (v) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities (or property), (vi) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vii) all equity securities of such Person subject to repurchase or redemption otherwise than at the sole option of such Person (other than the Lender Interest), (viii) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (ix) all Debt of others Guaranteed by such Person.

           "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

           "EBITDA" with respect to any Company means, for any period, the consolidated net income of such Company and its Consolidated Subsidiaries for such period plus depreciation, interest, amortization and income and franchise taxes, determined in accordance with GAAP eliminating (i) all intercompany items, (ii) all earnings (or losses) attributable to equity interests in Persons that are not Subsidiaries of such Company unless, in the case of earnings, actually received by such Company or any of its Consolidated Subsidiaries, (iii) all income (or loss) arising from the forgiveness, adjustment, or negotiated settlement of any indebtedness, (iv) any extraordinary items of income or expense, and (v) any increase or decrease in income arising from any change in such Company's method of accounting, subject to Section 1.02(a).

           "Eligible Inventories" means, at any date of determination thereof, the aggregate value (determined at the lower of cost or market on a basis consistent with that used in the preparation of the financial statements referred to in Section 6.04(a)) at such date of all Inventories owned by any Company and located in any jurisdiction in the United States of America as to which appropriate UCC financing statements have been filed naming such Company as "debtor" and the Agent as "secured party", all net of any amounts payable by such Company in respect of commissions, processing fees or other charges, excluding, however, without duplication (i) any such Inventory which has been shipped to a customer, even if on a consignment or "sale or return" basis and whether or not such Inventory has been subsequently returned by such customer; (ii) any Inventory subject to a Lien, including a landlord's or warehouseman's Lien (other than Liens created pursuant to the Company Security Agreement), other than (x) Inventory subject to a Lien in favor of any vendor to such Company but only to the extent that the aggregate value of such Inventory (determined as set forth above) exceeds 110% of the aggregate amount of all obligations owed by such Company to such vendor and (y) in the case of LTC, Inventory subject to a landlord's lien in favor of any landlord of LTC; (iii) any item of Inventory against which such Company has taken a reserve or that is aged more than 365 days; (iv) any Inventory not subject to a valid and perfected first-priority Lien in favor of the Agent under the Company Security Agreement subject to no prior or equal Lien; (v) any Inventory not produced in compliance with the applicable requirements of the Fair Labor Standards Act; and (vi) any supply, scrap or obsolete Inventory (other than scrap metal or supplies that are used in the manufacturing process that are readily marketable) and any Inventory that is not reasonably marketable.

           "Eligible Receivables" means, at any date of determination thereof, the aggregate amount of all Receivables at such date due to any Company other than the following (determined without duplication):

    (a)  (i)      any Receivable due from a Foreign Account Debtor to the
extent that all Receivables due from Foreign Account Debtors exceed $100,000 at any time, other than any Receivable that is backed by a letter of credit issued by a bank organized under the laws of the United States of America or a State thereof having combined capital and surplus in excess of $250,000,000 and having outstanding senior unsecured long-term debt securities rated A or higher by Standard & Poor's Corporation or A2 or higher by Moody's Investor Service, Inc. (so long as such letter of credit has been delivered to the Agent as additional collateral under the Security Documents), and (ii) any Receivable that is not denominated and payable in U.S. dollars;


           (b) any Receivable that does not comply with all applicable legal requirements, including, without limitation, all laws, rules, regulations and orders of any governmental or judicial authority;

           (c) any Receivable in respect of which there is any unresolved dispute with the account debtor, but only to the extent of such dispute;

           (d) any Receivable payable by its terms more than 30 days, in the case of any Receivable owing by any paging or other retail customer, and 60 days, in the case of any other Receivable, after the date of the issuance of the original invoice therefor;

           (e) any Receivable that remains unpaid for more than 45 days, in the case of any Receivable owing by any paging or other retail customer, and 60 days, in the case of any other Receivable, from the original due date specified at the time of the original issuance of the invoice therefor;

           (f) any unbilled Receivable and any Receivable in respect of goods not yet shipped;

           (g) any Receivable arising outside the ordinary course of business of such Company.


           (h) any Receivable in respect of which there has been established a contra account, or which is due from an account debtor to whom such Company, as the case may be, owes a trade payable, but only to the extent of such account or trade payable;


           (i) any Receivable that is not subject to a first priority perfected Lien under the Company Security Agreement and any Receivable evidenced by an "instrument" (as defined in the UCC) not in the possession of the Agent;


           (j) any Receivable due from an account debtor (I) as to which on such date Receivables representing more than 30% of the aggregate amount of all Receivables of such account debtor have remained unpaid for more than 90 days from the original due date specified at the time of the original issuance of the invoice therefor, (II) in respect of which a credit loss has been recognized or reserved by such Company, (III) in respect of which the Agent shall have notified such Company that such account debtor does not have a satisfactory credit standing as determined in good faith by the Agent, (IV) that is a Subsidiary or Affiliate of such Company, (V) that is the United States of America or any department, agency or instrumentality thereof, unless such Company has complied in all respects with the Federal Assignment of Claims Act of 1940, or (VI) that is the subject of a case or proceeding of the type described in clauses (g) and (h) of Section 9.01;

           (k) any Receivable due from an account debtor that such Company has not instructed such account debtor in the invoice therefor to make payments in respect of such Receivable to the applicable Lockbox Account (as defined in the Company Security Agreement) or from any account debtor that makes payments in a form that cannot be accepted in the applicable Lockbox Account; and

           (l) any Receivables due from an account debtor (other than Bell South Mobility, Bell Atlantic/Nynex, L.A. Cellular, CellularOne, Airtouch Cellular and AT&T Wireless Services) at any time, to the extent that the aggregate outstanding amount of Receivables due from such account debtor and its affiliates at such time exceeds 30% of the aggregate amount of all Receivables due to such Company at such time, but only to the extent of such excess.

           "Employment Contracts" means the Employment Contract dated as of December 31, 1996 between TWI and Ron Koonsman, amended and restated as of June 27, 1997, and the employment agreements delivered by Holdings to NationsCredit on the LTC Closing Date pursuant to Section 5.01(o).

           "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and governmental restrictions, whether now or hereafter in effect, relating to human health, the environment or to emissions, discharges or releases of pollutants, contaminants, Hazardous Materials or wastes into the environment, including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Materials or wastes or the clean-up or other remediation thereof.

           "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute.

           "ERISA Group" means Holdings, any Company, any Subsidiary of any Company and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Holdings, any Company or any Subsidiary of any Company are treated as a single employer under Section 414 of the Code.

           "Equity Agreement" means the Equity Agreement dated as of December 31, 1996 among Holdings, the Partners listed on the signature pages thereof and NationsCredit.

           "Event of Default" has the meaning set forth in Section 9.01.

           "Excess Cash Flow" means, for any period, an amount equal to (i) Consolidated Free Cash Flow of LTC for such period plus (or minus) (ii) any net cash extraordinary gains (or extraordinary cash losses) for such period of LTC and its Consolidated Subsidiaries (except any such gains or losses in respect of Asset Sales) plus (or minus) (iii) to the extent reflected in Consolidated Free Cash Flow of LTC for such period, any non-cash charges (or non-cash gains) for such period of LTC and its Consolidated Subsidiaries plus (or minus) (iv) any decrease (or increase) in average of the Net Working Investment at the end of each fiscal month ended during such period, when compared with average of the Net Working Investment at the end of each fiscal month ended during the corresponding period in the prior Fiscal Year, minus (v) the sum for such period of (A) Total Debt Service of LTC (exclusive of amortization of debt discount or premium) for such period, (B) all optional payments of the Term Notes during such period pursuant to Section 2.04(c) and (C) the aggregate amount of Restricted Payments made during such period in accordance with clauses (i), (ii), (iii) or (iv) of the proviso to Section 8.04(a).

           "Financing Documents" means this Agreement, the Notes and the Security Documents.

           "Fiscal Year" means a fiscal year of each Company and Holdings.

           "Foreign Account Debtor" means an account debtor that is not both domiciled in the United States of America and (if not a natural person) organized under the laws of the United States of America or any political subdivision thereof.

           "GAAP" has the meaning set forth in Section 1.02.

           "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

           "Guarantor" means each of the Companies and Holdings in their capacity as a guarantor pursuant to Article 4.

           "Hazardous Materials" means (i) any "hazardous substance" as defined in CERCLA; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) petroleum, its derivatives, by-products and other hydrocarbons; and (v) any other toxic, radioactive, caustic or otherwise hazardous substance regulated under Environmental Laws.

           "Hazardous Materials Contamination" means contamination which is subject to clean-up, remediation, removal, permitting or other regulation under any Environmental Law (a) of the improvements, buildings, facilities, personalty, soil, groundwater, air or other elements on or of the relevant property by Hazardous Materials, or any derivatives thereof, or (b) on or of any other property as a result of Hazardous Materials, or any derivatives thereof, generated on, emanating from or disposed of in connection with the relevant property.

           "HIG" means HIG Fund V, Inc., a Cayman Islands corporation, and its successors.

           "HIG Investor" means HIG Texas Cellular Company, a Cayman Islands corporation.

           "HIG Pledge Agreement" means the HIG Pledge Agreement dated as of the date hereof between HIG and the Agent, substantially in the form of Exhibit E.

           "Holdings" means Texas Cellular Partners, L.P., a Delaware limited partnership, and its successors.

           "Holdings Documents" has the meaning set forth in Section 8.16.

           "Holdings Pledge Agreement" means the Holdings Pledge Agreement dated as of December 31, 1996, as amended and restated as of June 27, 1997, between Holdings and the Agent, substantially in the form of Exhibit D.

           "Indemnitees" has the meaning set forth in Section 10.05.

           "Insurance Accounts" has the meaning set forth in the Company Security Agreement.

           "Intercreditor Agreement" means the Intercreditor Agreement dated as of December 31, 1996 by and between NationsCredit and the Seller.

           "Inventory" means inventory (as defined in Article 9 of the UCC) to the extent comprised of readily marketable materials of a type manufactured, consumed or held for resale (including raw materials and work-in-process) by any Company in the ordinary course of its business as presently conducted, or as modified from time to time in a manner not prohibited by this Agreement.

           "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit or otherwise.

           "IPO" means the initial sale of shares of common stock of LTC by and for the account of LTC and certain selling shareholders pursuant to an underwritten public offering registered under the Securities Act.

           "LC Collateral Account" has the meaning set forth in the Company Security Agreement.

           "LC Credit Event" has the meaning set forth in Section 3.09(a).

           "LC Issuer" means NationsCredit in its capacity as issuer of Letters of Credit pursuant to Section 3.09(a).

           "Lender" means NationsCredit and each other Person that becomes a holder of a Note pursuant to Section 12.06, and their respective successors, and "Lenders" means all of the foregoing.

           "Lender Interest" has the meaning set forth in Section 2.05.

           "Lender Interest Warrants" has the meaning set forth in Section
2.05.

           "Letter of Credit" means a letter of credit issued for the account of any Company by the LC Issuer.

           "Letter of Credit Liabilities" means, at any time and in respect of any Letter of Credit, the sum, without duplication, of (i) the amount available for drawing under such Letter of Credit (without regard to whether any conditions to drawing thereunder can then be met) plus (ii) the aggregate unpaid amount of all Reimbursement Obligations in respect of previous drawings made under such Letter of Credit.

           "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement and the other Financing Documents, any Company or any of such Company's Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

           "Loans" means the Term Loans and the Working Capital Loans, or any combination of the foregoing, as the context may require.

           "Lockbox Accounts" has the meaning set forth in the Company Security Agreement.

           "Lockbox Agreements" has the meaning set forth in the Company Security Agreement.

           "LTC" means Let's Talk Cellular & Wireless, Inc., a Florida corporation, together with its successors.

           "LTC Merger" means the transactions contemplated by the LTC Merger Documents to be consummated on or before the LTC Closing Date.

           "LTC Merger Documents" means the LTC Merger Agreement, including the exhibits and schedules thereto, and all agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith, including without limitation the LTC Shareholders' Agreement.

           "LTC Closing Date" has the meaning set forth in Section 5.01.

           "LTC Merger Agreement" means the Agreement and Plan of Merger by and among LTC, Merger Sub 1, Merger Sub 2, TWI, NCI and Holdings, dated as of April 11, 1997.

           "LTC Pledge Agreement" means the LTC Pledge Agreement dated as of June 27, 1997 between LTC and the Agent, substantially in the form of Exhibit F.

           "LTC Shareholders' Agreement" means the Shareholders' Agreement dated as of June 27, 1997 by and among LTC and the Current Shareholders and Investors party thereto.

           "LTC Term Loan" has the meaning set forth in Section 2.01.

           "LTC Term Note" has the meaning set forth in Section 2.02.

           "LTC Working Capital Loan" means any Working Capital Loan of LTC made pursuant to Section 3.01.

           "LTC Working Capital Note" means any Working Capital Note of LTC issued pursuant to Section 3.02.

           "Major Casualty Proceeds" means (i) the aggregate insurance proceeds received in connection with one or more related events by LTC or any of its Subsidiaries under any Casualty Insurance Policy or (ii) any award or other compensation with respect to any condemnation of property (or any transfer or disposition of property in lieu of condemnation) received by LTC or any of its Subsidiaries, if the amount of such aggregate insurance proceeds or award or other compensation exceeds $250,000.

           "Margin Stock" has the meaning assigned thereto in Regulation G, U or X of the Federal Reserve Board, as the same may be amended, supplemented or modified from time to time.

           "Material Debt" means Debt (other than the Notes) of LTC and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount not exceeding $100,000.

           "Material Plan" means at any time a Plan having Unfunded
Liabilities.

           "Merger Sub 1" means Merger Sub 1, Inc., a Delaware corporation.

           "Merger Sub 1 Merger" means the merger of Merger Sub 1 with and into Telephone Warehouse, Inc. (with Telephone Warehouse, Inc., as the surviving corporation) pursuant to the LTC Merger Agreement on the LTC Closing Date.

           "Merger Sub 2" means Merger Sub 2, Inc., a Texas corporation.

           "Merger Sub 2 Merger" means the merger of Merger Sub 2 with and into National Cellular, Incorporated (with National Cellular, Incorporated, as the surviving corporation) pursuant to the LTC Merger Agreement on the LTC Closing Date.
           "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

           "National Cellular" means National Cellular, Incorporated, a Texas corporation and the surviving corporation in the Merger Sub 2 Merger, together with its successors.

           "National Cellular Merger Agreement" means the Merger Agreement dated as of December 31, 1996 between HIG Cellular Acquisition Corporation II and National Cellular.

           "National Cellular Term Loan" has the meaning set forth in Section 2.01.

           "National Cellular Term Note" has the meaning set forth in Section 2.02.

           "National Cellular Working Capital Loan" means any Working Capital Loan of National Cellular made pursuant to Section 3.01.

           "National Cellular Working Capital Note" means any Working Capital Note of National Cellular issued pursuant to Section 3.02.

           "NationsCredit" means NationsCredit Commercial Corporation, a Delaware corporation, and its successors and assigns.

           "Net Cash Proceeds" means, with respect to any transaction, an amount equal to the cash proceeds received by Holdings, any Company or any of their respective Subsidiaries from or in respect of such transaction (including any cash proceeds received as income or other proceeds of any non-cash proceeds of such transaction), less (x) any expenses (including commissions) reasonably incurred by such Person in respect of such transaction and (y) in the case of an Asset Sale, the amount of any Debt secured by a Lien on the related asset and discharged from the proceeds of such Asset Sale and any taxes paid or payable by such Person (as estimated by the chief financial officer of Holdings) in respect of such Asset Sale.

           "Net Working Investment" means, at any date, Consolidated Current Assets minus Consolidated Current Liabilities, all determined at such date.

           "New Lease" means, for any Fiscal Year, any operating lease entered into by any Company or any of such Company's Subsidiaries during such Fiscal Year, and includes (i) any renewal, renegotiation or material change in any operating lease existing prior to the first day of such Fiscal Year and (ii) any operating lease existing prior to the first day of such Fiscal Year that provides for liability for rental payments in such Fiscal Year in excess of the liability for rental payments under such lease for the immediately preceding Fiscal Year.

           "Notes" means the Term Notes and the Working Capital Notes, or any combination of the foregoing, as the context may require.

           "Notice of Borrowing" has the meaning set forth in Section 3.04.

           "Notice of LC Credit Event" has the meaning set forth in Section 3.09(d).

           "Officers' Certificate" means a certificate executed on behalf of a Person by its chairman of the board (if an officer), chief executive officer or president or one of its vice presidents and by its chief financial officer or treasurer.

           "Operative Documents" means the Financing Documents, the Original Acquisition Documents, the LTC Merger Documents, the Assumption Agreement, the Partnership Agreement, the Employment Contracts, the Consulting Agreement, the Subscription Agreements, the Equity Agreement, the Lender Interest Warrants, the Warrantholders Rights Agreement, the Seller Note, the Seller Pledge Agreement, the InterCreditor Agreement, the Subordination Agreements and the Seller Subsidiary Guaranties.

           "Original Acquisition" means the transactions contemplated by the Original Acquisition Documents consummated on or before the Closing Date.

           "Original Acquisition Documents" means the Purchase Agreement, including the exhibits and schedules thereto, and the Original Merger Agreements, and all agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith.

           "Partnership Agreement" means the Agreement of Limited Partnership dated as of December 16, 1996 under which Holdings is organized.

           "Original Credit Agreement" has the meaning set forth in the first recital to this Agreement.

           "Original Merger Agreements" means the National Cellular Merger Agreement and the TWI Merger Agreement.

           "Partnership Interests" means partnership interests of Holdings.

           "Payment Account" means, with respect to each Lender, the account specified on the signature pages hereof into which all payments by or on behalf of any Company to such Lender under the Financing Documents shall be made, or such other account as such Lender shall from time to time specify by notice to such Company.

           "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

           "Permitted Contest" means a contest maintained in good faith by appropriate proceedings promptly instituted and diligently conducted and with respect to which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; provided that compliance with the obligation that is the subject of such contest is effectively stayed during such challenge.

           "Permitted Liens" means Liens permitted pursuant to Section 8.02.

           "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

           "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

           "Purchase Agreement" means the Amended and Restated Stock Purchase Agreement dated as of December 6, 1996 among HIG Cellular Acquisition Corporation I, HIG Cellular Acquisition Corporation II and the Seller.

           "Quarterly Date" means the first Business Day of each February, May, August and November occurring after the Closing Date.

           "Real Property" means the premises known as 419 W. Airport Freeway, Irving, Texas, all as more fully described in Exhibit A to the TWI Mortgage.

           "Receivable" means, with respect to any Company as at any date of determination thereof, the unpaid portion of the obligation, as stated in the respective invoice, of a customer such Company in respect of Inventory sold or services rendered in the ordinary course of business, which amount has been earned by performance under the terms of the related contract and recognized as revenue on the books of such Company net of any credits, rebates or offsets owed to the customer and also net of any commissions payable to Persons other than employees of such Company or its respective Subsidiaries.

           "Reimbursement Obligations" means, at any date, the obligations of the Companies then outstanding to reimburse the LC Issuer and/or the Lenders for payments made by the LC Issuer under a Letter of Credit and/or the Lenders under Section 3.09(a) or Section 3.09(b).

           "Reimbursement Refunding Borrowing" means a Working Capital Borrowing made solely for the purpose of repaying Reimbursement Obligations coming due not later than the date of such borrowing, and in an aggregate amount equal to the aggregate amount of such Reimbursement Obligations.

           "Required Lenders" means at any time Lenders holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the Loans or, if no Loans are outstanding, having at least 51% of the aggregate amount of the Commitments.

           "Restricted Payment" means (i) any dividend or other distribution on any shares of any Company's capital stock (except dividends payable solely in shares of its capital stock of the same class) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of any Company's capital stock or (b) any option, warrant or other right to acquire shares of any Company's capital stock.

           "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

           "Security Documents" means the Company Security Agreement, the Holdings Pledge Agreement, the HIG Pledge Agreement, the LTC Pledge Agreement, the TWI Mortgage and any other agreement pursuant to which Holdings, any Company or any of their respective Subsidiaries or Affiliates provides a Lien on its assets in favor of the Agent for the benefit of the Lenders, and all supplementary assignments, security agreements, pledge agreements, acknowledgments or other documents delivered or to be delivered pursuant to the terms hereof or of any other Security Document.

           "Seller" means Mr. Ron Koonsman.

           "Seller Note" means the Subordinated Note in the principal amount of $3,585,000 issued by Holdings to the Seller on December 31, 1996 and amended and restated on June 27, 1997.

           "Seller Pledge Agreement" means the Stock Pledge Agreement dated December 31, 1996 between Holdings and the Seller.

           "Seller Subsidiary Guaranties" means each of the Subsidiary Guaranty Agreements dated December 31, 1996 by each of National Cellular and TWI in favor of the Seller.

           "Subordination Agreements" means each of the Subordination Agreements dated as of December 31, 1996 between the Seller, NationsCredit and each of Holdings, TWI and National Cellular.

           "Subsidiary" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

           "Temporary Cash Investment" means any Investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by Standard & Poor's Ratings Service and P-1 by Moody's Investors Service, Inc., (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any State thereof and has capital, surplus and undivided profits aggregating at least $500,000,000 and which issues (or the parent of which issues) certificates of deposit or commercial paper with a rating described in clause (ii) above, or
(iv) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above, provided in each case that such Investment matures within one year from the date of acquisition thereof by any Company or any of such Company's Subsidiaries.

           "Total Debt Service" with respect to any Company means, for any period, the sum of (i) the aggregate interest charges incurred by such Company and its Consolidated Subsidiaries for such period, whether expensed or capitalized, including the portion of any obligation under Capital Leases allocable to interest expense in accordance with GAAP and the portion of any debt discount or premium (but not expenses of issuance) that shall be amortized in such period and (ii) the aggregate amount during such period of mandatory principal payments payable by such Company pursuant to Section 2.04(a) and all other scheduled principal payments on all other Debt payable by such Company or any of its Consolidated Subsidiaries, including the portion of any payments under Capital Leases that is allocable to principal.

           "Term Commitment" means, for NationsCredit as Lender, an amount equal to $2,000,000.

           "Term Loan" has the meaning set forth in Section 2.01.

           "Term Notes" has the meaning set forth in Section 2.02.

           "TWI" means Telephone Warehouse, Inc., a Delaware corporation and the surviving corporation of the Merger Sub 1 Merger, together with its successors.

           "TWI Merger Agreement" means the Merger Agreement dated as of December 31, 1996 among HIG Cellular Acquisition Corporation, Telephone Warehouse - San Antonio, Inc., Telephone Warehouse - KC, Inc. and Telephone Warehouse Inc.

           "TWI Mortgage" means the Mortgage, Assignment, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of December 31, 1996 between TWI and the Agent.

           "TWI Term Loan" has the meaning set forth in Section 2.01.

           "TWI Term Note" has the meaning set forth in Section 2.02.

           "TWI Working Capital Loan" means any Working Capital Loan of TWI made pursuant to Section 3.01.

           "TWI Working Capital Note" means any Working Capital Note of TWI issued pursuant to Section 3.02.

           "UCC" has the meaning set forth in the Security Agreement.

           "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

           "Warrantholders Rights Agreement" means the Warrantholders Rights Agreement dated as of June 27, 1997 among LTC, HIG and NationsCredit, substantially in the form of Exhibit K hereto.

           "Working Capital Borrowing" means the aggregation of Working Capital Loans of the Lenders to be made to any Company pursuant to Section 3.01 on a single date.

           "Working Capital Commitment" means, (i) for NationsCredit as Lender, initially $9,000,000, less any amount assigned to another Person that becomes a
Lender after the date hereof (a    "Subsequent Lender") and (ii) for any
Subsequent Lender, the amount of Working Capital Commitment assigned to such Lender.

           "Working Capital Loans" has the meaning set forth in Section 3.01.

           "Working Capital Note" has the meaning set forth in Section 3.02.

           "Working Capital Outstandings" means at any time, as to any Lender, the sum of the aggregate outstanding principal amount of such Lender's Working Capital Loans and its pro rata share of the aggregate outstanding Letter of Credit Liabilities.

           SECTION 1.02.  Accounting Terms and Determinations.   Unless
otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time ("GAAP"), applied, with respect to any of any Company or Holdings, on a basis consistent (except for changes concurred in by such Company's and Holdings' independent public accountants) with the most recent audited consolidated and consolidating financial statements of LTC and its Consolidated Subsidiaries delivered to the Lenders; provided that, if LTC notifies the Lenders that LTC wishes to amend any covenant in Article 8 or the definition of "Excess Cash Flow" or any related definition to eliminate the effect of any change in GAAP on the operation of such covenant or the determination of "Excess Cash Flow" (or if the Agent notifies LTC that the Required Lenders wish to amend Article 8 or the definition of "Excess Cash Flow" or any related definition for such purpose), then LTC's compliance with such covenant or "Excess Cash Flow", as the case may be, shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to Holdings and the Required Lenders.

           SECTION 1.03. Other Definitional Provisions. References in this Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1.01 may, unless the context otherwise requires, be used in the singular or plural depending on the reference. "Include", "includes" and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. "Writing", "written" and comparable terms refer to printing, typing and other means of reproducing words in a visible form. References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and assigns of such Person. References "from" or "through" any date mean, unless otherwise specified, "from and including" or "through and including", respectively.

                                   ARTICLE 2

                                   TERM LOANS

           SECTION 2.01.  Term Loans.   (a) On the Closing Date, NationsCredit
made one senior floating rate loan in the amount of $5,600,000 to NCI (such loan, or any portion thereof assigned to any other Lender in accordance with
Section 12.06, a "National Cellular Term Loan") and one senior floating rate loan in the amount of $5,600,000 to TWI pursuant to this Agreement (such loan, or any portion thereof assigned to any other Lender in accordance with Section 12.06, a "TWI Term Loan"). As of the LTC Closing Date, $5,537,500 in principal amount of the NCI Term Loan and $5,537,500 in principal amount of the TWI Term Loan remain outstanding.

           (b) Upon the terms and subject to the conditions set forth herein, NationsCredit agrees to make an additional senior floating rate loan to LTC on the LTC Closing Date pursuant to this Section 2.01(b) in a principal amount equal to its Term Commitment (such loan, or any portion thereof assigned to any other Lender in accordance with Section 12.06, a "LTC Term Loan", and, together with the National Cellular Term Loans and the TWI Term Loans, the "Term Loans"). Term Loans are not revolving in nature and amounts of such Loans repaid or prepaid may not be reborrowed. The Term Commitment shall terminate at the close of business on the LTC Closing Date.

             SECTION 2.02. Term Notes. Each National Cellular Term Loan shall be evidenced by a Term Note of National Cellular substantially in the form of Exhibit A-1 (each such note, a "National Cellular Note"), dated the Closing Date in a principal amount equal to the initial principal amount of such National Cellular Term Loan, duly executed and delivered by National Cellular and payable to the Lender of such Term Loan. Each TWI Term Loan shall be evidenced by a Term Note of TWI substantially in the form of Exhibit A-2 (each such note, a "TWI

Term Note"), dated the Closing Date in a principal amount equal to the initial principal amount of such TWI Term Loan, duly executed and delivered by TWI and payable to the Lender of such TWI Term Loan. Each LTC Term Loan shall be evidenced by a Term Note of LTC substantially in the form of Exhibit A-3 (each such note, a "LTC Term Note" and, together with National Cellular Term Notes and TWI Term Notes, "Term Notes"), dated the LTC Closing Date in a principal amount equal to the initial principal amount of such LTC Term Loan, duly executed and delivered by LTC and payable to the Lender of such LTC Term Loan.

             SECTION 2.03. Interest on the Term Loans. Interest on each Term Loan shall accrue from the date on which such Term Loan was made on the outstanding principal amount thereof at the rate set forth in the Term Note in respect thereof, and shall be payable monthly in arrears as set forth therein.

             SECTION 2.04. Repayments and Prepayments of Term Notes. (a) Mandatory Scheduled Repayments. There shall become due and payable and each Company shall repay an aggregate principal amount of the Term Notes issued by such Company on each Quarterly Date, commencing with the Quarterly Date occurring on August 1, 1997, equal to the applicable installment amount set forth below (or, if less, the aggregate outstanding principal amount of the Applicable Term Notes), in each case together with accrued and unpaid interest on the principal amount being repaid to and but excluding the date of payment:

                                     AMORTIZATION SCHEDULE
                                     ---------------------
                       PRINCIPAL AMOUNT OF TERM    PRINCIPAL AMOUNT    PRINCIPAL AMOUNT OF
                              NOTES OF             OF TERM NOTES OF       TERM NOTES OF
      INSTALLMENT         NATIONAL CELLULAR               TWI                  LTC
      -----------         -----------------               ---                  ---
        No. 1                 $ 62,500                    $ 62,500                25,000
        No. 2                   62,500                      62,500                25,000
        No. 3                   62,500                      62,500                25,000
        No. 4                  125,000                     125,000                25,000
        No. 5                  125,000                     125,000                25,000
        No. 6                  125,000                     125,000                25,000
        No. 7                  125,000                     125,000                25,000
        No. 8                  187,500                     187,500                25,000
        No. 9                  187,500                     187,500                25,000
        No. 10                 187,500                     187,500                25,000
        No. 11                 187,500                     187,500                25,000
        No. 12                 275,000                     275,000                25,000
        No. 13                 275,000                     275,000               100,000

                       PRINCIPAL AMOUNT OF TERM    PRINCIPAL AMOUNT    PRINCIPAL AMOUNT OF
                              NOTES OF             OF TERM NOTES OF       TERM NOTES OF
      INSTALLMENT         NATIONAL CELLULAR               TWI                  LTC
      -----------         -----------------               ---                  ---
       No. 14                  275,000                 275,000             100,000
       No. 15                  275,000                 275,000             100,000
       No. 16                   62,500                  62,500             100,000
       No. 17                   62,500                  62,500             100,000
       No. 18                   62,500                  62,500             100,000
       No. 19                   62,500                  62,500             100,000
       No. 20                  312,500                 312,500             100,000
       No. 21                  312,500                 312,500             100,000
       No. 22                  312,500                 312,500             100,000
       No. 23                  312,500                 312,500             100,000
       No. 24                  375,000                 375,000             100,000
       No. 25                  375,000                 375,000             125,000
       No. 26                  375,000                 375,000             125,000
       No. 27                  375,000                 375,000             125,000
       No. 28                      -0-                     -0-             125,000

      (b) Mandatory Incremental Prepayments. (i) There shall become due and payable, and the Companies shall prepay, an aggregate principal amount of the Term Notes (or, if less, the aggregate outstanding principal amount of the Term Notes) in the following amounts at the following times, together with, in the case of any prepayment of the remaining Term Notes in whole, accrued and unpaid interest on the principal amount being prepaid to but excluding the date of such payment:


                        (A) on the earlier of (x) the date on which the financial statements required by Section 7.01(b) are delivered to the Agent and (y) the 120th day following the last day of each Fiscal Year, beginning with the Fiscal Year ending July 31, 1998, an amount equal to 50% of the Excess Cash Flow for such Fiscal Year; and


                        (B) promptly upon receipt by Holdings or LTC of the proceeds from the issuance and sale of limited partnership interests or other equity securities, as the case may be, in a public offering after the LTC Closing Date, an amount equal to 100% of the Net Cash Proceeds of such issuance and sale.

             (ii) There shall become due and payable, and each Company shall prepay, an aggregate principal amount of the Term Notes of such Company (or, if less, the aggregate outstanding principal amount of such Term Notes) in the following amounts at the following times, together with, in the case of any payment of the remaining such Term Notes in whole, accrued and unpaid interest on the principal amount being prepaid to but excluding the date of such payment:


                     (A) on the date on which such Company or any of its Subsidiaries receives any payment which constitutes Major Casualty Proceeds, an amount equal to the amount of such payment, unless the Required Lenders shall otherwise direct (in which case the amount of such payment shall be deposited into the applicable Insurance Account to be held and applied in accordance with
             Section 5 of the Company Security Agreement); and


                     (B) promptly upon receipt by such Company or any of its Subsidiaries of the proceeds of any Asset Sale by such Company (or promptly upon receipt by Holdings or LTC of the proceeds of any Asset Sale consisting of equity securities or other interests in such Company) after the LTC Closing Date, other than a sale pursuant to and in accordance with Section 8.06(c), an amount equal to 100% of the Net Cash Proceeds of such Asset Sale.


       (c)   Optional Prepayments.  (i)   Each Company may prepay the Term
Notes of such Company in whole or in part (in principal amounts of $125,000 or in any integral multiple of $50,000 in excess thereof) upon at least 10 days' prior irrevocable written notice to the Lenders (and such amounts specified in such notice shall become due and payable on the date so specified), by paying an amount equal to the Applicable Premium Percentage on the date of payment of the aggregate principal amount being prepaid together with, in the case of any prepayment of the remaining Term Notes in whole, accrued and unpaid interest on the principal amount being prepaid to but excluding the date of payment.


       "Applicable Premium Percentage" means (i) in the case of any prepayment made with proceeds of Debt of Holdings or any of its Subsidiaries,
(1) in the case of any prepayment with respect to National Cellular Term Loans or TWI Term Loans, (x) for any date from December 31, 1996 to but excluding December 31, 1999, the excess of (A) 101.25% over (B) the product of .0347% multiplied by the number of times the first day of a month has occurred subsequent to December 31, 1996 and (y) for any date from and after December 31, 1999, 100%, and (2) in the case of any prepayment with respect to LTC Term Loans, (x) for any date from June 27, 1997 to but excluding June 27, 2000, the excess of (A) 101.25% over (B) the product of .0347% multiplied by the number of times the first day of a month has occurred subsequent to June 27, 1997 and (y) for any date from and after June 27, 2000, 100%, and (ii) in any other case, 100%.

               (ii) Notwithstanding the foregoing, no Company may prepay its Term Notes in whole pursuant to this subsection (c) with the proceeds of other Debt unless simultaneously with such prepayment (x) (A) the Companies prepay any outstanding balance of the Term Notes, together with accrued interest thereon, in accordance with this subsection (c) and (B) the Companies prepay all Working Capital Loans, cash collateralize all outstanding Letter of Credit Liabilities in accordance with Section 3.09(f) (or provide for the replacement or cancellation thereof on terms acceptable to each Lender) and terminate the Working Capital Commitments and (y) Holdings redeems in cash, as provided in
         Section 5.3 of the Equity Agreement, the portion of Lender Interest which any Lender holding such portion of Lender Interest requests Holdings in writing to redeem.

         (d) Application of Payments. Each repayment or prepayment of less than all the outstanding aggregate principal amount of the Term Notes shall be applied pro rata to all the Term Notes according to their respective outstanding principal amounts. Each repayment or prepayment of less than all the outstanding aggregate principal amount of the Term Notes of any Company pursuant to Section 2.04(a), 2.04(b)(ii) or 2.04(c) shall be applied pro rata to their respective outstanding principal amounts. The principal amount of each payment pursuant to Section 2.04(b) or (c) shall be applied to reduce the remaining payments required by Section 2.04(a) in pro rata order of the maturity thereof. No payment pursuant to Section 2.04(a) or (c) shall (except as reflected in any determination of Excess Cash Flow) reduce the amount of any payment required by Section 2.04(b).

         Section 2.5. Lender Interest. On the Closing Date, NationsCredit acquired from Holdings, in consideration for making the initial Term Loans, Partnership Interests (as defined in the Partnership Agreement) equivalent to 5% of the Partnership Interests on a fully diluted basis (taking into account all of the Partnership Interests of Holdings issued and outstanding as of the Closing Date (the "Lender Interest"). Holdings and NationsCredit agree that, for Federal income tax purposes, (i) the initial Term Loans and the Lender Interest constitute an investment unit and (ii) the aggregate issue price of the initial Term Loans drawn on the Closing Date is $11,100,000 and the aggregate purchase price for the Lender Interest on the Closing Date is $100,000. On the LTC Closing Date, LTC issued to NationsCredit, as an adjustment to the Lender Interest in connection with the LTC Merger, Warrants initially exercisable for shares of common stock of LTC initially equivalent to 1.72% of the common stock of LTC on a fully diluted basis (taking into account all of the common stock of LTC issued and outstanding as of the LTC Closing Date (the "Lender Interest Warrants"). None of the Companies, Holdings nor any Lender shall voluntarily take any action inconsistent with the agreement set forth in the immediately preceding sentence.

                                   ARTICLE 3

                             WORKING CAPITAL LOANS

         SECTION 3.01. Working Capital Loans and Commitments. Upon the terms and subject to the conditions set forth herein, each Lender severally and not jointly agrees to make working capital loans ("Working Capital Loans") from time to time to any Company in an aggregate principal amount at any time outstanding such that, after giving effect to the application of the proceeds of any Working Capital Loan made by it on any date, the Working Capital Outstandings as to such Lender do not exceed such Lender's LTC Working Capital Commitment. Each Working Capital Borrowing (other than any Reimbursement Refunding Borrowing) shall be in an aggregate amount of $100,000 or an integral multiple of $10,000 in excess thereof. No more than three Working Capital Borrowings (other than any Reimbursement Refunding Borrowing) shall be made within any week beginning on Monday of such week and ending on the last Business Day of such week. Within the foregoing limits, each Company may borrow under this Section 3.01, prepay or repay Working Capital Loans as required under Section 3.05(b) or to the extent permitted by Section 3.06, and reborrow pursuant to this Section 3.01.

         SECTION 3.02. Working Capital Notes. The Working Capital Loans of each Lender to each Company shall be evidenced by a single Working Capital Note, substantially in the form of Exhibit B (each such note, a "Working Capital Note"), dated the Closing Date or LTC Closing Date, as the case may be, in an aggregate principal amount equal to (a) in the case of any National Cellular Working Capital Note or TWI Working Capital Note, the amount of such Lender's National Cellular's/TWI Working Capital Commitment, and (b) in the case of any LTC Working Capital Note, the amount of such Lender's LTC Working Capital Commitment, in each case duly executed and delivered and payable to such Lender. Each Lender shall record the date and amount of each Working Capital Loan made by it to such Company and the date and amount of each payment of principal made by such Company with respect thereto, and prior to any transfer of its Working Capital Notes shall endorse on Schedule A thereto (or any continuation thereof) forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Working Capital

Loan then outstanding; provided that the failure of any Lender to make any such recordation or endorsement shall not affect the obligations of each Company hereunder or under the Working Capital Notes. Each Lender is hereby irrevocably authorized by each Company so to endorse its Working Capital Note of such Company and to attach to and make a part of its Working Capital Note of such Company a continuation of any such schedule as and when required.

         SECTION 3.03. Interest on Working Capital Loans. Interest on the Working Capital Loans shall accrue on the aggregate outstanding principal amount thereof at the rate set forth in the Working Capital Note with respect thereto, and shall be payable monthly in arrears as set forth therein.

         SECTION 3.04. Advancing Working Capital Loans. (a) Each Company borrowing pursuant to this Article 3 shall give each Lender and NationsCredit notice (a "Notice of Borrowing") not later than Noon (New York City time) on the Business Day immediately preceding each Working Capital Borrowing, signed by the chief financial officer or treasurer of such Company, specifying the date (which shall be a Business Day) and aggregate principal amount of such Working Capital Borrowing, and certifying as to the satisfaction of the conditions set forth in clauses (b), (c) and (d) of Section 5.02.

         (b) Not later than 1:00 P.M. (New York City time) on the date of each borrowing specified in a Notice of Borrowing, each Lender shall make available its ratable share of such Working Capital Borrowing, in Federal or other immediately available funds, to the applicable Company Account.

         SECTION 3.05. Mandatory Repayments and Prepayments. (a) The Working Capital Commitment of each Lender shall terminate at the opening of business on the earlier of (i) May 1, 2004 and (ii) the date on which the Term Notes shall have been paid in full (the "Termination Date"), and there shall become due and each Company shall pay on the Termination Date, the entire outstanding principal amount of each Working Capital Loan made to such Company, together with accrued and unpaid interest thereon to but excluding the Termination Date.

         (b) If at any time the aggregate Working Capital Outstandings exceed the lesser of the Borrowing Base and the aggregate Working Capital Commitments of the Lenders, then, on the next succeeding Business Day, the Companies shall apply an amount equal to such excess to repay the Working Capital Loans or cash collateralize Letter of Credit Liabilities, or both, as and to the extent required by Section 3.07(b), and to the extent the Companies fail to make any such payment, the Companies shall provide for the replacement or cancellation of any outstanding Letters of Credit until the aggregate Working Capital Outstandings do not exceed the lesser of the Borrowing Base and the aggregate Working Capital Commitments of the Lenders.

         SECTION 3.06. Optional Prepayments. Each Company may prepay the Working Capital Loans made to such Company in whole or in part (except with respect to any Reimbursement Refunding, in minimum principal amounts of $100,000 or in any larger integral multiple of $50,000) upon at least one Business Day's prior irrevocable written notice to the Lenders, in an amount equal to 100% of the principal amount being prepaid. The aggregate principal amount of the Working Capital Loans designated for prepayment in any notice of optional prepayment given pursuant to this subsection shall become due and payable on the date fixed for prepayment as specified above.

         SECTION 3.07.     Application of Payments (a)   Each payment or
prepayment of less than all the outstanding aggregate principal amount of the Working Capital Loans made to any Company shall be applied pro rata to all the Working Capital Loans made to such Company according to their respective outstanding principal amounts.

         (b) Amounts to be applied pursuant to Section 3.05(b) shall be applied first to ratably repay the principal amount of the Working Capital Loans then outstanding until all such Working Capital Loans shall have been repaid in full, and if any excess then remains such excess shall be deposited in the LC Collateral Account to be held, applied or released for application as provided in Section 5(F) of the Company Security Agreement.

         SECTION 3.08. Obligation to Make Working Capital Loans. If any Lender shall fail to perform its obligation to make a Working Capital loan hereunder, the amount of the Working Capital Commitments of such Lender shall, at the time of any such failure, be immediately assumed by NationsCredit so that the aggregate amount of the Working Capital Commitments to make any Working Capital Loans provided for herein shall not be reduced. No such assumption shall relieve any Lender from its Working Capital Commitments, and each such defaulting Lender agrees to repay on demand NationsCredit any Working Capital Loans made by NationsCredit in respect of such assumed Working Capital Commitments, together with interest thereon from the date of such Loan to but excluding the date of repayment at the rate applicable to such Working Capital Loans plus 1%.

         SECTION 3.09. Letters of Credit. (a) Issuance and Increase of Letters of Credit; Lender Reimbursement Agreement. (i) Subject to the terms and conditions hereof and such additional terms and conditions as the LC Issuer shall from time to time require, each Company may from time to time request that the

LC Issuer issue Letters of Credit for the account of such Company or increase the stated amount of any existing Letter of Credit (each event, an "LC Credit Event").

                    (ii) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the LC Issuer shall notify the Agent and the Agent shall promptly notify the Company for whose account such Letter of Credit was issued and each other Lender as to the amount to be paid as a result of such demand or drawing and the payment date. Each Company shall be irrevocably and unconditionally obligated forthwith to reimburse the LC Issuer for any amounts paid by the LC Issuer upon any drawing under any Letter of Credit issued for the account of such Company, without presentment, demand, protest or other formalities of any kind. All such amounts paid by the LC Issuer and remaining unpaid by such Company shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Working Capital Loans for such day. In addition, each Lender agrees for the benefit of the LC Issuer that in the event that any Company fails to reimburse the LC Issuer for any drawing under any Letter of Credit issued for the account of such Company for the full amount of such drawing on the date of such drawing, each Lender shall be obligated to pay to the LC Issuer, for value on the second Business Day following such date to the relevant account notified by the LC Issuer to the Lenders in the notice referred to in the following sentence, an amount equal to its pro rata share (determined by reference to the Working Capital Commitments of each of the Lenders) of such unreimbursed amount (after giving effect to any reimbursement thereof theretofore paid by such Company to the LC Issuer in respect of such drawing). The LC Issuer shall notify each Lender of any such unreimbursed amount (together with the account to which such Lender's share in respect thereof is to be paid) not later than 11:00 A.M. (New York City time) on the Business Day immediately preceding the date that payment by such Lender is due.


                   (iii) In consideration of the foregoing, the parties hereto agree (and the LC Issuer by accepting the benefits conferred on it hereby shall be deemed to have agreed) that upon each LC Credit Event, the LC Issuer shall be deemed, without further action on the part of the LC Issuer or of any party hereto, to have sold to each Lender and each Lender shall be deemed, without further action by the LC Issuer or any party hereto, to have purchased from the LC Issuer, a participation (or an increased participation, in the case of any LC Credit Event that is an increase in the stated amount of an existing Letter of Credit) in such Letter of Credit and the related Letter of Credit Liabilities, in the amount required so that the participations of the Lenders therein shall be in proportion to their respective Working Capital Commitments.


                (iv) The several obligations of the Lenders to the LC Issuer under this Section 3.09(a) shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be affected by any circumstance, including, without limitation, (1) any set-off, counterclaim, recoupment, defense or other right which any such Lender or any other Person may have against the LC Issuer or any other Person for any reason whatsoever; (2) the occurrence or continuance of a Default or an Event of Default or the termination of the Working Capital Commitments; (3) any adverse change in the condition (financial or otherwise) of any Company or any other Person;
         (4) any breach of any Financing Document by any party thereto; (5) the fact that any condition precedent to the issuance of, or the making of any payment under, any Letter of Credit was not in fact met; (6) any violation or asserted violation of law by any Lender or any affiliate thereof; or (7) to the extent permitted under applicable law, any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Each payment by each Lender to the LC Issuer for its own account shall be made without any offset, abatement, withholding or reduction whatsoever.

                (v) Each Lender acknowledges and agrees that the LC Issuer will rely upon the provisions of this Section 3.09(a) in issuing or increasing the stated amount of Letters of Credit for the account of any Company; provided that the LC Issuer shall not be entitled to rely on the provisions of this Section 3.09 with respect to any Letter of Credit issued or increased by it after a Stop-Issuance Notice has been received by the LC Issuer and remains in effect and the Lenders shall not be under any obligation to reimburse the LC Issuer for any amounts drawn under any Letter of Credit so issued or increased (if increased, only to the extent of such increase).

         "Stop Issuance Notice" means a notice to the LC Issuer from the Agent to the effect that either (i) the Working Capital Commitments of the Lenders have terminated or (ii) the conditions to an LC Credit Event specified in
Section 3.09(e) are not satisfied (either generally as to all Letters of Credit or specifically with respect to any proposed LC Credit Event requested in a Notice of Issuance delivered hereunder). A Stop-Issuance Notice shall become effective upon receipt by the LC Issuer and may only be canceled by delivery to the LC Issuer of a written notice of cancellation signed by the Agent (with the consent of the Required Lenders).

         (b) Reimbursement Obligations of the Companies. Each Company agrees, as a separate obligation, independent from any obligation it may have to reimburse the LC Issuer pursuant to Section 3.09(a), that if at any time any Lender shall make a payment to the LC Issuer pursuant to Section 3.09(a)(ii) in respect of a Letter of Credit issued for the account of such Company, such Company shall be irrevocably and unconditionally obligated forthwith to reimburse such Lender for the amount of such payment in like currency, without presentment, demand, protest or other formalities of any kind. All amounts paid by any Lender to the LC Issuer pursuant to Section 3.09(a)(ii) shall bear interest, payable on demand, for each day until such Company reimburses such Lender therefor, at a rate per annum equal to the sum of 2% plus the rate applicable to Working Capital Loans for such day.

         (c) Reimbursement and Other Payments by the Companies. The obligations of each Company to reimburse the Issuing Bank and each Lender pursuant to Section 3.09(a) and 3.09(b) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

                          (i) any lack of validity or enforceability of any Letter of Credit or any related document;

                          (ii) any amendment or waiver of or any consent to departure from any Letter of Credit or any related document;

                          (iii) the existence of any claim, set-off, defense or other right which such Company may have at any time against the beneficiary of any Letter of Credit (or any Person or entity for whom such beneficiary may be acting), the Agent, the LC Issuer or any Lender or any other Person or entity, whether in connection with this Agreement, any other Financing Document or any unrelated transaction, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                          (iv) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                          (v) payment by the LC Issuer under any Letter of Credit against presentation of a draft or document which does not comply with the terms of such Letter of Credit;

                          (vi)    any affiliation between the LC Issuer and any
Lender; or

                          (vii) to the extent permitted under applicable law, any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         (d) Notice of LC Credit Event. Any Company requesting the issuance or increase of a Letter of Credit hereunder shall give the Agent notice (a "Notice of LC Credit Event") at least two Business Days before the relevant issuance or increase, specifying:

                          (i) the date of issuance or increase of such Letter of Credit;

                          (ii) the expiry date of such Letter of Credit (which shall comply with the requirements of Section 3.09(e)(ii));

                          (iii) the proposed terms of such Letter of Credit, including the face amount and currency thereof (which shall comply with the requirements of Section 3.09(e)(iii)); and


                          (iv) the transactions or additional transaction or transactions that are to be supported or financed with such Letter of Credit or increase thereof.

         Upon the receipt of a Notice of LC Credit Event, the Agent shall promptly notify each Lender of the contents thereof and of the amount of such Lender's participation in such Letter of Credit.

         (e) Conditions to LC Credit Event. No Company shall request or permit to occur a LC Credit Event unless each of the following conditions shall have been satisfied:

                          (i) the Agent shall have received a Notice of LC Credit Event with respect to such Letter of Credit or increase thereof in accordance with Section 3.09(d) and a Borrowing Base Certificate in accordance with Section 7.01(l);

                          (ii) such Letter of Credit shall by its terms expire no later than the earlier of (x) one year after its issuance (but may by its terms be renewable by notice given to the LC Issuer, subject in any event to clause (y)) and (y) five Business Days prior to May 1, 2004;

                          (iii) such Letter of Credit shall be in a face amount (including after giving effect to any contemplated increase thereof) of not more than the amount that would, after giving effect to the issuance thereof and to the borrowing and repayment of Working Capital Loans on the date of issuance thereof, cause (x) the aggregate Letter of Credit Liabilities of all Letters of Credit to exceed $250,000 or (y) the Working Capital Outstandings of the Lenders to exceed the lesser of (A) the Borrowing Base and (B) the aggregate amount of the Working Capital Commitments;

                          (iv) the fact that, immediately before and immediately after such LC Credit Event, no Default shall have occurred and be continuing; and

                          (v) the fact that the representations and warranties of each Company and its Subsidiaries and Holdings contained in the Financing Documents shall be true on and as of the date of such LC Credit Event.

               Each Notice of LC Credit Event shall be deemed to be a representation and warranty by the Company delivering such Notice of LC Credit Event to the Lenders and the Agent as of the date of the issuance or increase of the relevant Letter of Credit as to the facts specified in clauses (iii),
(iv) and (v) above.

               (f) If on any date the Working Capital Commitments are terminated pursuant to Section 2.04(c)(ii), the Companies on such date shall deposit in the LC Collateral Account an amount equal to all Letter of Credit Liabilities then outstanding, to be held, applied or released for application as provided in Section 5(F) of the Company Security Agreement.


                                    ARTICLE 4

                                    GUARANTY

         SECTION 4.01. The Guaranty. Each of the Companies and Holdings hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Company, whether or not allowed or allowable as a claim in any such proceeding) on each Note issued by, in the case of such Company, each other Company and, in the case of Holdings, any Company, pursuant to this Agreement, and the full and punctual payment of all other amounts payable by, in the case of such Company, each other Company and, in the case of Holdings, any Company under this Agreement or any other Financing Document, including any amounts payable with respect to Letter of Credit Liabilities. Upon failure by, in the case of such Company, each other Company and, in the case of Holdings, any Company, to pay punctually any such amount, such Company or Holdings, as the case may be, shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement or the other Financing Documents.


               SECTION 4.02. Guaranty Unconditional. The obligations of each Guarantor under this Article 4 shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                     (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Companies under this Agreement, other than this Article 4, or any other Financing Document, by operation of law or otherwise;

                    (ii) any modification or amendment of or supplement to this Agreement or any other Financing Document;

                   (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Companies under this Agreement or any other Financing Document;

                    (iv) any change in the corporate existence, structure or ownership of the Companies, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Companies or their assets or any resulting release or discharge of any obligation of the Companies contained in this Agreement or any Financing Document;

                     (v) the existence of any claim, set-off or other rights which such Guarantor may have at any time against any Company, the Agent, any Lender or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                    (vi) any invalidity or unenforceability relating to or against any Company for any reason of this Agreement or any Financing Document, or any provision of applicable law or regulation purporting to prohibit the payment by such Company of the principal of or interest on any Note or any other amount payable by such Company under this Agreement or any other Financing Document; or

                   (vii) any other act or omission to act or delay of any kind by any Company, the Agent, any Lender or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to such Guarantor's obligations hereunder.

         SECTION 4.03. Discharge Only upon Payment in Full; Reinstatement In Certain Circumstances. Each Guarantor's obligations hereunder shall remain in full force and effect until the earlier of the date on which the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Companies under this Agreement or any other Financing Document shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by any Company under this Agreement or any other Financing Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Company or otherwise, the Guarantor's obligations with respect to such Company's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         SECTION 4.04. Waiver by the Guarantors. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or person against any Company or any other corporation or person.

         SECTION 4.05. Subrogation. Upon making any payment with respect to any Company hereunder, the Guarantor shall be subrogated to the rights of the payee against such Company with respect to such payment; provided that such Guarantor shall not enforce or accept any payment by way of subrogation until all amounts of principal of and interest on the Notes and all other amounts payable by such Company under the Loan Documents have been paid in full.

         SECTION 4.06. Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Company under this Agreement, the Notes or any other Financing Document is stayed upon the insolvency, bankruptcy or reorganization of such Company, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Agent made at the request of the requisite proportion of the Lenders specified in Article 9 of this Agreement.

                                   ARTICLE 5

                                   Conditions

         SECTION 5.01. Conditions to Closing. This Agreement shall become effective on the date (the "LTC Closing Date", which shall not in any event be later than June 30, 1997) that each of the following conditions precedent shall have been satisfied:

         (a) receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

         (b) receipt by NationsCredit of a duly executed LTC Term Note and LTC Working Capital Note for its account, each in the form provided for herein;

         (c) receipt by the Agent of duly executed counterparts of each Security Document required to be effective on the LTC Closing Date, together with evidence satisfactory to it in its sole good faith discretion of the effectiveness of the security contemplated thereby;

         (d) receipt by NationsCredit of evidence satisfactory to it in its sole good faith discretion of the satisfaction (without waiver) of all other conditions to the closing of the LTC Merger on the LTC Closing Date, and that all transactions contemplated by the Operative Documents to be consummated on the closing date of the LTC Merger will take place prior to or simultaneously with the transactions hereunder contemplated to take place on the LTC Closing Date, and satisfaction of NationsCredit in its sole good faith discretion with the terms and conditions of the LTC Merger Documents;

         (e) receipt by NationsCredit of (i) evidence satisfactory to it in its sole good faith discretion of the effectiveness of all other Operative Documents to be executed in connection with the LTC Merger, each of which shall be in form and substance satisfactory to NationsCredit in its sole good faith discretion, and (ii) each opinion, report, and other document required to be delivered pursuant to the LTC Merger Documents in connection with the LTC Merger, with a letter from each Person delivering any such opinion, report and other document authorizing reliance thereon by the Agent and the Lenders, all in form and substance satisfactory to NationsCredit;

         (f) receipt by NationsCredit of evidence satisfactory to it that (i) the shares of common stock of each of National Cellular and TWI shall have been converted into shares of common stock of LTC, (ii) the shares of common stock of Merger Sub 1 shall have been converted into shares of TWI and (iii) the shares of common stock of Merger Sub 2 shall have been converted into shares of National Cellular, in each case pursuant to the terms of the LTC Merger Agreement;

         (g) receipt by the Agent of an opinion of Greenberg Traurig, counsel for the Companies and Holdings substantially in the form of Exhibit H, covering such additional matters relating to the transactions contemplated hereby as NationsCredit may reasonably request (by its execution and delivery of this Agreement, each of the Companies and Holdings authorizes and directs each such counsel to deliver such opinions to the Agent);

         (h) receipt by the Agent of an opinion of Davis Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit I, covering such additional matters relating to the transactions contemplated hereby as NationsCredit may reasonably request;

         (i) receipt by NationsCredit, including in its capacity as Agent, of all fees and any other amounts due and payable hereunder (including fees and expenses payable pursuant to Section 10.04) of which Holdings has received notice;

         (j)   [intentionally omitted]

         (k) receipt by NationsCredit of any information it may request concerning the financial condition, results of operations, liabilities (contingent and otherwise, including with respect to environmental liabilities and employee and retiree benefits) and prospects of, and the financial reporting and accounting systems and the management information systems of, the Companies; and confirmation satisfactory to NationsCredit, after consultation with management of the Companies, and any independent environmental consultant or independent accountant retained by NationsCredit, of all such information; and satisfaction of NationsCredit in its sole good faith discretion with all such information;

         (l) satisfaction of NationsCredit in its sole good faith discretion as to the absence of any material adverse change in any aspect of the business, operations, properties, prospects or condition (financial or otherwise) of Holdings and its Subsidiaries, or any event or condition which is reasonably likely to result in such a material adverse change;

         (m) receipt by NationsCredit of a certificate signed by an officer of each Company to the effect that, both before and immediately after the making of the Loans and the consummation of the LTC Merger and the other transactions contemplated to take place on the LTC Closing Date, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Companies made in or pursuant to the Operative Documents are true;

         (n)   receipt by NationsCredit of the certificates referred to in
Section 7.04(c);

         (o) receipt by NationsCredit of evidence satisfactory to it in its sole good faith discretion of the effectiveness of the employment agreements for Brett Beveridge and Nicholas Molina in the forms attached as Exhibit 7.6 to the LTC Merger Agreement;

         (p) receipt by NationsCredit of (i) the financial statements and pro forma balance sheet referred to in Sections 6.04(a), (b), (c) and (d), (ii) a statement of sources and uses of funds covering all payments reasonably expected to be made by each Company and Holdings in connection with the transactions contemplated by the Operative Documents to be consummated on the LTC Closing Date, including an itemized estimate of all fees, expenses and other closing costs in an aggregate amount not to exceed $50,000 over the aggregate amount provided for such fees, expenses and closing costs in the commitment letter dated June 3, 1997 from NationsCredit to H.I.G. Capital Management, Inc. and (iii) payment instructions with respect to each wire transfer to be made by the Agent, Holdings or any Company on the LTC Closing Date setting forth the amount of such transfer, the purpose of such transfer, the name and number of the account to which such transfer is to be made, the name and ABA number of the bank or other financial institution where such account is located and the name and telephone number of an individual that can be contacted to confirm receipt of such transfer;

         (q) receipt by the Agent of an Officer's Certificate of Holdings and each Company satisfactory to the Agent stating in substance that after giving effect to the LTC Merger, including the transactions contemplated by this Agreement, each Company will not (and in the case of each of Holdings and LTC, each of Holdings and LTC will not on a consolidated basis) be insolvent or be rendered insolvent thereby, be left with unreasonably small capital with which to engage in its business or have incurred debts beyond its ability to pay such debts as they mature, by a margin reasonably satisfactory to the Agent;

         (r) receipt by the Agent of evidence satisfactory to it in its sole good faith discretion that all outstanding obligations of LTC under the loan agreements specified in Schedule 1.01 have been paid in full, all commitments thereunder have been terminated and all Liens securing such obligations and all guarantees thereof have been released; and

         (s) receipt by the Agent of all documents it may reasonably request relating to the existence of Holdings and the Companies, the corporate authority for and the validity of the Financing Documents and the other Operative Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Agent in its sole good faith discretion.

         The documents referred to in this Section shall be delivered to the Agent no later than the LTC Closing Date. The certificates and opinions referred to in this Section shall be dated the LTC Closing Date. On the LTC Closing Date and without further action by any party hereto, the Original Credit Agreement among the parties hereto shall be amended and restated to read in full as set forth herein. All references to "this Agreement" shall refer to this Agreement as amended and restated as set forth herein.

         SECTION 5.02. Conditions to Each Loan. The obligation of any Lender to make a Loan on the occasion of any borrowing thereof (including on the LTC Closing Date) is subject to the satisfaction of the following additional conditions:

         (a) in the case of a Working Capital Borrowing, receipt by each Lender of a Notice of Borrowing in accordance with Section 3.04 and a Borrowing Base Certificate as of the close of business on the Business Day immediately preceding the date of such borrowing and, in the case of the Borrowing Base Certificate delivered in connection with the initial borrowing, on a pro forma basis after giving effect to the LTC Merger;

         (b) the fact that, immediately after such borrowing and after application of the proceeds thereof, the aggregate Working Capital Outstandings of the Lenders will not exceed the lesser of (i) the Borrowing Base and (ii) the Working Capital Commitments;

         (c) the fact that, immediately before and after such borrowing, no Default shall have occurred and be continuing; and

        (d) the fact that the representations and warranties of each Company and Holdings contained in the Financing Documents shall be true on and as of the date of such borrowing.

         Each borrowing hereunder shall be deemed to be a representation and warranty by each Company and Holdings on the date of such borrowing as to the facts specified in clauses (b), (c) and (d) of this Section.

                                   ARTICLE 6

                         REPRESENTATIONS AND WARRANTIES

         Each Company and Holdings, jointly and severally, represent and warrant (including, in the case of any such representation and warranty made or deemed made before the consummation of the LTC Merger, at the time such representation and warranty is made or deemed made and immediately after giving effect to the consummation of the LTC Merger) that:

         SECTION 6.01. Legal Existence and Power. Each of Holdings and the Companies is duly incorporated or organized, validly existing and in good standing under the laws of the state of its formation or incorporation, as the case may be. Each of Holdings, the Companies and their respective Subsidiaries has all partnership or corporate powers, as the case may be, and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as will be conducted after the LTC Merger. Each of Holdings, the Companies and their respective Subsidiaries is qualified to do business as a foreign partnership or corporation, as the case may be, in each jurisdiction in which Holdings or such Subsidiary is required to be so qualified.

         SECTION 6.02. Authorization; No Contravention. The execution, delivery and performance by each of Holdings, each Company and each Subsidiary of such Company of the Operative Documents to which it is a party are within Holdings', such Company's or such Subsidiary's (as the case may be) partnership or corporate powers, as the case may be, have been duly authorized by all necessary partnership or corporate action, as the case may be, require no action by or in respect of, or filing with, any governmental body, agency or official other than the filing of certificates of merger with the Secretary of State of the States of Delaware and Texas, the filing of UCC-1 financing statements, all of which have been made and are in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of limited partnership of Holdings, the Partnership Agreement, the certificate of incorporation or by-laws of any Company or of any Company's Subsidiaries or of any agreement, judgment, injunction, order, decree or other instrument binding upon Holdings, any Company or any of their respective Subsidiaries or result in the creation or imposition of any Lien (other than the Liens created by the Security Documents) on any asset of Holdings, any Company or any of their respective Subsidiaries.

         SECTION 6.03. Binding Effect; Liens of Security Documents. (a) Each of the Operative Documents to which any Company is a party (other than the Notes) constitutes a valid and binding agreement of such Company, and each of the Notes of such Company, when executed and delivered in accordance with this

Agreement, will constitute valid and binding obligations of such Company, in each case enforceable in accordance with its respective terms.

         (b) Each of the Operative Documents to which Holdings is a party constitutes a valid and binding agreement of Holdings, in each case enforceable in accordance with its respective terms. The issuance of the Lender Interest has been duly and validly authorized and, when issued and sold in accordance with this Agreement, the Lender Interest will be duly and validly issued, fully paid and nonassessable and free of preemptive rights.

         (c) The Security Documents create valid security interests in, and first mortgage Liens on, the Collateral purported to be covered thereby, which security interests and mortgage Liens are and will remain perfected security interests and mortgage Liens, prior to all other Liens other than Permitted Liens. Each of the representations and warranties made by Holdings, any Company or any of their respective Subsidiaries in the Security Documents is true and correct.

         SECTION 6.04. Financial Information. (a) The combined unaudited balance sheet of National Cellular and TWI as of April 30, 1997 and the related combined statement of operations, shareholders' equity and cash flows for the three months then ended, copies of which have been delivered to each of the Lenders, fairly present, in conformity with GAAP, the combined financial position of National Cellular and TWI as of such date and their results of operations, shareholders' equity and cash flows for the three months then ended.

         (b) The consolidated balance sheet of LTC and its Consolidated Subsidiaries as of July 31, 1996 and the related statement of operations, shareholder's equity and cash flows for the Fiscal Year then ended, reported on by Ernst & Young LLP, copies of which have been delivered to each of the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of LTC and its Consolidated Subsidiaries as of such date and its operations, shareholder's equity and cash flows for such period.

         (c) The unaudited consolidated balance sheet of LTC and its Consolidated Subsidiaries as of April 30, 1997 and the related statements of operations, shareholders' equity and cash flows for the nine months then ended, copies of which have been delivered to each of the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of LTC and its Consolidated Subsidiaries as of such date and its consolidated operations, shareholders' equity and cash flows for the nine months then ended.

         (d) The pro forma balance sheet of LTC as of April 30, 1997, copies of which have been delivered to each of the Lenders, fairly presents, in conformity with GAAP, the consolidated and consolidating financial position of LTC and its Subsidiaries as of such date, adjusted to give effect (as if such events had occurred on such date) to (i) the transactions contemplated by the LTC Merger Documents, (ii) the making of the Loans and (iii) the payment of all legal, accounting and other fees related thereto to the extent known at the time of the preparation of such balance sheet. As of the date of such balance sheet and the date hereof, neither any Company nor any of their respective Subsidiaries had and has any material liabilities, contingent or otherwise, including liabilities for taxes, long-term leases or forward or long-term commitments, which are not properly reflected on such balance sheet.

         (e) The information contained in the most recently delivered Borrowing Base Certificate is complete and correct and the amounts shown therein as "Eligible Receivables" and "Eligible Inventories" have been determined as provided in the Financing Documents.

         (f) Since April 30, 1997, there has been no material adverse change in the business, operations, properties, prospects or condition (financial or otherwise) of each Company and its Consolidated Subsidiaries, taken as a whole.

         SECTION 6.05. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of any Company or Holdings threatened against or affecting, Holdings, any Company or any of their respective Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of such Company and its Consolidated Subsidiaries or which in any manner draws into question the validity of any of the Operative Documents. There is no action, suit or proceeding pending against, or to the knowledge of any Company or Holdings threatened against or affecting, any party to any of the Operative Documents (other than Holdings, any Company or any of their respective Subsidiaries) before any court or arbitrator or any governmental body, agency or official which in any manner draws into question the validity of any of the Operative Documents.

         SECTION 6.06. Ownership of Property, Liens. On and as of the LTC Closing Date, after giving effect to the LTC Merger, each of Holdings, the Companies and their respective Subsidiaries is the lawful owner of, has good and marketable title to and is in lawful possession of, or has valid leasehold interests in, all properties and other assets (real or personal, tangible, intangible or mixed) purported to be owned or leased (as the case may be) by Holdings, such Company or such Subsidiary on the balance sheet referred to in
Section 6.04(a), and none of its properties and assets is subject to any Liens, except Permitted Liens. Holdings, each Company and their respective Subsidiaries conduct their business without infringement or claim of infringement of any material license, patent, trademark, trade name, service mark, copyright, trade secret or other intellectual property right of others and there is no infringement or claim of infringement by others of any material license, patent, trademark, trade name, service mark, copyright, trade secret or other intellectual property right of Holdings, any Company or any of their respective Subsidiaries.

         SECTION 6.07. No Default. No Default or Event of Default has occurred and is continuing and neither Holdings, any Company nor any of their respective Subsidiaries is in default under or with respect to any material contract, agreement, lease or other instrument to which it is a party or by which its property is bound or affected.

         SECTION 6.08. No Burdensome Restrictions. No contract, lease, agreement or other instrument to which Holdings, any Company or any of their respective Subsidiaries is a party or by which any of its property is bound or affected, no charge, corporate restriction, judgment, decree or order and no provision of applicable law or governmental regulation is reasonably likely to have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of each Company and its Consolidated Subsidiaries, taken as a whole.


         SECTION 6.09. Labor Matters. There are no strikes or other labor disputes pending or, to the best knowledge of any Company, threatened, against any Company or any of its Subsidiaries. Hours worked and payments made to the employees of each Company and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from any Company or any of its Subsidiaries, or for which any claim may be made against any of them, on account of wages and employee and retiree health and welfare insurance and other benefits have been paid or accrued as a liability on their books, as the case may be. The consummation of the transactions contemplated by the Financing Documents and the other Operative Documents will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which it is a party or by which it is bound.

         SECTION 6.10. Subsidiaries; Other Equity Investments. None of Holdings or any Company has any Subsidiaries on the date hereof other than, in the case of Holdings, the Companies and, in the case of LTC, Merger Sub 1, Merger Sub 2, Let's Talk Cellular of Bayside, Inc. and LTC Kiosk Management, Inc. In the case of any additional corporate Subsidiaries formed by Holdings or any Company after the LTC Closing Date, each of such corporate Subsidiaries will be at each time that this representation is made or deemed to be made after the LTC Closing Date, a wholly-owned Subsidiary of a Company that is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. Neither Holdings, any Company nor any of their respective Subsidiaries is engaged in any joint venture or partnership with any other Person. The aggregate book value of the assets of all Subsidiaries of LTC in which the Agent does not have, for the benefit of itself and the Lenders, a valid and perfected first priority security interest does not exceed $100,000.

         SECTION 6.11. Investment Company Act. Neither Holdings, any Company nor any of their respective Subsidiaries is an "investment company" as defined in the Investment Company Act of 1940, as amended. The consummation of the transactions contemplated by the Operative Documents do not and will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

         SECTION 6.12. Margin Regulations. None of the proceeds from the Loans have been or will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose which might cause any of the loans under this Agreement to be considered a "purpose credit" within the meaning of Regulation G, U or X of the Board of Governors of the Federal Reserve Board.

         SECTION 6.13. Taxes All Federal, state and local tax returns, reports and statements required to be filed by Holdings, any Company or any of their respective Subsidiaries have been filed with the appropriate governmental agencies in all jurisdictions in which such returns, reports and statements are required to be filed, and all taxes (including real property taxes) and other charges shown to be due and payable have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof. All state and local sales and use taxes required to be paid by Holdings, any Company or any of their respective Subsidiaries have been paid. All Federal and state returns have been filed by Holdings, the Companies and their respective Subsidiaries for all periods for which returns were due with respect to employee income tax withholding, social security and unemployment taxes, and the amounts shown thereon to be due and payable have been paid in full or adequate provisions therefor have been made. National Cellular's federal tax identification number is 75-1972784, TWI's federal tax identification number is 65- 0712485, LTC's federal tax identification number is 65-0292891 and Holdings' federal tax identification number is 65- 0719982.

         SECTION 6.14. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

         SECTION 6.15. Brokers. No broker, finder or other intermediary has brought about the obtaining, making or closing of the transactions contemplated by the Operative Documents, and none of Holdings, LTC, National Cellular or TWI has or will have any obligation to any Person in respect of any finder's or brokerage fees in connection herewith or therewith.

         SECTION 6.16. Related Transactions. The closing of the LTC Merger will occur simultaneously with the making of the LTC Term Loan and the LTC Working Capital Loan hereunder and no party has waived, without the consent of the Required Lenders, any condition precedent to their obligations to close as set forth in the LTC Merger Documents. True and complete copies of all of the LTC Merger Documents have been delivered to each of the Lenders, together with a true and complete copy of each document to be delivered at the closing of the LTC Merger.

         SECTION 6.17. Employment, Shareholders and Subscription Agreements. Except for the Operative Documents and the other agreements described in
Schedule 6.17, true and complete copies of which have been delivered to the Lenders, there are no (i) employment agreements covering the management of Holdings, the Companies and their respective Subsidiaries, (ii) collective bargaining agreements or other labor agreements covering any employees of Holdings, any Company or any of their respective Subsidiaries, (iii) agreements for managerial, consulting or similar services to which Holdings, any Company or any of their respective Subsidiaries is a party or by which it is bound or (iv) agreements regarding Holdings, the Companies and their respective Subsidiaries, its assets or operations or any investment therein to which any of its stockholders is a party or by which it is bound, including without limitation any stock option plan or stock appreciation right plan.

         SECTION 6.18. Full Disclosure. None of the information (financial or otherwise) furnished by or on behalf of Holdings, any Company or any of their respective Subsidiaries to the Agent or any Lender in connection with the consummation of the transactions contemplated by any of the Operative Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements were made. All financial projections delivered to the Lenders have been prepared on the basis of the assumptions stated therein. Such projections represent Holdings' best estimate of the future financial performance of Holdings, the Companies and their respective Subsidiaries and such assumptions are believed by the Companies to be fair in light of current business conditions.

         SECTION 6.1. Representations and Warranties from Other Operative Documents. As of the LTC Closing Date, each of the representations and warranties made in the Operative Documents by each of the parties thereto is true and correct in all material respects, and such representations and warranties are hereby incorporated herein by reference with the same effect as though set forth in their entirety herein, as qualified therein.

         SECTION 6.20. Private Offering. Neither Holdings, any Company nor any Person acting on its or their behalf has offered the Notes or the Lender Interest or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Lenders and not more than ten other institutional investors. Neither Holdings, any Company nor any Person acting on its or their behalf has taken, or will take, any action which would subject the issuance or sale of the Notes or the Lender Interest to Section 5 of the Securities Act, other than as provided in the Equity Agreement.

         SECTION 6.21. Compliance with Environmental Requirements; No Hazardous Materials. After giving effect to the Acquisition and except for liabilities of any Company and any Subsidiary resulting from the matters described in Sections 6.21(a)-(e) of this Agreement that would not, individually or in the aggregate, be reasonably likely to exceed $50,000:

         (a) Other than generation in compliance with all applicable Environmental Laws, no Hazardous Materials are located on any properties now or previously owned, leased or operated by any Company or any of such Company's Subsidiaries or have been released into the environment, or deposited, discharged, placed or disposed of at, on, under or near any of such properties. No portion of any such property is being used, or has been used at any previous time, for the disposal, storage, treatment, processing or other handling of Hazardous

Materials (other than processing or handling incidental to the generation of Hazardous Materials in compliance with all applicable Environmental Laws), nor is any such property affected by any Hazardous Materials Contamination.

         (b) No asbestos or asbestos-containing materials that would require abatement or removal prior to demolition or renovation are present on any of the properties now or previously owned, leased or operated by any Company or any of such Company's Subsidiaries.

         (c) No polychlorinated biphenyls are located on or in any properties now or previously owned, leased or operated by any Company or any of such Company's Subsidiaries, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils or any other device or form.

         (d) No underground storage tanks are located on any properties now or previously owned, leased or operated by any Company or any of such Company's Subsidiaries, or were located on any such property and subsequently removed or filled.

         (e) No notice, notification, demand, request for information, complaint, citation, summons, investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is in existence or, to any Company's knowledge, threatened with respect to or in connection with the operation of any properties now or previously owned, leased or operated by any Company or any of such Company's Subsidiaries. All uses by any Company or any of such Company's Subsidiaries of any now or previously owned, leased or operated property comply and at all times have complied with applicable Environmental Laws. The prior uses of all now or previously owned, leased or operated properties have at all times complied with applicable Environmental Laws. No property now or previously owned, leased or operated by any Company or any of such Company's Subsidiaries, no property to which any materials originating at or from any Company or any of such Company's Subsidiaries have been sent, and no property to which any Company or any of such Company's Subsidiaries has transported or arranged for the transportation of any material is listed or, to any Company's knowledge, proposed for listing on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal, state or foreign list of sites requiring investigation or cleanup, nor, to the knowledge of any Company, is any such property threatened to be placed on any such list.

         (f) There has been no environmental investigation, study, audit, test, review or other analysis conducted of which any Company has knowledge in relation to the current or prior business of any Company or any property or facility now or previously owned, leased or operated by any Company or any of its Subsidiaries which has not been delivered to the Lenders at least five days prior to the date hereof.

         (g) For purposes of this Section 6.21, the terms "Company" and "Subsidiary" shall include any business or business entity (including a corporation) which is, in whole or in part, a predecessor of any Company (including the Seller) or any Subsidiary of any Company.

         SECTION 6.22. Initial Capitalization. Set forth on Schedule 6.22 is a schedule of the initial capitalization of Holdings, LTC and each of LTC's Subsidiaries, after giving effect to the transactions contemplated to take place on the LTC Closing Date, specifying each class of interest held and the amount and holder thereof.

         SECTION 6.23. Real Property Interests. Except for the ownership, leasehold or other interests set forth on Schedule 6.23, LTC and its Subsidiaries have, as of the LTC Closing Date, no ownership, leasehold or other interest in real property.

                                   ARTICLE 7
                             AFFIRMATIVE COVENANTS

         Each Company (and in the cases of Sections 7.01, 7.02, 7.05, 7.08, 7.09, 7.11 and 7.12, Holdings) agrees that, so long as any Lender has any Commitment hereunder, any amount payable under any Note or any Reimbursement Obligation remains unpaid or any Letter of Credit remains outstanding:

         SECTION 7.01. Financial Statements and Other Reports. Each of the Companies and Holdings will maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in accordance with GAAP, and will deliver to each of the Lenders:

         (a) as soon as practicable and in any event within 45 days after the end of each month, a consolidated and consolidating balance sheet of LTC and its Consolidated Subsidiaries, as at the end of such month and the related consolidated and consolidating statements of operations and cash flows for such month, and for the portion of the Fiscal Year ended at the end of such month setting forth in each case in comparative form the figures for the corresponding periods of the previous Fiscal Year and the figures for such month and for such portion of the Fiscal year ended at the end of such month set forth in the annual operating and capital expenditure budgets and cash flow forecast delivered pursuant to Section 7.01(k), all in reasonable detail and certified by the chief financial officer of LTC as fairly presenting the financial condition and results of operations of LTC and its Consolidated Subsidiaries, and as having been prepared in accordance with GAAP applied on a basis consistent with the audited financial statements of Holdings subject to changes resulting from audit and normal year-end adjustments;

         (b) (i) as soon as available and in any event within 120 days after the end of each Fiscal Year, a consolidated and consolidating balance sheet of LTC and its Consolidated Subsidiaries, as of the end of such Fiscal Year and the related consolidated and consolidating statements of operations, stockholders' equity and cash flows for such Fiscal Year, certified without qualification by independent public accountants of nationally recognized standing and setting forth in each case in comparative form the figures for the previous Fiscal Year (other than for Fiscal Year 1995) and the figures for such Fiscal Year set forth in the annual operating and capital expenditure budgets and cash flow forecast delivered pursuant to Section 7.01(k) and (ii) as soon as available and in any event by no later than September 30, 1997, a combined balance sheet of NCI and TWI and their respective Consolidated Subsidiaries, as of the end of the Fiscal Year ended December 31, 1996 and the related consolidated and consolidating statements of operations, stockholders' equity and cash flows for such Fiscal Year, certified without qualification by independent public accountants of nationally recognized standing;

     (c) (i)   together with each delivery of financial statements pursuant to
(a) and (b) above, an Officers' Certificate of LTC stating that the officers executing such certificate have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of each Company and such Company's Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that such officers do not have knowledge of the existence as at the date of such Officers' Certificate, of any Default, or, if any such Default existed or exists, specifying the nature and period of existence thereof and what action any Company has taken or is taking or proposes to take with respect thereto; (ii) together with each delivery of financial statements for each month, fiscal quarter and Fiscal Year, a compliance certificate of the chief financial officer or treasurer of LTC (x) providing details of all transactions between each Company or any of its Subsidiaries and any Person referred to in Section 8.08, (y) demonstrating in reasonable detail compliance during and at the end of such accounting period with the restrictions contained in Sections 8.11 through 8.17 and (z) if not specified in the financial statements delivered pursuant to (a) or (b) above, as the case may be, specifying the aggregate amount of interest paid or accrued by LTC and its Subsidiaries and the aggregate amount of depreciation and amortization charged, during such accounting period; and (iii) together with each delivery of financial statements pursuant to (b) above, a statement setting forth in reasonable detail the computation of Excess Cash Flow, if any, for such Fiscal Year, certified by the chief financial officer of Holdings as having been prepared from such financial statements in accordance with this Agreement;

         (d)   together with each delivery of financial statements pursuant to
(b) above, a written statement by the independent public accountants giving the report thereon (i) stating that their audit examination has included a review of the terms of this Agreement as it relates to accounting matters, (ii) stating whether, in connection with their audit examination, any Default has come to their attention, and if such a condition or event has come to their attention, specifying the nature and period of existence thereof, and (iii) stating that based on their annual audit examination nothing has come to their attention which causes them to believe that the information contained in the certificates delivered therewith pursuant to (c) above is not correct and that the matters set forth in the compliance certificate delivered therewith pursuant to clause (ii) of (c) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

         (e) promptly upon receipt thereof, copies of all reports submitted to any Company by independent public accountants in connection with each annual, interim or special audit of the financial statements of any Company, made by such accountants, including the comment letter submitted by such accountants to management in connection with their annual audit;

         (f) promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by Holdings or any Company to its security holders, (ii) all regular and periodic reports and all registration statements and prospectuses filed by Holdings or any Company with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any of its functions and (iii) all press releases and other statements made available generally by Holdings or any Company to the public concerning material developments in the business of Holdings or any Company;

         (g) promptly upon any officer of Holdings or any Company obtaining knowledge (i) of the existence of any Default, or becoming aware that the holder of any Debt of Holdings, any Company or any of their respective Subsidiaries has given any notice or taken any other action with respect to a claimed default thereunder, (ii) of any change in LTC's certified accountant or any resignation, or decision not to stand for re-election, by any member of LTC's board of directors, (iii) that any Person has given any notice to Holdings or any Company or taken any other action with respect to a claimed default under any agreement or instrument (other than the Financing Documents) to which Holdings, any Company or any of their respective Subsidiaries is a party or by which any of their assets are bound or (iv) of the institution of any litigation or arbitration involving an alleged liability of Holdings, any Company or any of their respective Subsidiaries equal to or greater than $250,000 or any adverse determination in any litigation or arbitration involving a potential liability of Holdings, any Company or any of their respective Subsidiaries equal to or greater than $100,000, an Officers' Certificate of Holdings specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed default (including any Default), event or condition, and what action Holdings or any Company has taken, is taking or proposes to take with respect thereto;

         (h) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of LTC setting forth details as to such occurrence and action, if any, which LTC or applicable member of the ERISA Group is required or proposes to take;

         (i) simultaneously with the financial statements referred to in (a) above, operating plans and financial forecasts, including cash flow projections covering proposed fundings, repayments, additional advances, investments and other cash receipts and disbursements, as prepared from time to time by the management of Holdings or any Company for internal use;

         (j) copies of any reports or notices related to taxes and any other material reports or notices received by Holdings or any Company from, or filed by Holdings or any Company with, any Federal, state or local governmental agency or body regulating the activities of Holdings or any Company, as the case may be;

         (k) within 30 days prior to the conclusion of each Fiscal Year, LTC's annual operating and capital expenditure budgets and cash flow forecast for the following Fiscal Year presented on a monthly basis, which shall be in a format reasonably consistent with projections, budgets and forecasts theretofore provided to the Lenders;

         (l) together with each Notice of Borrowing and on the first Business Day of each week (unless the Companies have delivered a Borrowing Base Certificate as of a Business Day during the next preceding week), a Borrowing Base Certificate as of the close of business of the next preceding Business Day;

         (m) within two Business Days after any request therefor, such information in such detail concerning the amount, composition and manner of calculation of the Borrowing Base as any Lender may reasonably request;

         (n) within ten days after the end of each calendar month, a report, in form and substance acceptable to the Required Lenders, as to all accounts receivable of any Company outstanding as of the last day of such month (a "Receivables Report"), which shall set forth in summary form an aging of such receivables and a summary by account debtor of the warranty claims made by such account debtor and the percentage that such warranty claims represent of all receivables due from such account debtor, and which shall, if any Lender so requests, include a detailed aged trial balance of all such receivables specifying the names, addresses, face amount and dates of all invoices for each account debtor obligated on a receivable so listed; upon the request of any Lender and to the extent available, each Receivables Report shall be accompanied by copies of customer statements, and all documents, including repayment histories and present status reports, relating to the receivables so scheduled and such other matters and information relating to the status of any receivables as any Lender shall reasonably request;

         (o) together with the next delivery of a Receivables Report after any Company becomes aware thereof, notice of any dispute between any account debtor and such Company with respect to any amounts due and owing in excess of

$50,000, with an explanation in reasonable detail of the reason for the dispute, all claims related thereto and the amount in controversy;

         (p) within 10 days after the end of each calendar month, a calculation of the daily average amount during the month then ended of (i) the aggregate amount available for drawing under all outstanding Letters of Credit (whether or not any conditions to drawing can then be met) and (ii) the aggregate unreimbursed amount payable to the LC Issuer (either by any Company or by the Lenders) in respect of previous drawings under all outstanding Letters of Credit; and

         (q) with reasonable promptness, such other information and data with respect to Holdings, any Company or any of their respective Subsidiaries as from time to time may be reasonably requested by any Lender.

         SECTION 7.2. Payment of Obligations. Each of Holdings and the Companies (i) shall pay and discharge, and each Company will cause each of its Subsidiaries to pay and discharge, at or before maturity, all of its material obligations and liabilities, including tax liabilities, except where the same may be the subject of a Permitted Contest, (ii) shall maintain, and any Company will cause each of its Subsidiaries to maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same and (iii) shall not breach, and each Company shall not permit any of its Subsidiaries to breach, in any material respect, or permit to exist any material default under, the terms of any lease, commitment, contract, instrument or obligation to which it is a party, or by which its properties or assets are bound.

         SECTION 7.03. Conduct of Business and Maintenance of Existence. Each Company will continue, and will cause each of its Subsidiaries to continue, to engage in business of the same general type as now conducted by such Company and its Subsidiaries, and will preserve, renew and keep in full force and effect, and will cause each of its Subsidiaries to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business.

         SECTION 7.04. Maintenance of Property; Insurance(a). Each Company and its Subsidiaries will keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

         (b) Each Company will maintain, and such Company will cause each of its Subsidiaries to maintain, (i) physical damage insurance on all real and personal property on an all risks basis (not including the perils of flood and quake), covering the actual cash value of all such property and consequential loss coverage for business interruption and extra expense, covering such risks, for amounts not less than those, and with deductible amounts not greater than those, set forth in Part I of Schedule 7.04, (ii) public liability insurance (including products/ completed operations liability coverage) covering such risks, for amounts not less than those, and with deductible amounts not greater than those, set forth in
Part II of Schedule 7.04 and (iii) such other insurance coverage in such amounts and with respect to such risks as the Required Lenders may reasonably request. All such insurance shall be provided by insurers having an A.M. Best policyholders rating of not less than B+ or such other insurers as the Required Lenders may approve in writing.

         (c) On or prior to the LTC Closing Date, each Company shall cause the Agent to be named as an additional insured and loss payee on each insurance policy required to be maintained pursuant to this Section 7.04. LTC will deliver to the Lenders on the LTC Closing Date, a certificate from its insurance broker dated such date showing the amount of coverage as of such date, and certifying that, in the opinion of such broker, such amounts are reasonable and customary for companies of established repute engaged in the same or a similar business, that such policies will include effective waivers (whether under the terms of any such policy or otherwise) by the insurer of all claims for insurance premiums against all loss payees and additional insureds and all rights of subrogation against all loss payees and additional insureds, and that if all or any part of such policy is canceled, terminated or expires, the insurer will forthwith give notice thereof to each additional insured and loss payee and that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by each additional insured and loss payee of written notice thereof. Each Company will deliver to the Lenders (i) upon the request of any Lender through the Agent from time to time full information as to the insurance carried, (ii) within five days of receipt of notice from any insurer, a copy of any notice of cancellation, nonrenewal or material change in coverage from that existing on the date of this Agreement and (iii) forthwith, notice of any cancellation or nonrenewal of coverage by such Company.

         (d) Any proceeds in excess of $200,000 from any Casualty Insurance Policy which are payable to the insured in respect of any claim, or any condemnation award or other compensation in respect of a condemnation (or any transfer or disposition of property in lieu of condemnation) for which any Company or any of its Subsidiaries receives a condemnation award or other compensation in excess of $50,000, shall be paid to the Agent to be held, applied or released for application in accordance with Section 5 of the Company Security Agreement, and each Casualty Insurance Policy shall provide that all insurance proceeds in excess of $50,000 per claim which are payable to the insured shall be adjusted with and payable to the Agent or such Company, as the case may be. Each Company hereby appoints the Agent as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments under Casualty Insurance Policies.

         SECTION 7.05. Compliance with Laws. Each of Holdings and the Companies will comply, and each Company will cause each of its Subsidiaries to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including Environmental Laws and ERISA and the rules and regulations thereunder).

         SECTION 7.06. Inspection of Property, Books and Records. Each Company and Holdings will keep, and each Company will cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and each Company and Holdings will permit, and each Company will cause each of its Subsidiaries to permit, representatives of any Lender at such Lender's expense to visit and inspect any of its properties, to examine and make abstracts or copies from any of its books and records, to conduct a collateral audit and analysis of its inventories and accounts receivable and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

         SECTION 7.07. Use of Proceeds. LTC will use the proceeds of Loans borrowed on the LTC Closing Date solely for (i) payment of amounts due under the LTC Merger Documents and transaction fees incurred in connection with the Operative Documents and (ii) repayment of outstanding obligations of LTC pursuant to Section 5.01(r). Working Capital Loans borrowed after the LTC Closing Date shall be used by each Company solely for (x) working capital needs of such Company and its Subsidiaries and (y) for capital expenditures in connection with the opening of new stores. None of such proceeds will be used in violation of any applicable law or regulation.

         SECTION 7.08. Further Assurances. Each of Holdings and the Companies will, and each Company will cause each of its Subsidiaries to, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances (x) as may from time to time be necessary or as the Required Lenders may from time to time request in order to carry out the intent and purposes of the Financing Documents and the transactions contemplated thereby, including all such actions to establish, preserve, protect and perfect the estate, right, title and interest of the Lenders to the Collateral (including Collateral acquired after the date hereof), including first priority Liens thereon, subject only to Permitted Liens and (y) as the Required Lenders may from time to time request, to establish, preserve, protect and perfect first priority Liens in favor of the Lenders on any and all assets of Holdings, the Companies and their respective Subsidiaries, now owned or hereafter acquired, that are not Collateral on the date hereof. Each Company shall promptly give notice to the Agent of the acquisition after the LTC Closing Date by such Company or any of its Subsidiaries of any real property (including leaseholds in respect of real property), trademark, copyright or patent.

         SECTION 7.09. Board Meetings. Each Company will notify the Lenders of all meetings and actions by written consent of the board of directors of each of Holdings and such Company and each committee thereof at the same time and in the same manner as notice of any meetings of such board or committee is required to be given to its directors who do not waive such notice (or, if such action requires no notice or notice is waived by the Board, then two days written notice thereof describing the matters upon which action is to be taken). All meetings of the board of directors of each Company other than LTC or each committee thereof shall be held on the same day and in the same location as the analogous meeting of the board of directors of each of LTC or relevant committee thereof, as the case may be. The Lenders shall have the right at their cost to send two representatives selected by them to each such meeting, who shall be permitted to attend such meeting and any adjournments thereof (other than any portion of such meeting devoted to discussion of the Lenders).

         SECTION 7.10. Lenders' Meetings. Within 45 days after the end of each fiscal quarter, each Company will conduct a meeting of the Lenders to discuss such fiscal quarter's results and the financial condition of such Company at which shall be present the chief executive officer and the chief financial officer of each Company and such other officers of such Company as such Company's chief executive officer shall designate. Such meetings shall be held at a time and place convenient to the Lenders and such Company. Each of the Lenders agrees that any Company's chief executive office on the LTC Closing Date is convenient to the Lenders.

         SECTION 7.11. Consummation of the Acquisition. Each of the Companies and Holdings will cause the closing of the LTC Merger to occur concurrently with the making of the Loans on the LTC Closing Date, and will not without the prior written consent of the Required Lenders waive any condition to its obligations to consummate the LTC Merger.

         SECTION 7.12.    Hazardous Materials; Remediation.  Each Company will
(i) promptly give notice to the Lenders in writing of any complaint, order, citation, notice or other written communication from any Person with respect to, or if such Company becomes aware of, (x) the existence or alleged existence of a violation of any applicable Environmental Law or the incurrence of any liability, obligation, loss, damage, cost, expense, fine, penalty or sanction or the requirement to commence any remedial action resulting from or in connection with any air emission, water discharge, noise emission, Hazardous Material or any other environmental, health or safety matter at, upon, under or within any of the properties now or previously owned, leased or operated by such Company or any of its Subsidiaries, or due to the operations or activities of such Company, any Subsidiary of such Company or any other Person on or in connection with any such property or any part thereof or (y) any release on any of such properties of Hazardous Materials in a quantity that is reportable under any applicable Environmental Law; (ii) promptly comply with any governmental requirements requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide evidence satisfactory to the Required Lenders of such compliance; and (iii) provide the Lenders, within 30 days after demand therefor by the Required Lenders, with a bond, letter of credit or similar financial assurance evidencing to the satisfaction of the Required Lenders that sufficient funds are available to pay the cost of removing, treating and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any assessment which may be established on any such property as a result thereof.

         SECTION 7.13. Collateral Reports. Each Company shall keep accurate and complete records of its accounts receivable in at least so much detail as to enable such Company to provide the Receivables Reports and other information described in Section 7.01.

         SECTION 7.14. Collections; Right to Notify Account Debtors. At any time following the occurrence of an Event of Default and during the continuance thereof, in addition to the Lenders' rights under the Security Documents, each Company hereby authorizes the Agent, at any time, to (i) notify any or all account debtors that the accounts receivable of such Company and its Subsidiaries have been assigned to the Agent and that the Agent has a security interest therein and (ii) direct such account debtors to make all payments due from them to such Company upon such accounts receivable directly to the Agent or to a Lockbox designated by the Agent. The Agent shall promptly furnish such Company with a copy of any such notice sent. Any such notice, in the Agent's sole discretion, may be sent on such Company's stationery, in which event such Company shall, if requested by the Agent, co-sign such notice with the Agent.

         SECTION 7.15. Enforcement of Covenants Not to Compete. Each Company shall preserve, protect and defend, to the extent permitted by applicable law and commercially reasonable, all of its rights, if any, with respect to any covenant not to compete contained in any of the material contracts of such Company or contained in any employment agreement with any employee whose annual salary and other compensation payable by such Company and its Subsidiaries is $100,000 or more.

         SECTION 7.16. Landlord and Warehouseman Waivers. Each Company shall use its best efforts to (i) deliver to the Agent waivers of contractual and statutory landlord's, landlord's mortgagee's and warehouseman's Liens in form and substance satisfactory to the Agent under each existing lease, warehouse agreement or similar agreement (other than leases with respect to retail mall locations) to which such Company or any of its Subsidiaries is a party and (ii) incorporate such waivers when the existing lease, warehouse agreement or similar agreement (other than leases with respect to retail mall locations) is amended, renewed or extended; provided that such Company will obtain waivers of both contractual and statutory landlord's, landlord's mortgagee's and warehouseman's Liens in form and substance satisfactory to the Agent in connection with each new lease, warehouse agreement or similar agreement (other than leases with respect to retail mall locations) entered into by such Company or any of its Subsidiaries. Without limiting the obligations of such Company under this Section 7.17, it is understood and agreed that any Inventory that is subject to a landlord's, landlord's mortgagee's or warehouseman's Lien or any other Lien not created by the Security Documents shall not be included in Eligible Inventories.

                                   ARTICLE 8
                               NEGATIVE COVENANTS

         Each Company (and, in the case of Sections 8.03, 8.05, 8.09, 8.10, 8.11, 8.12, 8.14, 8.15, 8.16 and 8.19, Holdings) agrees that, so long as any Lender has any Commitment hereunder, any amount payable under any Note or any Reimbursement Obligation remains unpaid or any Letter of Credit remains outstanding:

         SECTION 8.1. Debt. Each Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to, any Debt, except for:

         (a) Debt of such Company outstanding on the date of this Agreement as set forth in Schedule 8.01;

         (b)   Debt of such Company under the Financing Documents;

         (c) Debt of such Company or any of its Subsidiaries incurred or assumed for the purpose of financing all or any part of the cost of acquiring any asset (including through Capital Leases), in an aggregate principal amount at any time outstanding not greater than $300,000;

         (d) Debt of such Company or any of its Subsidiaries to a wholly-owned Subsidiary of such Company, or of any Subsidiary of such Company to such Company; and

         (e) in the case of LTC, Debt of such Company consisting of Capital Leases incurred for the purpose of financing the cost of leasing management information systems, in an aggregate principal amount at any time outstanding not greater than $650,000; and

         (f)   Debt of such Company under the Seller Subsidiary Guaranties.

         SECTION 8.2. Negative Pledge. Each Company will not, and will not permit any of its Subsidiaries to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

         (a) any Lien on any asset securing Debt permitted under Section 8.01(c) incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

         (b) Liens existing on the date of this Agreement securing Debt or other obligations outstanding on such date permitted by Section 8.01(a) in an aggregate principal amount not exceeding $1,750,000;

         (c) Liens in favor of vendors to any Company on Inventory securing trade payables in an aggregate amount outstanding not to exceed $2,500,000 at any time; provided that at no time on or after June 30, 1997 shall any such Lien in favor of any vendor extend to any asset of any Company other than Inventory supplied by such vendor;

         (d) Liens arising in the ordinary course of its business which (i) do not secure Debt, (ii) do not secure any obligation in an amount exceeding $50,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business; and

         (e)   Liens created by the Security Documents.

         SECTION 8.03. Capital Stock. Each Company will not, and will not permit any of its Subsidiaries to, issue any shares of capital stock except (i) shares of capital stock issued by any of its Subsidiaries to such Company and shares of capital stock of such Company issued to Holdings or (ii) shares of capital stock of LTC issued pursuant to the IPO; provided that LTC shall prepay the Term Notes pursuant to Section 2.04(b). Holdings shall not issue any equity security that under the Partnership Agreement is entitled to a preference over the Partnership Interests as to payment of dividends or distributions.

         SECTION 8.04. Restricted Payments. Each Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment; provided that the foregoing shall not restrict or prohibit dividends or distributions from such Company to Holdings at such times and in such amounts as are necessary to permit:

                     (i) purchases or redemptions of the Lender Interest under the terms of the Equity Agreement;

                    (ii)          payment of taxes and de minimis
               administrative expenses payable by Holdings in the ordinary course, so long as before and after giving effect to any such dividend or distribution for such purpose, no Default shall have occurred and be continuing;

                   (iii) distributions to partners of Holdings at the timed and in the amounts necessary to enable them to pay their respective federal, state and local tax liabilities in respect of the taxable income of Holdings (but in no event at a rate higher than the amounts payable by such partners assuming the then-highest federal, state and local tax rates applicable to corporations in the applicable jurisdiction); and

                    (iv) payments of interest and principal on the Seller Note and the Employment Agreement to the extent permitted by Section 8.18.


               SECTION 8.05 ERISA. Holdings and each Company will not, and each Company will not permit any of its Subsidiaries to:

         (a) engage in any transaction in connection with which Holdings or any of its Subsidiaries could be subject to any material liability arising from either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code;

         (b) terminate any Plan in a manner, or take any other action, which could result in any material liability of any member of the ERISA Group to the PBGC;

         (c) fail to make full payment when due of all amounts which, under the provisions of any Plan, it is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency, whether or not waived, with respect to any Plan;

         (d) permit the present value of all benefit liabilities under all Plans to exceed the fair market value of the assets of such Plans; or

         (e) fail to make any payments to any Multiemployer Plan that it may be required to make under any agreement relating to such Multiemployer Plan or any law pertaining thereto.

         SECTION 8.06. Consolidations, Mergers and Sales of Assets. Each Company will not, and will not permit any of its Subsidiaries to, (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, any of its or their assets, other than (a) sales of inventory in the ordinary course of their respective businesses, (b) dispositions of Temporary Cash Investments, (c) exchanges of equipment for replacement equipment in the ordinary course of business, and (d) dispositions for cash and fair value of assets that the board of directors of such Company determines in good faith are no longer used or useful in the business of such Company and its Subsidiaries, provided that immediately after any such disposition, the aggregate fair market value of all such assets disposed of pursuant to this clause (d) during the Fiscal Year in which such disposition is made does not exceed $250,000.

         SECTION 8.07. Purchase of Assets, Investments. Each Company will not, and will not permit any of its Subsidiaries to, acquire any assets other than in the ordinary course of business. Each Company will not, and will not permit any of its Subsidiaries to, make, acquire or own any Investment in any Person other than (a) Temporary Cash Investments and (b) Investments in its Subsidiaries made after the date hereof in an aggregate amount not exceeding $100,000. Without limiting the generality of the foregoing, each Company will not, and will not permit any of its Subsidiaries to, (i) acquire or create any Subsidiary without (x) the consent of the Required Lenders and (y) arrangements satisfactory to the Required Lenders for a pledge of the stock of such Subsidiary to the Agent for the benefit of the Lenders and a guaranty by such Subsidiary of the obligations of such Company hereunder or (ii) engage in any joint venture or partnership with any other Person.

         SECTION 8.08. Transactions with Affiliates. Each Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of such Company, any stockholder of Holdings or such Company or any affiliate of any such stockholder on terms that are less favorable to such Company or such Subsidiary, as the case may be, than those which might be obtained at the time from a Person who is not an Affiliate of such Company, a stockholder of Holdings or an affiliate of such stockholder, as the case may be; provided that each Company shall be permitted to (i) to make payments to Holdings to the extent permitted by Section 8.04 and (ii) pay fees to H.I.G. Capital
Management, Inc. to the extent permitted by Section 8.16.

         SECTION 8.09. Amendments or Waivers. Without the prior written consent of the Required Lenders, none of Holdings and the Companies will, nor will any of them permit any Subsidiary of any Company to, agree to (i) any amendment to or waiver of or in respect of any Operative Document or (ii) any other material amendment to or waiver of any material contract constituting a part of the Collateral.

         SECTION 8.10. Fiscal Year. None of National Cellular, TWI, LTC or Holdings shall change its fiscal year from a fiscal year ending July 31.

         SECTION 8.11. Capital Expenditures. (a) The aggregate amount of Consolidated Capital Expenditures of LTC for the period commencing on the LTC Closing Date and ending on July 31, 1997 shall not exceed $1,400,000.

          (b) The aggregate amount of Consolidated Capital Expenditures of LTC for the Fiscal Year ending July 31, 1998 shall not exceed $4,000,000.

          (c) The aggregate amount of Consolidated Capital Expenditures of LTC for the Fiscal Year ending July 31, 1999 shall not exceed the lesser of (i) $4,000,000 and (ii) an amount equal to the sum of (x) $2,000,000 plus (y) an amount equal to 70% of the excess (if any) of EBITDA of LTC for the prior Fiscal Year over the minimum EBITDA of LTC for such prior Fiscal Year as required pursuant to Section 8.14(b)(iv).

         (d) The aggregate amount of Consolidated Capital Expenditures of LTC for the Fiscal Year ending July 31, 2000 and for each Fiscal Year thereafter shall not exceed the lesser of (i) $4,000,000 and (ii) an amount equal to the sum of (x) $1,700,000 plus (y) for any Fiscal Year, an amount equal to 70% of the excess (if any) of EBITDA of LTC for the prior Fiscal Year over the minimum EBITDA of LTC for such prior Fiscal Year as required pursuant to Section 8.14(b)(iv).

         For purposes of this Section 8.11, (x) to the extent that the amount of Consolidated Capital Expenditures of LTC in any Fiscal Year are less than the amount set forth above, the amount of Consolidated Capital Expenditures of LTC otherwise permitted to be made in the immediately succeeding Fiscal Year (the "Current Amount") (but not for any other subsequent year) will be increased by the amount of such shortfall (the "Capital Expenditure Carryforward Amount") and (y) Consolidated Capital Expenditures of LTC expended, incurred or accrued during any Fiscal Year shall be applied, first, against, the Current Amount and second, against the Capital Expenditure Carryforward Amount for such Fiscal Year.

         SECTION 8.12. Total Debt Coverage Ratio. (a) The ratio of (x) Consolidated Free Cash Flow of LTC to (y) Total Debt Service of LTC for each period commencing on August 1, 1997 and ending on each of October 31, 1997, January 31, 1998 and April 30, 1998 shall not be less than 1.1 to 1.0.

         (b) The ratio of (x) Consolidated Free Cash Flow of LTC to (y) Total Debt Service of LTC for the four consecutive fiscal quarters ending the last date of each fiscal quarter of LTC, commencing with July 31, 1998, shall not be less than 1.1 to 1.0.

         SECTION 8.13. Lease Payments. Each Company will not, and will not permit any of its Subsidiaries to, incur or assume (whether pursuant to a Guarantee or otherwise) any liability for rental payments under a lease with a lease term (as defined in Financial Accounting Standards Board Statement No. 13, as in effect on the date hereof) of one year or more if, after giving effect thereto, the aggregate amount of minimum lease payments that such Company and its Consolidated Subsidiaries have so incurred or assumed will exceed, on a consolidated basis, (i) in the case of the Fiscal Year ending July 31, 1997, $7,000,000 for such Fiscal Year under all such leases (excluding Capital Leases), (ii) in the case of the Fiscal Year ending July 31, 1998, $3,750,000 for such Fiscal Year under all such leases that are New Leases (excluding Capital Leases), and (iii) in the case of any Fiscal Year ending after July 31, 1998, the Permitted Amount for such Fiscal Year under all such leases that are New Leases (excluding Capital Leases).

         For purposes of this Section:

         (a) the amount of liability for rental payments under any New Lease in any Fiscal Year consisting of, or consisting of a renewal of, an operating lease existing prior to the first day of such Fiscal Year shall be the amount, if any, by which the amount of liability for rental payments under such New Lease for such Fiscal Year exceeds 110% of the amount of liability for rental payments under such New Lease for the Fiscal Year of the Companies most recently ended prior to the date on which such New Lease became a New Lease;

         (b) "Permitted Amount" means, (i) with respect to the Fiscal Year ending July 31, 1999, an amount equal to the lesser of (x) $4,000,000 and (y) the Available Excess Amount for such Fiscal Year, (ii) with respect to the Fiscal Year ending July 31, 2000, an amount equal to the lesser of (x) $4,250,000 and (y) the Available Excess Amount for such Fiscal Year, (iii) with respect to the Fiscal Year ending July 31, 2001, an amount equal to the lesser of (x) $4,500,000 and (y) the Available Excess Amount for such Fiscal Year,
(iv) with respect to the Fiscal Year ending July 31, 2002, an amount equal to the lesser of (x) $4,750,000 and (y) the Available Excess Amount for such Fiscal Year, and (v) with respect to the Fiscal Year ending July 31, 2003, an amount equal to the lesser of (x) $5,000,000 and (y) the Available Excess Amount for such Fiscal Year; and

         (c) "Available Excess Amount" means, with respect to any Fiscal Year, an amount equal to the sum of (A) the lesser of (1) $2,000,000 and (2) an amount equal to the excess (if any) of EBITDA of LTC for the prior Fiscal Year over the minimum EBITDA of LTC for such prior Fiscal Year required pursuant to
Section 8.14(b)(iv), plus (B) an amount equal to 200% of the excess (if any) of EBITDA of LTC for the prior Fiscal Year over the sum of $2,000,000 plus the minimum EBITDA of LTC for such prior Fiscal Year required pursuant to Section 8.14(b)(iv).

         SECTION 8.14. Minimum EBITDA. (a) EBITDA for the period commencing on the LTC Closing Date and ending on October 31, 1997 shall not be less than $1,100,000.

         (b) EBITDA for the period commencing on August 1, 1997 and ending on January 31, 1998 shall not be less than $2,500,000.

         (c) EBITDA for the period commencing on August 1, 1997 and ending on April 30, 1998 shall not be less than $4,000,000.

         (d) EBITDA for the four consecutive fiscal quarters ending on a date set forth below shall not be less than the corresponding amount set forth below opposite such date:

                    Period                                          Amount
                    ------                                          ------
                 07/31/1998                                         $5,200,000
                 10/31/1998                                         $5,350,000
                 01/31/1999                                         $5,500,000
                 04/30/1999                                         $5,650,000

                 07/31/1999                                 $5,800,000
                 10/31/1999                                 $5,950,000
                 01/31/2000                                 $6,100,000
                 04/30/2000                                 $6,250,000

                 07/31/2000                                 $6,400,000
                 10/31/2000                                 $6,550,000
                 01/31/2001 and the last day of             $6,700,000
                 each fiscal quarter thereafter

         SECTION 8.15.    Limitations on Activities by Holdings.   Holdings
shall not, directly or indirectly, (i) enter into or permit to exist any transaction or agreement (including any agreement for incurrence or assumption of Debt, any purchase, sale, lease or exchange of any property or the rendering of any service), between itself and any other Person, other than (x) the Operative Documents to which it is a party (the "Holdings Documents"), or (y) the incurrence of Debt to any Company to finance the redemption of the Lender Interest in accordance with the terms of the Equity Agreement, (ii) engage in any business or conduct any activity (including the making of any Investment or payment) or transfer any of its assets, other than the making of the Investments in the Companies and the performance of the Holdings Documents in accordance with the terms thereof and performance of ministerial activities and payment of taxes and administrative fees necessary for compliance with the next succeeding sentence or (iii) consolidate or merge with or into any other Person. Holdings shall preserve, renew and keep in full force and effect its partnership existence and any rights, privileges and franchises necessary or desirable in the conduct of its business, and shall comply in all material respects with all material applicable laws, ordinances, rules, regulations, and requirements of governmental authorities, provided that Holdings may terminate any such right, privilege or franchise (other than its partnership existence) if the board of directors of its general partner in good faith determines that such termination is in the best interests of Holdings and not materially disadvantageous to the Lenders.

         SECTION 8.16. Investor Affiliate Fees. Each Company shall not and shall not permit any of its Subsidiaries to, directly or indirectly, pay or become obligated to pay any fees or other amounts to or for the account of H.I.G. Capital Management, Inc. or any of its Affiliates except, so long as no Default is then continuing or would result therefrom, pursuant to the Consulting Agreement, which fees or amounts, so long as no Default is then continuing or would result therefrom, may be increased by an aggregate amount equal to $100,000 per year.

         SECTION 8.17.    Subordinated Obligations.   Neither Holdings nor any
Company shall permit, nor shall such Company suffer any of its Subsidiaries to, purchase, redeem, retire, defease or otherwise acquire for value, deposit any monies with any Person with respect to, or make any payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Debt outstanding under the Seller Note or any obligation owing to the Seller pursuant to the Employment Agreement other than scheduled payments of principal of or interest on such Debt or obligation, as the case may be, required pursuant to the terms thereof; provided that (i) any such payment shall be permitted only if no Default, in the case of payment under the Seller Note, and no Default pursuant to Section 8.14, in the case of payment under the Employment Agreement, shall have occurred and be continuing at the time of such payment and (ii) no payment shall be made pursuant to Section 3(b) of the Employment Agreement unless Adjusted EBIT (as defined in the Seller Note) for the twelve months ended December 31, 1997 equals or exceeds $4,000,000.

                                   ARTICLE 9
                               EVENTS OF DEFAULT

         SECTION 9.1. Events of Default. If any one or more of the following events (hereinafter called "Events of Default") shall occur and be continuing for any reason whatsoever (whether voluntary or involuntary, by operation of law or otherwise):

         (a) any Company shall fail to pay any principal on any Note or any Reimbursement Obligation when due, or shall fail to pay any interest or premium on any Note, or any fees or any other amount payable hereunder within three Business Days after the due date thereof;

         (b) any Company shall fail to observe or perform any covenant contained in Section 7.01(a), 7.01(b), 7.01(c) or 7.14, or Article 8 hereof, or
Section 5 or Sections 4(A), (E) or (I) of the Company Security Agreement, or Holdings shall fail to perform any covenant contained in Article 8 hereof or
Section 3(B) of the Holdings Pledge Agreement, or HIG shall fail to perform any covenant contained in Section 3(B) of the HIG Pledge Agreement;

         (c) any Company or any of such Company's Subsidiaries or Holdings shall fail to observe or perform any covenant or agreement contained in the Financing Documents (other than those covered by clause (a) or (b) above) for 10 days after notice thereof has been given to LTC by the Agent;

         (d) any representation, warranty, certification or statement made by any Company or Holdings in any Financing Document or in any certificate, financial statement or other document delivered pursuant to the Financing Documents shall prove to have been incorrect in any respect (or in any material respect if such representation, warranty, certification or statement is not by its terms already qualified as to materiality) when made (or deemed made);

         (e) any Company or any of such Company's Subsidiaries or Holdings shall fail to make any payment in respect of any Material Debt;

         (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt of any Company or any of its Subsidiaries or Holdings, or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

         (g) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

         (h) an involuntary case or other proceeding shall be commenced against Holdings, any Company or any of such Company's Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against Holdings, any Company or any of such Company's Subsidiaries under the federal bankruptcy laws as now or hereafter in effect;

         (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $50,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $50,000;

         (j) a judgment or order for the payment of money in excess of $100,000 shall be rendered against Holdings, any Company or any of such Company's Subsidiaries and such judgment or order shall continue unsatisfied and unstayed for a period of 10 days;

    (k)  (i)   except as the result of the IPO (provided that LTC shall prepay the Term Notes pursuant to Section 2.04(b)(i)(B)) or any transfer made pursuant to the Holdings Pledge Agreement or the HIG Pledge Agreement, Holdings and HIG shall cease to be the record and beneficial owner of a majority of the issued and outstanding capital stock of LTC; (ii) except as the result of any transfer pursuant to the LTC Pledge Agreement, LTC shall cease to be the record and beneficial owner of 100% of the issued and outstanding stock of each of TWI and National Cellular; (iii) any person or group of persons (within the meaning of Rule 13d-3 promulgated by the Securities and Exchanges Commission under the Securities Exchange Act of 1934, as amended), other than the HIG Investor and HIG shall have acquired beneficial ownership (within the meaning of such Rule 13d-3) of 50% or more of the issued and outstanding common stock of LTC; (iv) Ron Koonsman shall cease to be chief executive officer of National Cellular and TWI and a successor shall not have been appointed by LTC and approved by the Required Lenders within 90 days thereafter; (v) Nicholas Molina shall cease to be chief executive officer of LTC and a successor shall not have been appointed by LTC and approved by the Required Lenders within 90 days thereafter; (vi) Brett Beveridge shall cease to be the president of LTC and a successor shall not have been appointed by LTC and approved by the Required Lenders within 90 days thereafter; (vii) the HIG Investor shall cease to be the general partner of Holdings; or (viii) representatives of the HIG Investor shall cease to constitute a majority of the board of directors or functional equivalents of Holdings;

         (l) the auditor's report or reports on the audited statements delivered pursuant to Section 7.01 shall include any material qualification (including with respect to the scope of audit) or exception;

         (m) the Lien created by any of the Security Documents shall at any time fail to constitute a valid and perfected Lien on all of the Collateral purported to be secured thereby, subject to no prior or equal Lien except Permitted Liens, or Holdings or any Company shall so assert in writing;

         (n) any Company shall be prohibited or otherwise materially restrained from conducting the business theretofore conducted by it by virtue of any determination, ruling, decision, decree or order of any court or regulatory authority of competent jurisdiction and such determination, ruling, decision, decree or order remains unstayed and in effect for any period of 10 days beyond any period for which any business interruption insurance policy of such Company shall provide full coverage to such Company of any losses and lost profits; or

         (o) any of the Operative Documents shall for any reason fail to constitute the valid and binding agreement of any party thereto, or Holdings, any Company or any of such Company's Subsidiaries shall so assert in writing;

then, and in every such event and at any time thereafter during the continuance of such event, the Agent shall if requested by the Required Lenders, (i) by notice to the Companies terminate the Commitments and they shall thereupon terminate and/or (ii) by notice to the Companies declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Holdings and the Companies; provided that in the case of any of the Events of Default specified in clause (g) or (h) above with respect to any Company, without any notice to such Company or any other act by the Agent or the Lenders, the Commitments shall thereupon terminate and all of the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Company.

         SECTION 9.2. Cash Collateral. If any Event of Default specified in clause (g) or (h) of Section 9.01 with respect to any Company shall occur or the Loans shall have otherwise been accelerated pursuant to Section 9.01, then without any request or the taking of any other action by the Agent or any of the Lenders, the Companies shall be obligated forthwith to deposit in the LC Collateral Account an amount in immediately available funds equal to the then aggregate amount available for drawings (regardless of whether any conditions to any such drawing can then be met) under all Letters of Credit at the time outstanding, to be held in the LC Collateral Account as provided in Section
5(F) of the Company Security Agreement.

                                   ARTICLE 10

         FEES, EXPENSES AND INDEMNITIES; GENERAL PROVISIONS RELATING TO

                                    PAYMENTS

         SECTION 10.01. Fees. (a) Participation Fees. On the LTC Closing Date, the Companies shall pay to each Lender a fee in an amount equal to 1.50% of such Lender's aggregate Term Commitment and LTC Working Capital Commitment.

         (b) Unused Commitment Fee. During the period from the LTC Closing Date through the date on which Working Capital Commitments are terminated, the Companies shall pay to each Lender a fee at the rate of 0.25% per annum on the daily average amount by which the amount of such Lender's Working Capital Commitment exceeds the aggregate amount of its Working Capital Outstandings. Accrued fees under this Section shall be payable quarterly in arrears on each Quarterly Date prior to the date on which the Working Capital Commitments are terminated and on the date of such termination.

         (c) Letter of Credit Fee. Each Company agrees to pay to the Lenders, ratably in proportion to their respective Working Capital Commitments, a letter of credit fee with respect to each Letter of Credit issued for the account of such Company, computed for each day from and including the date of issuance of such Letter of Credit to but excluding the date that is two Business Days after the last day a drawing is available under such Letter of Credit, at a rate of 1.5% per annum on the sum of (i) the aggregate amount of such Letter of Credit that is undrawn but available for drawing from time to time (whether or not any conditions to drawing can then be met) plus (ii) the aggregate unreimbursed amount payable to the LC Issuer (either by such Company or by the Lenders pursuant to Section 3.09(a)) in respect of previous drawings thereunder; provided that to the extent such Letter of Credit is not drawn on or before the last day a drawing is available under such Letter of Credit, such letter of credit fee shall cease to accrue on the last such day. Such fee shall be payable in arrears on each Quarterly Date prior to the date on which the Working Capital Commitments are terminated and on the date of such termination.

         SECTION 10.02. Computation of Interest and Fees Commitment fees pursuant to Section 10.01(b), letter of credit fees pursuant to Section 10.01(c) and all interest hereunder and under the Notes shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

         SECTION 10.03. General Provisions Regarding Payments All payments (including prepayments) to be made by any Company or Holdings under any Financing Document, including payments of principal of and premium and interest on the Notes, Reimbursement Obligations, fees, expenses and indemnities, shall be made without set-off or counterclaim and in immediately available funds. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. Each Company and Holdings shall make all payments in immediately available funds to each Lender's Payment Account before 11:00 A.M. (New York City time) on the date when due. Each payment (including prepayments) by any Company on account of principal of and interest on any Loans shall be made pro rata according to the respective outstanding principal amounts of such Class of Loans made to such Company held by each Lender. All amounts payable by any Company or Holdings hereunder or under any other Financing Document not paid when due (other than payments of principal and interest on the Notes, which shall bear interest as set forth therein) shall bear interest, payable on demand, for each day until paid at a rate per annum equal to 5% plus the rate announced by NationsBank, N.A. from time to time as its prime rate (calculated on the basis of a 360-day year for the actual number of days elapsed).

         SECTION 10.04. Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Companies agree, jointly and severally, to pay on demand (i) all costs and expenses of preparation of this Agreement, the other Financing Documents and the other Operative Documents and of each Company's performance of and compliance with all agreements and conditions contained herein and therein, (ii) the fees, expenses and disbursements of counsel (including the reasonable allocation of the compensation, costs and expenses of in-house counsel, based upon time spent) to, and independent appraisers and consultants retained by, the Lenders in connection with the negotiation, preparation, execution and administration of this Agreement, the other Financing Documents and the other Operative Documents and any amendments hereto or thereto and waivers hereof and thereof, (iii) all costs and expenses of creating, perfecting and maintaining Liens pursuant to the Financing Documents, including filing and recording fees and expenses, the costs of any bonds required to be posted in respect of future filing and recording fees and expenses, title investigations and fees and expenses of such local counsel as the Agent shall request, (iv) the fees, expenses and disbursements of independent accountants or other experts retained by the Agent in connection with not more than two accounting and collateral audits or reviews of each Company and its affairs during any calendar year and (v) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Lender, including fees and disbursements of counsel (including the reasonable allocation of the compensation, costs and expenses of in-house counsel, based upon time spent), in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

         SECTION 10.05. Indemnity. Whether or not the transactions contemplated hereby shall be consummated, each Company agrees to indemnify, pay and hold harmless the Agent and each Lender and any subsequent holder of any of the Notes, Letter of Credit Liabilities or Lender Interest and the officers, directors, employees and agents of the Agent, each Lender and such holders (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnitee) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of such Company or any of its Subsidiaries or Holdings, and the expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by NationsCredit) asserting any right to payment for the transactions contemplated hereby, which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with the transactions contemplated hereby or by the other Operative Documents (including (i)(A) as a direct or indirect result of the presence on or under, or escape, seepage, leakage, spillage, discharge, emission or release from, any property now or previously owned, leased or operated by such Company or any of its Subsidiaries of any Hazardous Materials or any Hazardous Materials Contamination, (B) arising out of or relating to the offsite disposal of any materials generated or present on any such property or (C) arising out of or resulting from the environmental condition of any such property or the applicability of any governmental requirements relating to Hazardous Materials, whether or not occasioned wholly or , accident or event caused by any act or omission of such Company or any of its Subsidiaries, and (ii) proposed and actual extensions of credit under this Agreement) and the use or intended use of the proceeds of the Notes, the Letters of Credit and the Lender Interest, except that such Company shall have no obligation hereunder to an Indemnitee with respect to any liability resulting from the gross negligence or wilful misconduct of such Indemnitee. To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, each Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all such indemnified liabilities incurred by the Indemnitees or any of them. Without limiting the generality of any provision of this Section, to the fullest extent permitted by law, each Company hereby waives all rights for contribution or any other rights of recovery with respect to liabilities, losses, damages, costs and expenses arising under or relating to Environmental Laws that it might have by statute or otherwise against any Indemnitee.

         SECTION 10.06. Taxes. Each Company agrees to pay all governmental assessments, charges or taxes (except income or other similar taxes imposed on any Lender or any holder of a Note), including any interest or penalties thereon, at any time payable or ruled to be payable in respect of the existence, execution or delivery of this Agreement, the other Financing Documents or the Lender Interest, or the issuance of the Notes, the Letters of Credit or the Lender Interest, and to indemnify and hold each Lender and each and every holder of the Notes, Letter of Credit Liabilities or the Lender Interest harmless against liability in connection with any such assessments, charges or taxes.

         SECTION 10.07. Funding Losses. If any Company fails to borrow any Working Capital Loans after notice has been given to any Lender in accordance with Section 3.04 or make any payment when due by such Company (including pursuant to a notice of optional prepayment), such Company shall reimburse each Lender within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective participant in the related Loan), including any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, provided that such Lender shall have delivered to such Company a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

         SECTION 10.08. Maximum Interest. (a) In no event shall the interest charged with respect to the Notes issued by any Company or any other obligations of such Company under the Financing Documents exceed the maximum amount permitted under the laws of the State of New York or of any other applicable jurisdiction.

         (b) Notwithstanding anything to the contrary herein or elsewhere, if at any time the rate of interest payable by any Company for the account of any Lender hereunder or under any Note or other Financing Document (the "Stated Rate") would exceed the highest rate of interest permitted under any applicable law to be charged by such Lender to such Company (the "Maximum Lawful Rate"), then for so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable by such Company for the account of such Lender shall be equal to the Maximum Lawful Rate; provided, that if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, such Company shall, to the extent permitted by law, continue to pay interest for the account of such Lender at the Maximum Lawful Rate until such time as the total interest received by such Lender is equal to the total interest which such Lender would have received had the Stated Rate been (but for the operation of this provision) the interest rate payable. Thereafter, the interest rate payable for the account of such Lender shall be the Stated Rate unless and until the Stated Rate again would exceed the Maximum Lawful Rate, in which event this provision shall again apply.

         (c) In no event shall the total interest received by any Lender from any Company exceed the amount which such Lender could lawfully have received from such Company had the interest been calculated for the full term hereof at the Maximum Lawful Rate with respect to such Lender and such Company.

         (d) In computing interest payable with reference to the Maximum Lawful Rate applicable to any Lender, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made.

         (e) If any Lender has received interest hereunder in excess of the Maximum Lawful Rate with respect to such Lender and in respect of Loans made to such Company, such excess amount shall be applied to the reduction of the principal balance of its Loans or to other amounts (other than interest) payable hereunder, and if no such principal or other amounts are then outstanding, such excess or part thereof remaining shall be paid to such Company.

                                   ARTICLE 11

                                   THE AGENT

         SECTION 11.01. Appointment and Authorization. Each Lender irrevocably appoints and authorizes the Agent to enter into each of the Security Documents on its behalf and to take such action as agent on its behalf and to exercise such powers under the Financing Documents as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto.

         SECTION 11.02. Agent and Affiliates. NationsCredit shall have the same rights and powers under the Financing Documents as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent, and NationsCredit and its affiliates may lend money to and generally engage in any kind of business with Holdings, any Company or any of such Company's Subsidiaries or affiliates as if it were not the Agent hereunder.

         SECTION 11.03. Action by Agent. The obligations of the Agent hereunder are only those expressly set forth herein and under the other Financing Documents. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in
Article 9.

         SECTION 11.04. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for any Company or Holdings), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 11.05. Liability of Agent. Neither the Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection with the Financing Documents (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with any Financing Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any Company or Holdings; (iii) the satisfaction of any condition specified in Article 5, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness, sufficiency or genuineness of any Financing Document or any other instrument or writing furnished in connection therewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

         SECTION 11.06. Indemnification. Each Lender shall, ratably in accordance with its Working Capital Commitment (whether or not the Working Capital Commitments have been terminated), indemnify the Agent (to the extent not reimbursed by any Company) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Agent's gross negligence or willful misconduct) that the Agent may suffer or incur in connection with the Financing Documents or any action taken or omitted by the Agent hereunder or thereunder.

         SECTION 11.07. Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Financing Documents.

         SECTION 11.08. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Companies. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be an institution organized or licensed under the laws of the United States of America or of any State thereof. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

                                   ARTICLE 12

                                 MISCELLANEOUS

         SECTION 12.01. Survival. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the other Operative Documents and the execution, sale and delivery of the Notes and the Lender Interest. The indemnities and agreements set forth in Articles 10 and 11 shall survive the payment of the Notes, the exercise, redemption or expiration of the Lender Interest and the termination of this Agreement. 12.2No Waiver No failure or delay by the Agent or any Lender in exercising any right, power or privilege under any Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 12.03. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including prepaid overnight courier, telex, facsimile transmission or similar writing) and shall be given to such party at its address or telecopy or telex number set forth on the signature pages hereof (or, in the case of any such Lender who becomes a Lender after the date hereof, in a notice delivered to each Company and the Agent by the assignee Lender forthwith upon such assignment) or at such other address or telecopy or telex number as such party may hereafter specify for the purpose by notice to the Agent and the Companies. Each such notice, request or other communication shall be effective

(i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this Section and the appropriate answerback is received (in the case of telex) or telephonic confirmation of receipt thereof is obtained (in the case of telecopy) or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused.

         SECTION 12.04. Severability. In case any provision of or obligation under this Agreement or the Notes or any other Financing Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 12.05. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Holdings, each Company, and the Required Lenders (and, if the rights or duties of the Agent or the LC Issuer are affected thereby, by the Agent or the LC Issuer, as the case may be); provided that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase or decrease any Commitment of any Lender (except for a ratable decrease in the Commitments of all Lenders) or subject any Lender to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan, Reimbursement Obligation or fees hereunder, (iii) postpone the date fixed for any payment of principal of any Loan pursuant to Section 2.04(a), 3.05(a), or any Reimbursement Obligation, or of interest on any Loan or any Reimbursement Obligation or any fees hereunder or for any termination of any Commitment, (iv) release any of the Collateral or any guaranty or (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement.


         SECTION 12.06. Successors and Assigns; Registration. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including any transferee of any Note or Lender Interest), except that (i) no Company may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Lenders and (ii) no assignment or other transfer by a Lender of its Working Capital Commitments or any portion thereof shall release it from its obligations in favor of the LC Issuer under Section 3.09 with respect to any Letters of Credit outstanding at the time of such assignment or other transfer unless such assignment or other transfer was with the prior written consent of the LC Issuer.

         (b) The terms and provisions of this Agreement shall inure to the benefit of any transferee or assignee of any Note or Lender Interest, except that NationsCredit may not transfer its obligations pursuant to Section 3.08 without the consent of each Company, and, in the event of such transfer or assignment, the rights and privileges herein conferred upon the assigning Lender shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. Any assignment shall be for an equal percentage of each Class of such assignor Lender's Loans and its Working Capital Commitments, and any such assignee Lender shall, upon its registration in the Note Register referred to below, become a "Lender" for all purposes hereunder. Upon any such assignment, the assignor Lender shall be released from its Working Capital Commitments to the extent assigned to and assumed by the assignee Lender.

         (c) Upon any assignment of any Note(s) issued by any Company, the assigning Lender shall surrender its Note(s) to such Company for exchange or registration of transfer, and such Company will promptly execute and deliver in exchange therefor a new Note or Note(s) of the same tenor and registered in the name of the assignor Lender (if less than all of such Lender's Notes are assigned) and the name of the assignee Lender.

         (d) Each Company shall maintain a register (the "Note Register") of the Lenders and all assignee Lenders that are the holders of all the Notes issued pursuant to this Agreement. Each Company will allow any Lender to inspect and copy such list at such Company's principal place of business during normal business hours. Prior to the due presentment for registration of transfer of any Note issued by any Company, such Company may deem and treat the Person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and premium and interest on such Note and for all other purposes whatsoever, and such Company shall not be affected by notice to the contrary.

         (e) Each Lender (including any assignee Lender at the time of such assignment) represents that it (i) is acquiring its Notes and Lender Interest solely for investment purposes and not with a view toward, or for sale in connection with, any distribution thereof, (ii) has received and reviewed such information as it deems necessary to evaluate the merits and risks of its investment in the Notes and the Lender Interest, (iii) is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act and (iv) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes and the Lender Interest, including a complete loss of its investment.

         (f) Each Lender understands that the Notes and the Lender Interest are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future such Lender decides to resell, pledge or otherwise transfer any of the Notes or the Lender Interest, such Notes or Lender Interest, as the case may be, may be resold, pledged or transferred only (i) to any Company, (ii) to a person who such Lender reasonably believes is a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act or (iii) pursuant to an exemption from registration under the Securities Act.

         (g) Each Lender understands that the Notes and the Lender Interest will, unless otherwise agreed by each Company and the holder thereof, bear a legend to the following effect:

               THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) TO THE COMPANY, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

         (h) If any Note issued by any Company becomes mutilated and is surrendered by the Lender with respect thereto to such Company, or if any Lender claims that any of its Notes issued by such Company has been lost, destroyed or wrongfully taken, such Company shall execute and deliver to such Lender a replacement Note, upon the affidavit of such Lender attesting to such loss, destruction or wrongful taking with respect to such Note together with, in the case of any lost, destroyed or wrongfully taken Note, an indemnity if so requested by such Company, and such lost, destroyed, mutilated, surrendered or wrongfully taken Note shall be deemed to be canceled for all purposes hereof. Such affidavit shall be accepted as satisfactory evidence of the loss, wrongful taking or destruction thereof and no surety or bond shall be required as a condition of the execution and delivery of a replacement Note. Any costs and expenses of such Company in replacing any such Note shall be for the account of such Lender.

         SECTION 12.07. Collateral. Each of the Lenders represents to the Agent and each of the other Lenders that it in good faith is not relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

         SECTION 12.08. Headings. Headings and captions used in the Financing Documents (including the Exhibits and Schedules hereto and thereto) are included herein and therein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         SECTION 12.09. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANIES AND HOLDINGS HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE COMPANIES AND HOLDINGS HEREBY ACKNOWLEDGES AND AGREES THAT NATIONSCREDIT DOES NOT SUBMIT TO THE JURISDICTION OF THE BANKRUPTCY COURT AND THAT THE BANKRUPTCY COURT IS NOT THE APPROPRIATE FORUM FOR ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE COMPANIES AND HOLDINGS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.03. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         SECTION 12.10. Notice of Breach by Agent or Lender. Each of the Companies and Holdings agrees to give the Agent and the Lenders notice of any action or inaction by the Agent or any Lender or any agent or attorney of the Agent or any Lender in connection with this Agreement or any other Financing Document or the obligations of such Company or Holdings under this Agreement or any other Financing Document that may be actionable against the Agent or any Lender or any agent or attorney of the Agent or any Lender or a defense to payment of any obligations of any Company or Holdings under this Agreement or any other Financing Document for any reason, including commission of a tort or violation of any contractual duty or duty implied by law. Each of the Companies and Holdings agrees, to the fullest extent that it may lawfully do so, that unless such notice is given promptly (and in any event within ten (10) days after such Company or Holdings has knowledge, or with the exercise of reasonable diligence could have had knowledge, of any such action or inaction), such Company and Holdings shall not assert, and such Company and Holdings shall be deemed to have waived, any claim or defense arising therefrom to the extent that the Agent or any Lender could have mitigated such claim or defense after receipt of such notice.

         SECTION 12.11. WAIVER OF JURY TRIAL. EACH OF THE COMPANIES, HOLDINGS, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND TO THE FULLEST EXTENT PERMITTED BY LAW WAIVES ANY RIGHTS THAT IT MAY HAVE TO CLAIM OR RECEIVE CONSEQUENTIAL OR SPECIAL DAMAGES IN CONNECTION WITH ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

         SECTION 12.12. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement, the other Financing Documents, the Partnership Agreement and the Equity Agreement constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        TELEPHONE WAREHOUSE, INC.


                                        By: /s/ Anthony Tamer
                                            ------------------------------
                                            Title: Vice President
                                            Address: 1001 South Bayshore Drive
                                                     Suite 2708
                                                     Miami, Florida 33131


                                        Account Designation:
                                        -------------------

                                        Bank One, Texas, N.A.
                                        ABA No.:  111000614
                                        Account No.:  0014933915
                                        Account Name:  Telephone Warehouse


                                        NATIONAL CELLULAR,
                                         INCORPORATED


                                        By: /s/ Anthony Tamer
                                            ---------------------------------
                                           Title: Vice President
                                           Address: 1001 South Bayshore Drive
                                                    Suite 2708
                                                    Miami, Florida 33131



                                        Account Designation:
                                        -------------------

                                        Bank One, Texas, N.A.
                                        ABA No.:  111000614
                                        Account No.:  0014933899
                                        Account Name:  National Cellular
                                                         Incorporated

                                           LET'S TALK CELLULAR & WIRELESS,
                                              INC.


                                           By: /s/ Brett Beveridge
                                              ----------------------------
                                              Title: President
                                              Address: 5200 NW 77th Court
                                                       Miami, Florida 33166


                                           Account Designation:
                                           -------------------

                                           Bank Name: Republic National Bank
                                           ABA No.: 066002194
                                           Account No.: 001-129-2723
                                           Account Name: Let's Talk Cellular

                                       TEXAS CELLULAR PARTNERS, L.P.

                                       By HIG Texas Cellular Company,
                                          as Managing General Partner


                                       By: /s/ Anthony Tamer
                                          -------------------------------
                                          Title: President
                                          Address: 1001 South Bayshore Drive
                                                   Suite 2708
                                                   Miami, Florida 33131


                                       NATIONSCREDIT COMMERCIAL
                                        CORPORATION, as Lender and Agent


                                       By: /s/ Edward Alt
                                          --------------------------------
                                          Title: Authorized Signatory
                                          Address: One Canterbury Green
                                                   P.O. Box 120013
                                                   Stamford, CT 06912-0013
                                                   Telecopy:  203-352-4171


                                       Payment Account Designation:
                                       ---------------------------

                                       First Chicago National Bank
                                         Chicago, Illinois
                                       ABA No.: 071000013
                                       Account No.: 52-56933
                                       Account Name: NationsCredit Commercial
                                                             Corporation

                                  SCHEDULE 1.01

                          EXISTING LTC LOAN AGREEMENTS

         Credit facility agreements, as amended to date, between Let's Talk Cellular of America, Inc. and Republic National Bank of Miami.

                                  SCHEDULE 6.17

                          EMPLOYMENT, SHAREHOLDERS' AND
                             SUBSCRIPTION AGREEMENTS

Employment Agreement, dated as of May 22, 1995, between Let's Talk Cellular of America, Inc. and Anne Gozlan, as amended as of June 25, 1996.

                                  SCHEDULE 6.21

                              ENVIRONMENTAL MATTERS

                  None

                                  SCHEDULE 6.22

                             INITIAL CAPITALIZATION

                                 PART 1: EQUITY

PART 1:           EQUITY

Texas Cellular Partners, L.P.

         1. HIG Texas Cellular Company, as the General Partner, has a 90.25% interest in Texas Cellular Partners, L.P.

         2. NationsCredit Commercial Corporation ("NationsCredit"), as a non-voting limited partner, has in the aggregate a 9.75% interest in Texas Cellular Partners, L.P. (including a 5% non-voting limited partnership interest issued pursuant to
                  Section 2.05 of the Original Agreement (the "Lender Interest") and a 4.75% non-voting limited partnership interest purchased by NationsCredit (the "Purchased Interest").


Let's Talk Cellular & Wireless, Inc.



                                                 Number of Shares
Name                                           of Common Stock Held
----                                           --------------------
Texas Cellular Partners, L.P.                        192,479
HIG Fund V, Inc.                                     975,000
Nicolas Molina                                       282,750
Brett Beveridge                                      282,750
Allan Sorensen                                        65,000
Anne Gozlan                                           19,500
NationsCredit                                         67,521*


----------------------

         * Warrants for 34,626 shares, issued as an adjustment to the Lender Interest, and Warrants for 32,895 shares, issued as an adjustment to the Purchased Interest, in each case in connection with the LTC Merger.

National Cellular, Incorporated

         10 shares of Common Stock, par value $1.00 per share, outstanding and issued to Let's Talk Cellular & Wireless, Inc.

Telephone Warehouse, Inc.

         10 shares of Common Stock, par value $0.01 per share, outstanding and issued to Let's Talk Cellular & Wireless, Inc.

                                  SCHEDULE 6.23



               REAL PROPERTY LEASES--NATIONAL CELLULAR AND TWI


       LESSEE                            LESSOR                                  ADDRESS
-------------------------     ---------------------------------------       -------------------------------------------
1.   TWI Training             Terrane M. Cassey and Phillip C.              712 N. Watson Road
                              Smith                                         Suites 204 & 206
                                                                            Arlington, Texas 76011

2.   NCI (Operations)         MFM Realty Limited Partnership                Randol Mill Service Center
                                                                            2400 E. Randol Mill Road
                                                                            Arlington, Texas 76011

3.   NCI (Sales and           MFM Realty Limited Partnership                Randol Mill Service Center
     Marketing)                                                             2400 E. Randol Mill Road
                                                                            Arlington, Texas 76011

4.           TWI              LBJ/Josey Lane Joint Venture                  Josey Village
                                                                            2905 Forest Lane, Suite 122
                                                                            Dallas, Texas 75234

5.           NCI              Michael G. Friedman                           6521 Camp Bowie Blvd.
                                                                            Fort Worth, Texas 76116

6.           TWI              Mary P. Moody                                 19310 Preston Road
                                                                            Dallas, Texas 75252

7.           TWI              Red Hill Associates                           Red Hill Shopping Center
                                                                            4343 West Camp Wisdom, #180
                                                                            Ducanville, Texas 75237

8.           TWI              Market East Associates, L.P.                  Market East Shopping Center
                                                                            1515 Town East Blvd., #110
                                                                            Mesquite, Texas 75150

9.           TWI              Daniel Morguloff                              11446 N. Central Expressway
                                                                            Dallas, Texas 75243

10.          TWI              Six Flags Village Joint Venture               Six Flags Village Shopping Center
                                                                            1301 N. Collings, #215
                                                                            Arlington, Texas 75011

11.          TWI              Hullen Park Associates                        Hullen Park Shopping Center
                                                                            4750 Hullen Park Drive
                                                                            Fort Worth, Texas 76132

12.          TWI              Wimbledon Court Ltd.                          Village by the Parks
                                                                            4101 South Cooper Street,
                                                                            Suite 111
                                                                            Phase 1
                                                                            Arlington, Texas 76015

13.          TWI              Annette Lange                                 North Richland Hills
                                                                            7923A Grapevine Highway
                                                                            N. Richland, Texas 76180


       LESSEE                            LESSOR                                  ADDRESS
-------------------------     ---------------------------------------       -------------------------------------------
14.          TWI              LaSalle Street Fund Incorporated of           Valley View Center
                              Dallas                                        1333 Preston Road, #2122
                                                                            Dallas, Texas 75240

15.          TWI              Lutine Realty Corp.                           5610 Lemon Avenue, Suite B
                                                                            Dallas, Texas 75209

16.          TWI              Windsor Place Shopping Center                 4917 Walzem Roads
                                                                            Winderest, Texas 78218

17.          TWI              Subaco, Inc.                                  8507 North Broadway
                                                                            San Antonio, Texas 78228

18.          TWI              6100 Callaghan Road, Inc.                     6123 Callaghan Road
                                                                            San Antonio, Texas 78228

19.          TWI              DOM Company                                   5315 East Bannister Road
                                                                            Kansas City, Missouri 64137

20.          TWI              Price Revocable Trust                         Independence Plaza Shops
                                                                            18675 East 39th Street
                                                                            Independence, Missouri 64057

21.          TWI              MEG Associates                                Overland Park
                                                                            9497 West 75th
                                                                            Overland Park, Kansas 66204

22.          TWI              McCaffrey-McIntyre Investments                6265 North Oak Traffic Way
                                                                            Gladstone, Missouri 64118




                               OWNED REAL PROPERTY

1. City of Irving, Dallas County, Texas, being part of block 4 (shopping area) of second installment of Nichols Park addition according to the plat thereof recorded in Volume 19 Page 367, Map Records, Dallas County, Texas.

                            REAL PROPERTY LEASES--LTC

CHIEF EXECUTIVE OFFICES       5200 NW 77TH COURT                                    MIAMI                     FL        33166

Mall Name                                 Store Address                Space #             Store City        Store St     Store Zip
----------------------------- ------------------------------------- --------------  ---------------------  ----------- -------------
DADELAND MALL                 7565 NORTH KENDALL DRIVE              4080            MIAMI                      FL             33156

AVENTURA MALL                 19501 BISCAYNE BLVD.                  1961            NORTH MIAMI BEACH          FL             33180

BAYSIDE MARKETPLACE           401 BISCAYNE BLVD                     N229            MIAMI                      FL             33132
#1

FLORIDA MALL                  8001 S. ORANGE BLOSSOM TRAIL          19              ORLANDO                    FL             32809

LENOX SQUARE                  3393 PEACHTREE ROAD NE                                ATLANTA                    GA             30326

MANHATTAN MALL                901 AVENUE OF THE AMERICAS            C-3A            NEW YORK                   NY             10001

TOWN CENTER AT BOCA           6000 WEST GLADES ROAD                 9102            BOCA RATON                 FL             33431

WESTLAND MALL                 1695 WEST 49 STREET                   2090            HIALEAH                    FL             33012

CUTLER RIDGE MALL             20505 SOUTH DIXIE HWY.                1905            MIAMI                      FL             33189

MIAMI  INTERNATIONAL          1455 NW 107 AVENUE                                    MIAMI                      FL             33172
MALL

ALTAMONTE SPRINGS             451 ALTAMONTE AVE.                    172             ALTAMONTE SPRINGS          FL             32701

TYSONS CORNER                 7903 TYSONS CORNER CENTER             F8U             MCLEAN                     VA             22102

MONTGOMERY MALL               7111 DEMOCRACY BLVD.                  2335            BETHESDA                   MD             20817

ST. CHARLES TOWNE             11110 MALL CIRCLE                     K-5             WALDORF                    MD             20603
CENTER

ANNAPOLIS MALL                326 ANNAPOLIS MALL                    9011            ANNAPOLIS                  MD             21401

POTOMAC MILLS                 2700 POTOMAC MILL CIRCLE              228             WOODBRIDGE                 VA             22192

UNION STATION                 50 MASSACHUSETTS AVE., NE             T40             WASHINGTON                 D.C.           20002

FASHION CENTRE AT             1100 SOUTH HAYES STREET               W-3             ARLINGTON                  VA             22202
PENTAGON CITY

MALL OF THE AMERICAS          7795 WEST FLAGLER STREET              9               MIAMI                      FL             33144

PEMBROKE LAKES MALL           11401 PINES BOULEVARD                 K-940           PEMBROKE PINES             FL             33026

BAYSIDE MARKETPLACE           401 BISCAYNE BOULEVARD                                MIAMI                      FL             33132
DOWNSTAIRS

SAWGRASS MILLS                12801 W. SUNRISE BOULEVARD            731             SUNRISE                    FL             33323

SEMINOLE TOWN CENTER          183 TOWN CENTER CIRCLE                D-6A            SANFORD                    FL             32771

CORAL SQUARE MALL             9345 WEST ATLANTIC BLVD.              9345            CORAL SPRINGS              FL             33065

BURLINGTON CENTER             2501 BURLINGTON, MT. HOLLY            2005            BURLINGTON                 NJ             08016
                              ROAD

THE GALLERY @ MARKET          901 MARKET ST.                        LEVEL 2002      PHILADELPHIA               PA             19107
EAST

ECHELON MALL                  3002 ECHELON MALL                                     VOORHEES                   NJ        08043-1903

PARK MEADOWS TOWN             8405 PARK MEADOWS CENTER              E9-1015         LITTLETON                  CO             80124
CENTER                        DRIVE




Mall Name                               Store Address                Space #         Store City             Store St     Store Zip
----------------------------- ----------------------------------- ------------  ----------------------   ------------  ------------
BOYNTON BEACH MALL            801 N. CONGRESS AVENUE                265             BOYNTON BEACH              FL             33426

CHERRY HILL MALL              2000 ROUTE 38                         2009            CHERRY HILL                NJ             08002

CHERRY HILL MALL              2000 ROUTE 38                         K               CHERRY HILL                NJ             08002

THE FALLS SHOPPING            8888 S.W. 136 ST.                     595             MIAMI                      FL             33176

MONTGOMERY MALL               230 MONTGOMERY MALL                   L-2             NORTH WALES                PA             19454

WEST OAKS MALL                9401 W. COLONIAL DR.                  K               OCOEE                      FL             34761

FRANKLIN MILLS                1833 FRANKLIN MILLS CENTER, P.O.      138             PHILADELPHIA               PA             19154
                              BOX 6039

THE CITADEL                   750 CITADEL DR., EAST                 2128            COLORADO SPRING            CO             80908

CHAPEL HILLS                  1710 BRIARGATE BLVD.                  T-20            COLORADO SPRINGS           CO             80920

COURT AT KING OF              344 MALL BLVD.                        K               KING OF PRUSSIA            PA             19406
PRUSSIA

BEACH PLACE                   17 SOUTH ATLANTIC BLVD                R209            FT. LAUDERDALE             FL             33316

INDIAN RIVER MALL             6200 20TH STREET                      K-922           VERO BEACH                 FL             32966

GRANITE RUN MALL              1067 W. BALTIMORE PIKE                135             MEDIA                      PA             19063

ONTARIO MILLS MALL            4320 EAST MILLS CIRCLE                601             ONTARIO                    CA             91764

OXFORD VALLEY MALL            2300 E. LINCOLN HIGHWAY               P-15            LANGHORNE                  PA             19047

GWINNETT PLACE MALL           2100 PLEASANT HILL ROAD               2084            DULUTH                     GA             30136

TOWN CENTER AT COBB           400 BARRETT PARKWAY                   159             KENNESAW                   GA             30144

NORTH POINT MALL              1220 NORTH POINT CIRCLE                               ALPHARETTA                 GA             30202

PERIMETER MALL                4400 ASHFORD-DUNWOODY RD.             #2              ATLANTA                    GA             30346

BUCKHEAD                      2955 PEACHTREE ROAD N.E.              SUITE B         ATLANTA                    GA             30305

NORTHLAKE MALL                1000 NORTHLAKE MALL                   9105K           ATLANTA                    GA             30345

SMITH HAVEN MALL              ROUTES 25 & 347                       G5 (IL)         LAKE GROVE                 NY             11755

WHITE MARSH MALL              8200 PERRY HALL BLVD.                 2020            BALTIMORE                  MD             21236

EXTON SQUARE                  100 EXTON SQUARE                                      EXTON                      PA             19341

LOS CERRITOS CENTER           239 LOS CERRITOS CENTER                               CERRITOS                   CA             90703

FOX HILLS MALL                294 FOX HILLS MALL                                    CULVER                     CA             90230

MAYAGUEZ MALL                 CARRETERA #2, KILOMETRO 159.4         K-3             MAYAGUEZ                   P.R.           00680

WILLOW GROVE PARK             2500 MORELAND ROAD                    3106            WILLOW GROVE               PA             19090

MAIN PLACE @ SANTA            2800 N. MAIN STREET                   467             SANTA ANA                  CA             92705
ANA

PLAZA DEL NORTE               506 TRUNCADO STREET                   T-146           HATILLO                    P.R.      00659-2709

PLAZA CAROLINA                AVENIDA FRAGOSO, SALIDA 65            3523            CAROLINA                   P.R.           00988
                              INFANTERIA

SANTA MONICA PLACE            395 SANTA MONICA PLACE                317             SANTA MONICA               CA        90401-2350



Mall Name                             Store Address             Space #          Store City            Store St       Store Zip
-------------------------     ------------------------------   -----------  ----------------------   ------------   -------------
GALLERIA@ S. BAY MALL         1815 HAWTHONE BLVD.                   224           REDONDO BEACH           CA            90278

COLUMBIA MALL                 10300 LITTLE PATUXENT PARKWAY         2084          COLUMBIA                MD            21044

OWINGS MILLS                  10300 MILL RUN CIRCLE                 1125          OWINGS MILLS            MD            21117

TOPANGA PLAZA                 6600 TOPANGA CANYON BLVD              9005          CANOGA PARK             CA            91303

SANTA ANITA FASHION           400 S. BALDWIN AVENUE                 P-20          ARCADIA                 CA            91007
PARK

CUMBERLAND MALL               1000 CUMBERLAND MALL                  K-4           ATLANTA                 GA            30339

ECHELON MALL                  3002 ECHELON MALL                     2001          VOORHEES                NJ            08043



                                  SCHEDULE 7.04

                               REQUIRED INSURANCE


     See Attached Insurance Schedules

                                SCHEDULE 7.04

--------------------------------------------------------------------------------
[ACCORD. LOGO]      EVIDENCE OF PROPERTY INSURANCE               DATE (MM/DD/YY)
                                                                     6/26/97
--------------------------------------------------------------------------------
THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.
--------------------------------------------------------------------------------
PRODUCER                                PHONE (A/C, No. Ext):  305-591-0090

  Seitlin & Company
  P.O. Box 025220
  Miami, FL 33102-5220
--------------------------------------------------------------------------------
CODE: 2803             SUB CODE:
--------------------------------------------------------------------------------
AGENCY
CUSTOMER ID #:  LET85309
--------------------------------------------------------------------------------
INSURED
         Let's Talk Cellular & Wireless
         Inc.
         5200 NW 77th Court
         Miami FL 33166
--------------------------------------------------------------------------------
COMPANY

         Atlantic Mutual Ins. Co.
         1325 Electric Road SW
         P.O. Box 4657
         Roanoke, VA 24015-0657

--------------------------------------------------------------------------------
LOAN NUMBER                         POLICY NUMBER

                                             289300070  03
--------------------------------------------------------------------------------
         EFFECTIVE DATE        EXPIRATION DATE
            6/08/96                7/31/97                CONTINUED UNTIL
                                                      [ ] TERMINATED IF CHECKED
--------------------------------------------------------------------------------
THIS REPLACES PRIOR EVIDENCE DATED:

--------------------------------------------------------------------------------
PROPERTY INFORMATION
--------------------------------------------------------------------------------
LOCATION/DESCRIPTION

   5200 NW 77th Court
   Miami FL 33166


--------------------------------------------------------------------------------
COVERAGE INFORMATION
--------------------------------------------------------------------------------

                   COVERAGE/PERILS/FORMS       AMOUNT OF INSURANCE    DEDUCTIBLE
--------------------------------------------------------------------------------
  BUSINESS PERSONAL PROPERTY & INVENTORY              SEE                 1000
  SPECIAL FORM                                        ATTACHED
  REPLACEMENT COST                                    SCHEDULE
  AGREED AMOUNT





--------------------------------------------------------------------------------
REMARKS (INCLUDING SPECIAL CONDITIONS)
--------------------------------------------------------------------------------
  CERTIFICATE HOLDER IS LOSS PAYEE AND ADDITIONAL INSURED FOR ALL BUSINESS PERSONAL PROPERTY AND INVENTORY FOR ALL OF THE LOCATIONS ON THE ATTACHED SCHEDULE.




--------------------------------------------------------------------------------
CANCELLATION
--------------------------------------------------------------------------------
  THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.
--------------------------------------------------------------------------------
ADDITIONAL INTEREST
--------------------------------------------------------------------------------
NAME AND ADDRESS

         NATIONSCREDIT COMMERCIAL
         CORPORATION-1 CANTERBURY GREEN
         P.O. BOX 120013
         STAMFORD, CT 06912
--------------------------------------------------------------------------------
[ ] MORTGAGEE              [X] ADDITIONAL INSURED
[X] LOSS PAYEE             [ ]
--------------------------------------------------------------------------------
LOAN #

--------------------------------------------------------------------------------
AUTHORIZED REPRESENTATIVE

  /s/ M. Style Jackson
--------------------------------------------------------------------------------
 ACORD 27 (3/93)                                      (R) ACORD CORPORATION 1993
--------------------------------------------------------------------------------

                              LET'S TALK CELLULAR

------------------------------------------------------------------------------------------------------------------------------
STR#   LOCATION ADDRESS                          CITY/STATE                 MALL LOCATION              BPP          INVENTORY
------------------------------------------------------------------------------------------------------------------------------
                                                                            IF APPLICABLE
------------------------------------------------------------------------------------------------------------------------------
  1    5200 NW 77 Court                          Miami, Florida             (Warehouse)                $161,890     $1,000,000
------------------------------------------------------------------------------------------------------------------------------
  2    7535 N Kendall Drive Kiosk #404           Miami, Florida             (DADELAND MALL)            $ 21,770     $   50,000
------------------------------------------------------------------------------------------------------------------------------
  3    19575 Biscayne Blvd.                      Miami, Florida             (Aventura Mall)            $ 20,169     $   50,000
------------------------------------------------------------------------------------------------------------------------------
  4    401 Biscayne Blvd.                        Miami, Florida             (BAYSIDE MARKETPLACE)      $ 10,268     $   50,000
------------------------------------------------------------------------------------------------------------------------------
  5    8001 S. Orange Blossom Trail, #18         Orlando, Florida           (FLORIDA MALL)             $ 28,067     $   42,000
------------------------------------------------------------------------------------------------------------------------------
  6    3393 Peachtree Road                       Atlanta, Georgia           (LENOX SQUARE MALL)        $ 37,533     $   42,000
------------------------------------------------------------------------------------------------------------------------------
  7    901 Avenue of the Americas                New York, NY               (MANHATTAN MALL)           $125,684     $   42,000
------------------------------------------------------------------------------------------------------------------------------
  8    6000 W Glades Road                        Boca Raton, Florida        (BOCA TOWN CENTER)         $ 23,274     $   42,000
------------------------------------------------------------------------------------------------------------------------------
  9    Roosevelt Field Mall (Deleted 6/9/96)     Garden City, Long Is., NY  (ROOSEVELT FIELD)
------------------------------------------------------------------------------------------------------------------------------
 10    1895 W. 49 Street                         Hialeah, Florida           (Westland Mall)            $ 17,594     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 11    20505 S. Dixie Hwy                        Miami, Florida             (CUTLER RIDGE MALL)        $ 20,593     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 12    1455 NW 107 Avenue                        Miami, Florida             (MIAMI INT'L MALL)         $ 21,689     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 13    451 Altamonte Avenue                      Altamonte Springs, FL      (ALTAMONTE SPRINGS)        $ 22,643     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 14
------------------------------------------------------------------------------------------------------------------------------
 15    7903 Tyson's Corner Center                McClean, VA                (TYSON'S CORNER)           $ 72,145     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 16    Democracy Blvd, Space 2335                Bethesda, MD               (MONTGOMERY MALL)          $ 75,311     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 17    11110 Mall Circle                         Waldorf, MD                (ST CHARLES TOWN CENTER)   $ 27,281     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 18    2002 Annapolis Mall, #9011                Annapolis, MD              (ANNAPOLIS MALL)           $ 25,007     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 19    2700 Potomac Mills Mall                   Woodbridge, VA             (POTOMAC MALLS)            $ 71,043     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 20    40 Massachusetts Ave. Suite 740           Washington, DC             (UNION STATION)            $ 36,722     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 21    1100 S. Hayes Street, Space W3            Arlington, VA              (PENTAGON CITY)            $ 61,511     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 22    7795 W Flagler, Space 9                   Miami, Florida             (MALL OF THE AMERICAS)     $  2,444     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 23    11401 Pines Blvd.                         Pembroke Pines, Florida    (PEMBROKE LAKES MALL)      $ 25,119     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 24    401 Biscayne Blvd. #N229                  Miami, Florida             (Bayside #2)               $ 72,729     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 25    One Airport Blvd.                         Orlando, Florida           (ORLANDO AIRPORT)          $109,399     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 26    12801 W Sunrise Blvd #731                 Sunrise, Florida           (SAWGRASS MILLS)           $ 54,458     $   52,000
------------------------------------------------------------------------------------------------------------------------------
 27
------------------------------------------------------------------------------------------------------------------------------
 28
------------------------------------------------------------------------------------------------------------------------------
 29    183 S Oregon Avenue                       Sanford, Florida           (SEMINOLE MALL)            $ 33,671     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 30    9345 W Atlantic Blvd.                     Coral Springs, Florida     (CORAL SQUARE)             $ 37,156     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 31    2501 Mt. Holly Rd. (Added 8/13/96)        Burlington NJ              (BURLINGTON CENTER)        $ 21,000     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 32    901 Market St. (Added 8/12/96)            Philadelphia, PA           (GALLERY MARKET)           $ 21,000     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 33    3002 Echelon Mall (Added 8/11/96)         Voorhees, NJ               (ECHELON MALL)             $ 21,000     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 34    8406 Park Meadows Dr (Added 8/27/96)      Littleton, CO                                         $ 85,000     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 35    801 Congress Ave. (Added 10/18/96)        Boynton Beach, FL          (BOYNTON BEACH MALL)       $ 75,000     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 36    2000 Route #38 (Added 9/27/96)            Cherryhill, NJ                                        $ 75,000     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 37    2000 Route #38 (Kiosk)                    Cherryhill, NJ                                        $ 25,000     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 38    8888-SW 136 St. Space #595                Miami, FL                                             $ 75,000     $   42,000
------------------------------------------------------------------------------------------------------------------------------
 39    230 Montgomery Mall 1-2 (Added 11/5/96)   North Wales, PA            (MONTGOMERY MALL)          $ 75,000     $   42,000
------------------------------------------------------------------------------------------------------------------------------

40  9401 W. Colonial Dr.(Kiosk)Add 8/27/96   Ocoee, FL                                        $ 25,000  $42,000
41  1455 Franklin Mills Ctr(Added 10/21/96)  Philadelphia, PA      (FRANKLIN MILLS)           $ 75,000  $42,000
42  750 Ciladel Dr. East(Added 10/22/96)     Colorado Spgs., CO    (THE CITADEL)              $ 75,000  $42,000
43  1710 Briangate Blvd T-20(ADD 10/22/96)   Colorado Spgs., CO    (CHAPEL HILLS MALL)        $ 20,000  $42,000
44  344 Mall Blvd.(Added 11/10/96)           King of Prussia,PA    (COURT @ KING OF PRUSSIA)  $ 60,000  $42,000
45  17 S Atlantic Blvd.(Added 12/15/96)      Ft. Lauderdale, FL    (BEACH PLACE)              $ 75,000  $42,000
46  6200 20th St.(Added 11/10/96)            Vero Beach, FL        (INDIAN RIVER MALL)        $ 40,000  $42,000
47  1067 W Baltimore Pike(Added 11/15/96)    Media, PA             (GRANITE RUN)              $ 65,000  $42,000
48  4320 E Lincoln Hwy.(Add 11/10/96)        Ontario, CA            ONTARIO MILLS MALL        $ 45,000  $42,000
49  2300 E Lincoln Hwy.(Added 11/10/96)      Langborne, PA         (OXFORD VALLEY)            $ 75,000  $42,000
50  2100 Pleasant Hill Rd.(Added 8/28/98)    Duluth, GA            (GWINETT PLACE MALL)       $ 50,000  $52,000
51  400 Buffett Pkwy.(Added 8/28/98          Kennesaw, GA          (TOWN CENTER AT COBB)      $ 50,000  $52,000
52  1220 North point Circle(Added 8/28/96)   Atlpharetta, GA       (NORTH POINT MALL)         $ 50,000  $52,000
53  4400 Ashford DunWood Rd.(Add 8/28/96)    Atlanta, GA           (PERIMETER MALL)           $ 50,000  $52,000
54  2955 Peachtree Rd NE S&B(Add 8/28/96)    Atlanta, GA           (BUCKHEAD)                 $ 50,000  $52,000
54A 990 Holcomb Br Rd(+8/31/96/-12/1/96)     Roswell, GA           (OFFICE CONTENTS)          $ 15,000
55  1000 Northlake Mall(Added 11/1/96)       Atlanta, GA           KIOSK-(NORTHLAKE MALL)     $ 25,000  $52,000
56  Routes #25 & 347 Space 65(+4/30/97)      Lake Grove, NY        SMITH HAVE MALL            $115,000  $42,000
57  8200 Perry Hall Blvd (Added 11/16/96)    Baltimore, MD         (WHITE MARSH MALL)         $ 25,000  $42,000
58  100 Exton Square (Added 1/24/97)         Exton, PA             EXTON SQUARE MALL          $ 24,000  $42,000
59  239 Los Cerritos Ctr(Added 1/24/97)      Cerritos, CA          LOS CERRITOS CENTER        $ 24,000  $42,000
60  294 Fox Hills Mall(Added 1/24/97)        Culver, City CA       FOX HILLS MALL             $ 26,000  $42,000
61  State Roads 2 & 343(Added 1/24/97)       Mayaguez, Puerto Rico MAYGUEZ MALL SHOP CTR      $ 28,500  $42,000
62  1500 Moreland Rd Space 3106(3/14/97)     Willow Grove, PA      WILLOW GROVE PARK          $ 75,000  $42,000
63
64  2800 N Main St S#775(Added 3/14/97)      Santa Ana, CA         SANTA ANA                  $ 30,000  $42,000
65  222 W Hillcrest Dr(Added 6/1/97)         Thousand Oaks, CA     THE OAKS SHOPPING CENTE    $ 89,000  $42,000
66  506 Truncate St-SpaceT146(+4/20/97)      Halito, Puerto Rico   PLAZA DEL NORTE            $ 65,000  $42,000
67  Auenida Fregoso Salida 65 infanteria(3/1 Carolina, Puerto Rico PLAZA CAROLINA             $ 30,000  $42,000
68  395 Saria Monica Pt-Sp#317(+4/20/97)     Santa Monica, CA      SANTA MONICA PLACE         $ 95,000  $42,000
69  1815 Hawhorne Blvd.(Added 4/29/97)       Redondo Bch, CA       GALLERIA @ S. BAY          $ 80,000  $42,000
70  10300 Little Palucent Pkwy(+4/29/97)     Columbia, MD          THE MALL IN COLUMBIA       $ 50,000  $42,000
71  10300 Mill Run Circle(Added 4/29/97)     Baltimore, MD         OWINGS MILLS               $ 48,000  $42,000
72  6600 Topanga Cartyon Blvd(+5/1/97)       Canoga Park, CA       TOPANGA PLAZA              $ 22,000  $42,000
73  400 S. Baldwin Ave.(Added 4/29/97)      Santa Anita, CA       SANTA ANITA FASHION PARK   $ 25,000  $42,000
74  1000 Cumberland Mall                     Atlanta, GA           CUMBERLAND MALL            $ 25,000  $42,000
75  Roosevelt Field(Added 6/16/97)           Garden City, NY       ROOSEVELT FIELD SHP CTR    $ 90,000  $42,000

                                                                Date (MM/DD/YY)
CERTIFICATE OF INSURANCE                                             08/25/87
-------------------------------------------------------------------------------
PRODUCER              305-591-0090      THIS CERTIFICATE IS ISSUED AS A MATTER
                                        OF INFORMATION ONLY AND CONFERS NO
      Seitlin & Company                 RIGHTS UPON THE CERTIFICATE HOLDER.
      P.O. Box 025220                   THIS CERTIFICATE DOES NOT AMEND, EXTEND
      Miami, FL  33102-5220             OR ALTER THE COVERAGE AFFORDED BY THE
                                        POLICIES BELOW.
                                        ---------------------------------------
                                                COMPANIES AFFORDING COVERAGE
                                        ---------------------------------------
                                        COMPANY
                                          A         Centennial Ins. Co.
-------------------------------------------------------------------------------
INSURED                                 COMPANY
                                          B
      Let's Talk Cellular Wireless      ---------------------------------------
      Inc.                              COMPANY
      5200 NW 77th Court                  C
      Miami   FL  33166                 ---------------------------------------
                                        COMPANY
                                          D
                                        ---------------------------------------
-------------------------------------------------------------------------------
COVERAGES
-------------------------------------------------------------------------------
THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

------------------------------------------------------------------------------------------------------------------------------------
CO                                                         POLICY EFP.          POLICY EFF.
LTR    TYPE OF INSURANCE            POLICY NUMBER        DATE (MM/DD/YY)      DATE (MM/DD/YY)              LIMITS
------------------------------------------------------------------------------------------------------------------------------------
 A     GENERAL LIABILITY                                                                             GENERAL AGGREGATE     2000000
                                                                                                     -------------------------------
   [X] COMM. GENERAL LIABILITY                                                                       PROD-COMP/OF AGG.     2000000
   [ ] [ ]  CLAIMS MADE [X] OCCUR     289300070              6/09/96               7/31/97           -------------------------------
   [ ] OWNERS' & CONTRACT'S PROT                                                                     PERS. & ADV. INJURY   1000000
   [ ]                                                                                               -------------------------------
      ___________________________                                                                    EACH OCCURRENCE       1000000
   [ ]                                                                                               -------------------------------
                                                                                                     FIRE DAMAGE (One Fire) 100000
                                                                                                     -------------------------------
                                                                                                     MED EXP (Any one person) 5000
------------------------------------------------------------------------------------------------------------------------------------
       AUTOMOBILE LIABILITY                                                                          COMBINED SINGLE        500000
A  [X] ANY AUTO                       289300070              6/09/96               7/31/97           LIMIT
                                                                                                     -------------------------------
   [ ] ALL OWNED AUTOS                                                                               BODILY INJURY
   [ ] SCHEDULED AUTOS                                                                               (Per person)
   [X] HIRED AUTOS                                                                                   -------------------------------
   [X] NON-OWNED AUTOS                                                                               BODILY INJURY
                                                                                                     (Per accident)
   [ ] _____________________                                                                         -------------------------------
   [ ]                                                                                               PROPERTY DAMAGE
------------------------------------------------------------------------------------------------------------------------------------
       GARAGE LIABILITY                                                                              AUTO ONLY-EA ACCIDENT
                                                                                                     -------------------------------
   [ ]  ANY AUTO
   [ ] _______________________                                                                       OTHER THAN AUTO ONLY:
   [ ]                                                                                               -------------------------------
                                                                                                           EACH ACCIDENT
                                                                                                     -------------------------------
                                                                                                              AGGREGATE
------------------------------------------------------------------------------------------------------------------------------------
       EXCESS LIABILITY                                                                              EACH OCCURRENCE       3000000
A  [X] UMBRELLA FORM                                                                                 -------------------------------
   [ ] OTHER THAN UMBRELLA FORM       289300070              6/09/96               7/31/97           AGGREGATE             3000000
                                                                                                     -------------------------------
------------------------------------------------------------------------------------------------------------------------------------
       WORKERS COMPENSATION AND                                                                      [   ]  STATUTORY LIMITS
       EMPLOYERS' LIABILITY                                                                          -------------------------------
                                                                                                     EACH ACCIDENT
       THE PROPRIETOR/                                                                               -------------------------------
       PARTNERS/EXECUTIVE         [ ]  INCL                                                          DISEASE-POLICY LIMIT
       OFFICERS ARE:              [ ]  EXCL                                                          -------------------------------
                                                                                                     DISEACH - EACH EMPL.
------------------------------------------------------------------------------------------------------------------------------------
       OTHER
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

   CERTIFICATE HOLDER IS ADDITIONAL INSURED ON GENERAL LIABILITY ONLY AND
   LOSS PAYEE FOR ALL BUSIENSS PERSONAL PROPERTY AND INVENTORY FOR ALL OF
   THE LOCATIONS ON THE ATTACHED SCHEDULE.
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                                      CANCELLATION
------------------------------------------------------------------------------------------------------------------------------------
        NATIONSCREDIT COMMERCIAL                             SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFKORE THE
        CORPORATION-1 CANTERBURY GREEN                       EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO
        P.O. BOX 120013                                      MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATION HOLDER NAMED TO THE
        STAMFORD, CT 06912                                   LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR
                                                             LIABIILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR RERPESENTATIVES.
------------------------------------------------------------------------------------------------------------------------------------
                                                             AUTHORIZED REPRESENTATIVE

                                                             /s/ M.
------------------------------------------------------------------------------------------------------------------------------------
ACCORD 25-s (3/93)
------------------------------------------------------------------------------------------------------------------------------------



                             LET'S TALK CELLULAR



STR#    LOCATION ADDRESS                        CITY/STATE                      MALL LOCATION               BPP         INVENTORY
                                                                                IF APPLICABLE
1       5200 NW 77 Court                        Miami, Florida                  (Warehouse)                 $161,890    $1,000,000
2       7535 N Kendall Drive Kiosk #404         Miami, Florida                  (DADELAND MALL)             $ 21,770    $   50,000
3       19575 Biscayne Blvd.                    Miami, Florida                  (Aventura Mall)             $ 20,169    $   50,000
4       401 Biscayne Blvd.                      Miami, Florida                  (BAYSIDE MARKETPLACE)       $ 10,268    $   50,000
5       8001 S. Orange Blossom Trail, #18       Orlando, Florida                (FLORIDA MALL)              $ 28,087    $   42,000
6       3393 Peachtree Road                     Atlanta, Georgia                (LENOX SQUARE MALL)         $ 37,533    $   42,000
7       901 Avenue of the Americas              New York, NY                    (MANHATTAN MALL)            $125,684    $   42,000
8       6000 W. Glades Road                     Boca Raton, Florida             (BOCA TOWN CENTER)          $ 23,274    $   42,000
9       Roosevelt Field Mall (Deleted 6/9/96)   Garden City, Long Is, NY        (ROOSEVELT FIELD)
10      1885 W. 49 Street                       Hialeah, Florida                (Westland Mall)             $ 17,594    $   42,000
11      20505 S. Dixie Hwy.                     Miami, Florida                  (CUTLER RIDGE MALL)         $ 20,599    $   42,000
12      1455 NW 107 Avenue                      Miami, Florida                  (MIAMI INT'L MALL)          $ 21,669    $   42,000
13      451 Altamonte Avenue                    Altamonte Springs, FL           (ALTAMONTE SPRINGS)         $ 22,843    $   42,000
14
15      7803 Tyson's Corner Center              McClean, VA                     (TYSON'S CORNER)            $ 72,145    $   42,000
16      Democracy Blvd, Space 2335              Bethesda, MD                    (MONTGOMERY MALL)           $ 75,311    $   42,000
17      11110 Mall Circle                       Waldorf, MD                     (ST. CHARLES TOWN CENTER)   $ 27,281    $   42,000
18      2002 Annapolis Mall, #9011              Annapolis, MD                   (ANNAPOLIS MALL)            $ 25,007    $   42,000
19      2700 Potomac Mills Mall                 Woodbridge, VA                  (POTOMAC MALLS)             $ 71,043    $   42,000
20      40 Massachusetts Ave., Suite 740        Washington, DC                  (UNION STATION)             $ 38,722    $   42,000
21      1100 S. Hayes Street, Space W3          Arlington, VA                   (PENTAGON CITY)             $ 61,511    $   42,000
22      7785 W. Flagler, Space 9                Miami, Florida                  (MALL OF THE AMERICAS)      $  2,444    $   42,000
23      11401 Pines Blvd.                       Pembroke Pines, Florida         (PEMBROKE LAKES MALL)       $ 25,119    $   42,000
24      401 Biscayne Blvd. #N229                Miami, Florida                  (Bayside #2)                $ 72,729    $   42,000
25      One Airport Blvd.                       Orlando, Florida                (ORLANDO AIRPORT)           $109,399    $   42,000
26      12801 W. Sunrise Blvd. #731             Sunrise, Florida                (SAWGRASS MILLS)            $ 54,458    $   52,000
27
28
29      183 S. Oregon Avenue                    Sanford, Florida                (SEMINOLE MALL)             $ 33,671    $   42,000
30      9345 W. Atlantic Blvd.                  Coral Spings, Florida           (CORAL SQUARE)              $ 37,156    $   42,000
31      2501 Mt. Holly Rd. (Added 8/13/96)      Burlington, NJ                  (BURLINGTON CENTER)         $ 21,000    $   42,000
32      901 Market St. (Added 8/12/96)          Philadelphia, PA                (GALLERY MARKET)            $ 21,000    $   42,000
33      3002 Echelon Mall (Added 8/11/96)       Voohees, NJ                     (ECHELON MALL)              $ 21,000    $   42,000
34      8405 Park Meadows Dr (Added 8/27/96)    Littleton, CO                                               $ 85,000    $   42,000
35      801 Congress Ave. (Added 10/18/96)      Boynton Beach, FL               (BOYNTON BEACH MALL)        $ 75,000    $   42,000
36      2000 Route #38 (Added 9/27/96)          Cherryhill, NJ                                              $ 75,000    $   42,000
37      2000 Route #38 (Kiosk)                  Cherryhill, NJ                                              $ 25,000    $   42,000
38      8888 - SW 136 St. Space #695            Miami, FL                                                   $ 75,000    $   42,000
39      230 Montgomery Mall-2 (Added 11/5/96)   North Wales, PA                 (MONTGOMERY MALL)           $ 76,000    $   42,000



40   9401 W. Colonial Dr. (Kiosk) Add 9/27/96        Ocoee, FL                                              $25,000     $42,000
41   1455 Franklin Mills Ctr (Added 10/21/96)        Philadelphia, PA         (FRANKLIN MILLS)              $75,000     $42,000
42   750 Citadel Dr. East (Added 10/22/96)           Colorado Spgs, CO        (THE CITADEL)                 $75,000     $42,000
43   1710 Briargate Blvd. T-20 (Add 10/18/96)        Colorado Spgs, CO        (CHAPEL HILLS MALL)           $20,000     $42,000
44   344 Mall Blvd. (Added 11/10/98)                 King of Prussia, PA      (COURT @ KING OF PRUSSIA)     $60,000     $42,000
45   17 S. Atlantic Blvd. (Added 12/5/96)            Ft. Lauderdale, FL       (BEACH PLACE)                 $75,000     $42,000
46   6200 20th St. (Added 11/10/95)                  Vero Beach, FL           (INDIAN RIVER MALL)           $40,000     $42,000
47   1067 W. Baltimore Pike (Added 11/15/96)         Media, PA                (GRANITE RUN)                 $65,000     $42,000
48   4320 E. 4th Street (Added 4/29/97)              Ontario, CA              ONTARIO MILLS MALL            $45,000     $42,000
49   2300 E. Lincoln Hwy. (Add 11/10/96)             Langborne, PA            (OXFORD VALLEY)               $75,000     $42,000
50   2100 Pleasant Hill Rd. (Added 8/28/96)          Duluth, GA               (GWINETT PLACE MALL)          $50,000     $52,000
51   400 Buffett Pkwy. (Added 8/28/96)               Kennesaw, GA             (TOWN CENTER AT COBB)         $50,000     $52,000
52   1220 North Point Circle (Added 8/28/96)         Alpharetta, GA           (NORTH POINT MALL)            $50,000     $52,000
53   4400 Ashford Dunwoody Rd. (Add 8/28/96)         Atlanta, GA              (PERIMETER MALL)              $50,000     $52,000
54   2955 Peachtree Rd NE S#8 (Add 8/28/96)          Atlanta, GA              (BUCKHEAD)                    $50,000     $52,000
54A  990 Holcomb Br Rd (+8/31/96 - 12/1/96)          Roswell, GA              (OFFICE CONTENTS)             $15,000
55   1000 Northlake Mall (Added 11/1/96)             Atlanta, GA              KIOSK-(NORTHLAKE MALL)        $25,000     $52,000
56   Routes #25 & 347 Space 65 (+4/30/97)            Lake Grove, NY           SMITH HAVE MALL              $115,000     $42,000
57   6200 Perry Hall Blvd (Added 11/15/96)           Baltimore, MD            (WHITE MARSH MALL)            $25,000     $42,000
58   100 Exton Square (Added 1/24/97)                Exton, PA                EXTON SQUARE MALL             $24,000     $42,000
59   239 Los Cerritos Cir (Added 1/24/97)            Cerritos, CA             LOS CERRITOS CENTER           $24,000     $42,000
60   294 Fox Hills Mall (Added 1/24/97)              Culver City, CA          FOX HILLS MALL                $26,000     $42,000
61   State Roads 2 & 343 (Added 1/24/97)             Mayaguez, Puerto Rico    MAYGUEZ MALL SHOP CTR         $28,500     $42,000
62   1500 Moreland Rd Space 3106 (3/14/97)           Willow Grove, PA         WILLOW GROVE PARK             $75,000     $42,000
63
64   28O0 N Main St S#774 (Aded 3/14/97)             Santa Ana, CA            SANTA ANA                     $30,000     $42,000
65   222 W. Hillcrest Dr (Added 6/1/97)              Thousand Oaks, CA        THE OAKS SHOPPING CENTE       $89,000     $42,000
66   506 Truncado St - Space T146 (+4/20/97)         Halilo, Puerto Rico      PLAZA DEL NORTE               $65,000     $42,000
67   Auerida Fregoso Salida 65 Infanteria (3/1       Carolina, Puerto Rico    PLAZA CAROLINA                $30,000     $42,000
68   395 Santa Monica Pl. Sp # 317 (+4/28/97)        Santa Monica, CA         SANTA MONICA PLACE            $95,000     $42,000
69   1815 Hawthorne Blvd. (Added 4/29/97)            Redondo Bch, CA          GALLERIA @ S. BAY             $60,000     $42,000
70   10300 Little Patuxent Pkwy (+4/29/97)           Columbia, MD             THE MALL IN COLUMBIA          $50,000     $42,000
71   10300 Mill Run Circle (Added 4/29/97)           Baltimore, MD            OWINGS MILL                   $48,000     $42,000
72   6600 Topanga Canyon Blvd (+5/1/97)              Canoga Park, CA          TOPANGA PLAZA                 $22,000     $42,000
73   400 S. Baldwin Ave. (Added 4/28/97)             Santa  Anita, CA         SANTA ANITA FASHION PARK      $25,000     $42,000
74   1000 Cumberland Mall                            Atlanta, GA              CUMBERLAND MALL               $25,000     $42,000
75   Roosevelt Field (Added 6/16/97)                 Garden City, NY          ROOSEVELT FIELD SHP CTR       $90,000     $42,000

                             SCHEDULE OF INSURANCE



================================================================================

                                      FOR

                         LET'S TALK CELLULAR OF AMERICA




                                                              6/23/97





                   Producer:                     Vera M. Iman


================================================================================

  THIS SCHEDULE OF INSURANCE IS PREPARED FOR THE CONVENIENCE OF THE CLIENT AND
   DOES NOT MODIFY, SUPERSEDE, ALTER OR CHANGE ANY OF THE ACTUAL INSURANCE
                     CONTRACTS REFERRED TO IN THIS OUTLINE.



                                             SEITLIN & COMPANY

                             SCHEDULE OF INSURANCE

================================================================================


LET'S TALK CELLULAR OF AMERICA
5200 NW 77TH COURT
MIAMI, FL  33166

                                                                  6/23/97
================================================================================

                                              COMPANY                ANNUAL
   COVERAGE     LIMITS         EXPIRES        POLICY                 PREMIUM

--------------------------------------------------------------------------------
PROPERTY                       7/31/97        ATLANTIC MUTUAL INS.   $100,000.

5200 N.W. 77 COURT
MIAMI, FL 33166

                              LET'S TALK CELLULAR


STR #  LOCATION ADDRESS                          CITY/STATE                MALL LOCATION                 BPP            INVENTORY
                                                                           IF APPLICABLE

1   5200 NW 77 COURT                          Miami, Florida               (Warehouse)                   $ 161,890      $ 1,000,000
2   7535 N. Kendall Drive Kiosk #404          Miami, Florida               (DADELAND MALL)               $  21,770      $    50,000
3   19575 Biscayne Blvd.                      Miami, Florida               (Aventura Mall)               $  20,169      $    50,000
4   401 Biscayne Blvd.                        Miami, Florida               (BAYSIDE MARKETPLACE)         $  10,266      $    50,000
5   8001 S. Orange Blossom Trail, #18         Orlando, Florida             (FLORIDA MALL)                $  28,067      $    42,000
6   3393 Peachtree Road                       Atlanta, Georgia             (LENOX SQUARE MALL)           $  37,533      $    42,000
7   901 Avenue of the Americas                New York, NY                 (MANHATTAN MALL)              $ 125,684      $    42,000
8   6000 W. Gladas Road                       Boca Raton, Florida          (BOCA TOWN CENTER)            $  23,274      $    42,000
9   Roosevelt Field Mall (Deleted 6/9/96)     Garden City, Long Is., NY    (ROOSEVELT FIELD)
10  1695 W. 49th Street                       Hialeah, Florida             (Westland Mall)               $  17,594      $    42,000
11  20505 S. Dixie Hwy.                       Miami, Florida               (CUTLER RIDGE MALL)           $  20,599      $    42,000
12  1455 NW 107 Avenue                        Miami, Florida               (MIAMI INT'L. MALL)           $  21,689      $    42,000
13  451 Alamonte Avenue                       Altamone Springs, FL         (ALTAMONTE SPRINGS)           $  22,643      $    42,000
14
15  7903 Tyson's Corner Center                McClean, VA                  (TYSON'S CORNER)              $  72,145      $    42,000
16  Democracy Blvd., Space 2335               Bethesda, MD                 (MONTGOMERY MALL)             $  75,311      $    42,000
17  11110 Mall Circle                         Waldorf, MD                  (ST. CHARLES TOWN CENTER)     $  27,281      $    42,000
18  2002 Annapolis Mall, #9011                Annapolis, MD                (ANNAPOLIS MALL)              $  26,007      $    42,000
19  2700 Potamac Mills Mall                   Woodbridge, VA               (POTOMAC MALLS)               $  71,043      $    42,000
20  40 Massachusetts Avenue, Suite 740        Washington, DC               (UNION STATION)               $  38,722      $    42,000
21  1100 S. Hayes Street, Space W3            Arlington, VA                (PENTAGON CITY)               $  61,511      $    42,000
22  7795 W. Flagler, Space 9                  Miami, Florida               (MALL OF THE AMERICAS)        $   2,444      $    42,000
23  11401 Pines Blvd.                         Pembroke Pines, Florida      (PEMBROKE LAKES MALL)         $  25,119      $    42,000
24  401 Biscayne Blvd. #N229                  Miami, Florida               (Bayside #2)                  $  72,729      $    42,000
25  One Airport Blvd.                         Orlando, Florida             (ORLANDO AIRPORT)             $ 109,399      $    42,000
26  12801 W. Sunrise Blvd, #731               Sunrise, Florida             (SAWGRASS MILLS)              $  54,458      $    52,000
27
28
29  183 S. Oregon Avenue                      Sanford, Florida             (SEMINOLE MALL)               $  33,671      $    42,000
30  8345 W. Atlantic Blvd.                    Coral Springs, Florida       (CORAL SQUARE)                $  37,156      $    42,000
31  2501 Mt. Holly Road (Added 8/13/96)       Burlington, NJ               (BURLINGTON CENTER)           $  21,000      $    42,000
32  901 Market St. (Added 8/12/96)            Philadelphia, PA             (GALLERY MARKET)              $  21,000      $    42,000
33  3002 Echelon Mall (Added 8/11/96)         Voorhees, NJ                 (ECHELON MALL)                $  21,000      $    42,000
34  8405 Park Meadows Dr. (Added 8/27/96)     Littleton, CO                                              $  85,000      $    42,000
35  801 Congress Ave. (Added 10/18/96)        Boynton Beach, FL            (BOYNTON BEACH MALL)          $  75,000      $    42,000
36  2000 Route #38 (Added 9/27/96)            Cherryhill, NJ                                             $  75,000      $    42,000
37  2000 Route #38 (Kiosk) (Added 9/27/96)    Cherryhill, NJ                                             $  25,000      $    42,000
38  8888 SW 136 Street, Space #695            Miami, FL                                                  $  75,000      $    42,000
39  230 Montgomery Mall 1-2 (Added 11/15/96)  North Wales, PA              (MONTGOMERGY MALL)            $  76,000      $    42,000

40  9401 W. Colonial Dr. (Kiosk) Add 9/27/96)     Ocoee, FL                                              $  25,000      $    42,000
41  1455 Franklin Mills Ctr (Added 10/21/96)      Philadelphia, PA         (FRANKLIN MILLS)              $  75,000      $    42,000
42  750 Citadel Dr. East (Added 10/22/96)         Colorado Spgs, Co.       (THE CITADEL)                 $  75,000      $    42,000
43  1710 Briargate Blvd T-20 (Add 10/18/96)       Colorado Spgs, Co.       (CHAPEL HILLS MALL)           $  20,000      $    42,000
44  344 Mall Blvd. (Added 11/10/96)               King of Prussia, PA      (COURT @ KING OF PRUSSIA)     $  60,000      $    42,000
45  17 S. Atlantic Blvd. (Added 12/5/96)          Ft. Lauderdale, FL       (BEACH PLACE)                 $  75,000      $    42,000
46  6200 20th St. (Added 11/10/96)                Veno Beach, FL           (INDIAN RIVER MALL)           $  40,000      $    42,000
47  1067 W. Baltimore Pike (Added 11/15/96)       Media, PA                (GRANITE RUN)                 $  65,000      $    42,000
48  4320 E. 4th Street (Added 4/29/97)            Ontario, CA              ONTARIO MILLS MALL            $  45,000      $    42,000
49  2300 E. Lincoln Hwy. (Add 11/10/96)           Langhorne, PA            (OXFORD VALLEY)               $  75,000      $    42,000
50  2100 Pleasant Hill Rd. (Added 6/28/96)        Duluth, GA               (GWINNETT PLACE MALL)         $  50,000      $    52,000
51  400 Buford Pkwy. (Added 6/28/96)              Kennesaw, GA             (TOWN CENTER AT COBB)         $  50,000      $    52,000
52  1220 North point Circle (Added 8/28/96)       Alpharetta, GA           (NORTH POINT MALL)            $  50,000      $    52,000
53  4400 Ashford DunWood Rd (Add 8/28/96)         Atlanta, GA              (PERIMETER MALL)              $  50,000      $    52,000
54  2955 Peachtree Rd NE S #8 (Add 8/28/96)       Altanta, GA              (BUCKHEAD)                    $  50,000      $    52,000
54A 990 Holcomb Br Rd (+8/31/97-12/1/96)          Roswell, GA              (OFFICE CONTENTS)             $  15,000
55  1000 Northlake Mall (Add 11/1/96)             Atlanta, GA              KIOSK-(NORTHLAKE MALL)        $  25,000      $    42,000
56  Routes #25 & 347 Space 65 (+4/30/97)          Lake Grove, NY           SMITH HAVE MALL               $ 115,000      $    42,000
57  8200 Perry Hall Blvd (Added 11/15/96)         Baltimore, MD            (WHITE MARCH MALL)            $  25,000      $    42,000
58  100 Exton Square (Added 1/24/97)              Exton, PA                EXTON SQUARE MALL             $  24,000      $    42,000
59  239 Los Cerritos Cir (Added 1/24/97)          Cerritos, CA             LOS CERRITOS CENTER           $  24,000      $    42,000
60  294 Fox Hills Mall (Added 1/24/97)            Culver City, CA          FOX HILLS MALL                $  26,000      $    42,000
61  State Roads 2 & 343 (Added 1/24/97)           Mayaguez, Puerto Rico    MAYGUEZ MALL SHOP CTR         $  28,500      $    42,000
62  1500 Moreland Rd Space 3108 (3/14/97)         Willow Grove, PA         WILLOW GROVE PARK             $  75,000      $    42,000
63
64  2800 N Main St S#775 (Added 3/14/97)          Santa Ana, Ca            SANTA ANA                     $  30,000      $    42,000
65  222 W. Hillcrest Dr. (Added 6/1/97)           Thousand Oaks, CA        THE OAKS SHOPPING CENTE       $  89,000      $    42,000
66  506 Truncado St-Space T146 (+4/20/97)         Halito, Puerto Rico      PLAZA DEL NROTE               $  65,000      $    42,000
67  Auerida Fegoso Salida 65 Infanterta (3/1)     Carolina, Puerto Rico    PLAZA CAROLINA                $  30,000      $    42,000
68  395 Santa Montica Pl-Sp#317                   Santa Monica, CA         SANTA MONICA PLACE            $  95,000      $    42,000
69  1815 Hawthorne Blvd. (Added 4/29/97)          Redondo Bch, CA          GALLERIA @ S. BAY             $  80,000      $    42,000
70  10300 Little Palace Pkwy (+4/28/97)           Columbia, MD             THE MALL IN COLUMBIA          $  50,000      $    42,000
71  10300 Mill Run Circle (Added 4/29/97)         Baltimore, MD            OWINGS MILLS                  $  48,000      $    42,000
72  6600 Topanga Canyon Bvld (+5/1/97)            Canoga Park, CA          TOPANGA PLAZA                 $  22,000      $    42,000
73  400 S. Baldwin Ave. (Added 4/28/97)           Santa Anita, CA          SANTA ANITA FASHION PARK      $  25,000      $    42,000
74  1000 Cumberland Mall                          Atlanta, GA              CUMBERLAND MALL               $  25,000      $    42,000
75  Roosevelt Field (Added 6/16/97)               Garden City, NY          ROOSEVELT FILED SHP CTR       $  90,000      $    42,000

                             SCHEDULE OF INSURANCE

===============================================================================

Let's Talk Cellular of America
5200 NW 77th Court
Miami, FL 33166

                                                      6/23/97

===============================================================================

                                                COMPANY         ANNUAL
   COVERAGE            LIMITS     EXPIRES       POLICY #        PREMIUM

-------------------------------------------------------------------------------
LIABILITY                         7/31/97     Atlantic Mutua     INCLUDED
---------                                     289300070

Each Occurrence     $1,000,000
General Aggregate   $2,000,000
Products/Completed
   Operations       $2,000,000
Personal Injury/
   Advertising      $1,000,000
Fire Damage
   Liability        $  100,000
Medical Expense     $    5,000

REMARKS:
--------
Commercial General Liability
Y

                             SCHEDULE OF INSURANCE

===============================================================================

Let's Talk Cellular of America
5200 NW 77th Court
Miami, FL 33166

                                                      6/23/97

===============================================================================

                                                COMPANY         ANNUAL
   COVERAGE            LIMITS     EXPIRES       POLICY #        PREMIUM

-------------------------------------------------------------------------------
AUTOMOBILE                        7/31/97       Atlantic Mutual I   INCLUDED
----------                                      289300070

Liability           $500,000
Non-Owned Auto      Included
Hired Auto          Included
Medical Payments    $  5,000
Uninsured Motorist  $500,000      Each Accident
Comprehensive       $  1,000      Deductible
Collision           $  1,000      Deductible

REMARKS:
--------
N

                             SCHEDULE OF INSURANCE

===============================================================================

Let's Talk Cellular of America
5200 NW 77th Court
Miami, FL 33166

                                                      6/23/97

===============================================================================

                                                COMPANY            ANNUAL
   COVERAGE            LIMITS     EXPIRES       POLICY #           PREMIUM

-------------------------------------------------------------------------------
UMBRELLA                          7/31/97        Atlantic Mutua     INCLUDED
--------                                         289300070

Limit               $10,000,000   Each Occurrence
Retention           $         0

REMARKS:
--------
First Dollar Defense Coverage

                             SCHEDULE OF INSURANCE

===============================================================================

Let's Talk Cellular of America
5200 NW 77th Court
Miami, FL 33166

                                                      6/23/97

===============================================================================

                                                COMPANY        ESTIMATED
   COVERAGE            LIMITS     EXPIRES       POLICY #       STANDARD PREMIUM

-------------------------------------------------------------------------------
WORKERS'
COMPENSATION                      7/31/97     Fireman's Fund     $80,322
------------                                  WZP80711610

STATE ACT:             Statutory
STATES COVERED:        MD VA DC NY

EMPLOYERS' LIABILITY:
Bodily Injury          $500,000   Each Accident
Disease                $500,000   Policy Limit
Disease                $500,000   Each Employee Limit

REMARKS:
--------

                                  SCHEDULE 8.01

                      DEBT OUTSTANDING AFTER GIVING EFFECT
                   TO THE TRANSACTIONS ON THE LTC CLOSING DATE
                     (Other than Debt owed to NationsCredit)


     None.

                                                                    EXHIBIT A-1


         THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) TO THE COMPANY, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

                             NATIONAL CELLULAR, INC.
                                    TERM NOTE


$___________                                                 ________ __, 199_


         NATIONAL CELLULAR, INC., a Texas corporation (together with its successors, the "Company"), for value received, promises to pay NATIONSCREDIT COMMERCIAL CORPORATION (the "Lender"), or registered assigns, an aggregate principal amount of _______ _______ Dollars ($_________), by paying on each of the dates set forth in Schedule A attached hereto (or, if any such day is not a Business Day, on the next succeeding Business Day) the aggregate principal amount set forth on Schedule A opposite such date, together with accrued and unpaid interest thereon to but excluding the date of payment, and to pay in arrears on the first day of each calendar month (or, if such day is not a Business Day, on the next succeeding Business Day), commencing with January 1, 1997, interest (computed on the basis of the actual number of days elapsed over a year of 360 days) on the aggregate unpaid principal amount hereof from time to time at a rate equal to the sum of 4.50% per annum plus the Commercial Paper Rate (as hereinafter defined) and to pay on demand interest at a rate equal to the sum of 6.50% per annum plus the Commercial Paper Rate (in each case subject to Section 10.08 of the Credit Agreement referred to below) on any overdue principal, premium and interest from the due date thereof to the date of actual payment (after as well as before judgment and during any bankruptcy proceeding). Changes in the rate of interest applicable hereto shall occur as of the opening of business on any day on which the Commercial Paper Rate changes.

         "Commercial Paper Rate" means for any day in any calendar month, the rate of interest equivalent to the money market yield for the Interest Determination Date falling in such month on the one-month Commercial Paper Rate for dealer-placed commercial paper of issuers whose corporate bonds are rated "AA" or its equivalent by a nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York and published weekly by the Board of Governors of the Federal Reserve System in its H.15 report, or any successor publication published by the Board of Governors of the Federal Reserve System or, if such rate for such date is not yet published in such statistical release, the rate for that date will be the rate set forth in the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System. "Interest Determination Date" means December 31, 1996 and the first Business Day of each calendar month thereafter.

         This Note is one of the National Cellular Term Notes referred to in the Credit Agreement dated as of December 31, 1996 and as amended and restated as of June __, 1997 (as amended from time to time, the "Credit Agreement") among the Company, Telephone Warehouse, Inc., Let's Talk Cellular & Wireless, Inc., Texas Cellular Partners, L.P., the lenders referred to therein and NationsCredit Commercial Corporation, as Agent. The Credit Agreement and the Security Documents referred to therein contain additional rights of the holder of, and the security for, this Note. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

         If an Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note together with all accrued but unpaid interest hereon may become or be declared forthwith due and payable in the manner and with the effect provided in the Credit Agreement.

         This Note also may and must be prepaid as provided in the Credit Agreement, together with any premiums set forth therein, under the circumstances therein described.

         Payments of principal hereof and interest and premium hereon shall be made in lawful money of the United States of America.

         Pursuant to the terms of the Credit Agreement, payment of principal and interest on this Note is unconditionally guaranteed by Telephone Warehouse, Inc., Let's Talk Cellular & Wireless, Inc. and Texas Cellular Partners, L.P.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York in all respects, including all matters of construction, validity and performance, without regard to the choice of law provisions thereof.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the day and year first above written.


                                            NATIONAL CELLULAR,
                                               INCORPORATED


                                            By
                                              --------------------------------
                                            Title:

                                                                   SCHEDULE A
                                                         TO NATIONAL CELLULAR
                                                                    TERM NOTE


                              Amortization Schedule






          Quarterly Date
           Installment                      Amount Due
          --------------                    ----------
            Nos. 1-3                         $ 62,500
            Nos. 4-7                          125,000
            Nos. 8-11                         187,500
            Nos. 12-15                        275,000
            Nos. 16-19                         62,500
            Nos. 20-23                        312,500
            Nos. 24-27                        375,000
            Nos. 28                             -0-


As used herein, "Quarterly Date" means the first Business Day of each February, May, August and November commencing with the Quarterly Date occurring on August 1, 1997.

                                                                    EXHIBIT A-2



         THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) TO THE COMPANY, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.


                            TELEPHONE WAREHOUSE, INC.

                                    TERM NOTE


$_________                                                    ________ __, 199_


         TELEPHONE WAREHOUSE, INC., a Delaware corporation (together with its successors, the "Company"), for value received, promises to pay NATIONSCREDIT COMMERCIAL CORPORATION (the "Lender"), or registered assigns, an aggregate principal amount of ____ _____ Dollars ($_________), by paying on each of the dates set forth in Schedule A attached hereto or, if required pursuant to
Section 2.04(a) of the Credit Agreement, on each of the earlier dates required by such Section (or, if any such day is not a Business Day, on the next succeeding Business Day) the aggregate principal amount set forth on Schedule A opposite such date, together with accrued and unpaid interest thereon to but excluding the date of payment, and to pay in arrears on the first day of each calendar month (or, if such day is not a Business Day, on the next succeeding Business Day), commencing with January 1, 1997, interest (computed on the basis of the actual number of days elapsed over a year of 360 days) on the aggregate unpaid principal amount hereof from time to time at a rate equal to the sum of 4.50% per annum plus the Commercial Paper Rate (as hereinafter defined) and to pay on demand interest at a rate equal to the sum of 6.50% per annum plus the Commercial Paper Rate (in each case subject to Section 10.08 of the Credit Agreement referred to below) on any overdue principal, premium and interest from the due date thereof to the date of actual payment (after as well as before judgment and during any bankruptcy proceeding). Changes in the rate of interest applicable hereto shall occur as of the opening of business or any day on which the Commercial Paper Rate changes.

         "Commercial Paper Rate" means for any day in any calendar month, the rate of interest equivalent to the money market yield for the Interest Determination Date falling in such month on the one month Commercial Paper Rate for dealer-placed commercial paper of issuers whose corporate bonds are rated "AA" or its equivalent by a nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York and published weekly by the Board of Governors of the Federal Reserve System in its H.15 report, or any successor publication published by the Board of Governors of the Federal Reserve System or, if such rate for such date is not yet published in such statistical release, the rate for that date will be the rate set forth in the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System. "Interest Determination Date" means December 31, 1996 and the first Business Day of each calendar month thereafter.

         This Note is one of the TWI Term Notes referred to in the Credit Agreement dated as of December 31, 1996 and amended and restated as of June __, 1997 (as amended from time to time, the "Credit Agreement") among the Company, National Cellular, Incorporated, Let's Talk Cellular & Wireless, Inc., Texas Cellular Partners, L.P., the lenders referred to therein and NationsCredit Commercial Corporation, as Agent. The Credit Agreement and the Security Documents referred to therein contain additional rights of the holder of, and the security for, this Note. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

         If an Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note together with all accrued but unpaid interest hereon may become or be declared forthwith due and payable in the manner and with the effect provided in the Credit Agreement.

         This Note also may and must be prepaid as provided in the Credit Agreement, together with any premiums set forth therein, under the circumstances therein described.

         Payments of principal hereof and interest and premium hereon shall be made in lawful money of the United States of America.

         Pursuant to the terms of the Credit Agreement, payment of principal and interest on this Note is unconditionally guaranteed by National Cellular, Incorporated, Let's Talk Cellular & Wireless, Inc. and Texas Cellular Partners, L.P.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the day and year first above written.


                                            TELEPHONE WAREHOUSE, INC.


                                            By
                                              ---------------------------------
                                            Title:

                                                                    SCHEDULE A
                                                              TO TWI TERM NOTE



                              Amortization Schedule








          Quarterly Date
           Installment                   Amount Due
          --------------                 ----------
            Nos. 1-3                      $ 62,500
            Nos. 4-7                       125,000
            Nos. 8-11                      187,500
            Nos. 12-15                     275,000
            Nos. 16-19                      62,500
            Nos. 20-23                     312,500
            Nos. 24-27                     375,000
            Nos. 28                          -0-


As used herein, "Quarterly Date" means the first Business Day of each February, May, August and November commencing with the Quarterly Date occurring on August 1, 1997.

                                                                    EXHIBIT A-3


         THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) TO THE COMPANY, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

                      LET'S TALK CELLULAR & WIRELESS, INC.
                                    TERM NOTE


$___________                                                  ________ __, 1997


         LET'S TALK CELLULAR & WIRELESS, INC., a Florida corporation (together with its successors, the "Company"), for value received, promises to pay NATIONSCREDIT COMMERCIAL CORPORATION (the "Lender"), or registered assigns, an aggregate principal amount of _______ ______ Dollars ($_________), by paying on each of the dates set forth in Schedule A attached hereto (or, if any such day is not a Business Day, on the next succeeding Business Day) the aggregate principal amount set forth on Schedule A opposite such date, together with accrued and unpaid interest thereon to but excluding the date of payment, and to pay in arrears on the first day of each calendar month (or, if such day is not a Business Day, on the next succeeding Business Day), commencing with July 1, 1997, interest (computed on the basis of the actual number of days elapsed over a year of 360 days) on the aggregate unpaid principal amount hereof from time to time at a rate equal to the sum of 4.50% per annum plus the Commercial Paper Rate (as hereinafter defined) and to pay on demand interest at a rate equal to the sum of 6.50% per annum plus the Commercial Paper Rate (in each case subject to Section 10.08 of the Credit Agreement referred to below) on any overdue principal, premium and interest from the due date thereof to the date of actual payment (after as well as before judgment and during any bankruptcy proceeding). Changes in the rate of interest applicable hereto shall occur as of the opening of business on any day on which the Commercial Paper Rate changes.

         "Commercial Paper Rate" means for any day in any calendar month, the rate of interest equivalent to the money market yield for the Interest Determination Date falling in such month on the one-month Commercial Paper Rate for dealer-placed commercial paper of issuers whose corporate bonds are rated "AA" or its equivalent by a nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York and published weekly by the Board of Governors of the Federal Reserve System in its H.15 report, or any successor publication published by the Board of Governors of the Federal Reserve System or, if such rate for such date is not yet published in such statistical release, the rate for that date will be the rate set forth in the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System. "Interest Determination Date" means June __, 1997 and the first Business Day of each calendar month thereafter.

         This Note is one of the LTC Term Notes referred to in the Credit Agreement dated as of December 31, 1996, and amended and restated as of June __, 1997 (as amended from time to time, the "Credit Agreement") among the Company, Telephone Warehouse, Inc., National Cellular, Incorporated, Texas Cellular Partners, L.P., the lenders referred to therein and NationsCredit Commercial Corporation, as Agent. The Credit Agreement and the Security Documents referred to therein contain additional rights of the holder of, and the security for, this Note. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

         If an Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note together with all accrued but unpaid interest hereon may become or be declared forthwith due and payable in the manner and with the effect provided in the Credit Agreement.

         This Note also may and must be prepaid as provided in the Credit Agreement, together with any premiums set forth therein, under the circumstances therein described.

         Payments of principal hereof and interest and premium hereon shall be made in lawful money of the United States of America.

         Pursuant to the terms of the Credit Agreement, payment of principal and interest on this Note is unconditionally guaranteed by Telephone Warehouse, Inc., National Cellular, Incorporated and Texas Cellular Partners, L.P.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York in all respects, including all matters of construction, validity and performance, without regard to the choice of law provisions thereof.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the day and year first above written.


                                            LET'S TALK CELLULAR & WIRELESS, INC.


                                            By
                                              ----------------------------------
                                            Title:

                                                                     SCHEDULE A
                                                               TO LTC TERM NOTE


                              Amortization Schedule



       Quarterly Date
        Installment                     Amount Due
       --------------                   ----------
         Nos. 1-4                        $ 25,000
         Nos. 5-8                          25,000
         Nos. 9-12                         25,000
         Nos. 13-16                       100,000
         Nos. 17-20                       100,000
         Nos. 21-24                       100,000
         Nos. 25-28                       125,000

As used herein, "Quarterly Date" means the first Business Day of each February, May, August and November commencing with the Quarterly Date occurring on August 1, 1997.

                                                                      EXHIBIT B


         THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) TO THE COMPANY, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.


                                [NAME OF COMPANY]
                              WORKING CAPITAL NOTE

$_________                                                    ________ __, 199_


         [NAME OF COMPANY], a _________ corporation (together with its successors, the "Company"), for value received, promises to pay NATIONSCREDIT COMMERCIAL CORPORATION (the "Lender"), or registered assigns, the principal amount of __________ Dollars ($___________) or the aggregate outstanding principal amount of the Working Capital Loans made by the Lender to the Company, whichever is less, on the Working Capital Termination Date (as herein defined), and to pay in arrears on the first day of each calendar month (or, if any such day is not a Business Day, on the next succeeding Business Day), commencing with [January 1, 1997] [July 1, 1997], until the Working Capital Termination Date and on the Working Capital Termination Date, interest (computed on the basis of the actual number of days elapsed over a year of 360 days) on the aggregate unpaid principal amount hereof on each day from time to time at a rate equal to the sum of 3.75% per annum plus the Commercial Paper Rate (as hereinafter defined) and to pay on demand interest at a rate equal to the sum of 5.75% per annum plus the Commercial Paper Rate (in each case subject to Section 10.08 of the Credit Agreement referred to below) on any overdue principal and interest from the due date thereof to the date of actual payment (after as well as before judgment and during any bankruptcy proceeding). Changes in the rate of interest applicable hereto shall occur as of the opening of business on any day on which the Commercial Paper Rate changes.

         "Working Capital Termination Date" means the earlier of January 1, 2004 and the date on which all of the Term Notes shall have been paid in full in accordance with their terms.

         "Commercial Paper Rate" means for any day in any calendar month, the rate of interest equivalent to the money market yield for the Interest Determination Date falling in such month on the one month Commercial Paper Rate for dealer-placed commercial paper of issuers whose corporate bonds are rated "AA" or its equivalent by a nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York and published weekly by the Board of Governors of the Federal Reserve System in its H.15 report, or any successor publication published by the Board of Governors of the Federal Reserve System or, if such rate for such date is not yet published in such statistical release, the rate for that date will be the rate set forth in the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System. "Interest Determination Date" means [December 31, 1996] [June __, 1997] and the first Business Day of each calendar month thereafter.

         This Note is one of the Working Capital Notes referred to in the Credit Agreement dated as of December 31, 1996, and amended and restated as of June __, 1997 (as amended from time to time, the "Credit Agreement") among the Company, [Telephone Warehouse, Inc.,] [National Cellular, Incorporated,] [Let's Talk Cellular & Wireless, Inc.,] Texas Cellular Partners, L.P., the lenders referred to therein and NationsCredit Commercial Corporation, as Agent. The Credit Agreement and the Security Documents referred to therein contain additional rights of the holder of, and the security for, this Note. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

         If an Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note together with all accrued but unpaid interest hereon may become or be declared forthwith due and payable in the manner and with the effect provided in the Credit Agreement.

         This Note also may and must be prepaid as provided in the Credit Agreement, together with any premiums set forth therein, under the circumstances therein described.

         Payments of principal hereof and interest hereon shall be made in lawful money of the United States of America.

         Pursuant to the terms of the Credit Agreement, payment of principal and interest on this Note is unconditionally guaranteed by [Telephone Warehouse, Inc.,] [National Cellular, Incorporated,] [Let's Talk Cellular & Wireless, Inc.,] and Texas Cellular Partners, L.P.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York in all respects, including all matters of construction, validity and performance, without regard to the choice of law provisions thereof.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the day and year first above written.


                                            [NAME OF COMPANY]



                                            By
                                              ---------------------------------
                                            Title:

                       SCHEDULE A TO WORKING CAPITAL NOTE



           PRINCIPAL               PAYMENT
           AMOUNT OF                  OF                 NOTATION
DATE         LOAN                  PRINCIPAL                BY
----     --------------           ----------             --------




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                                                               EXHIBIT C




                               SECURITY AGREEMENT


         AGREEMENT dated as of December 31, 1996, as amended and restated as of June __, 1997, among TELEPHONE WAREHOUSE, INC., a Delaware corporation (together with its successors, "TWI"), NATIONAL CELLULAR, INCORPORATED, a Texas corporation (together with its successors, "National Cellular"), LET'S TALK CELLULAR & WIRELESS, INC., a Florida corporation (together with its successors, "LTC", and each of LTC, National Cellular and TWI being referred to individually as a "Company" and collectively as the "Companies") and NATIONSCREDIT COMMERCIAL CORPORATION, as Agent (the "Agent") for the lenders referred to below.

                              W I T N E S S E T H :

         WHEREAS, National Cellular, TWI and Texas Cellular Partners, L.P., a Delaware limited partnership ("Holdings"), are parties to a Credit Agreement dated as of December 31, 1996 (the "Original Credit Agreement") together with the lenders parties thereto (the "Lenders") and the Agent; and

         WHEREAS, TWI, National Cellular and the Agent are parties to a Security Agreement dated as of December 31, 1996 (the "Original Security Agreement"); and

         WHEREAS, in connection with (i) the proposed merger of Merger Sub 1, Inc., a wholly-owned subsidiary of LTC, with and into TWI and (ii) the proposed merger of Merger Sub 2, Inc., a wholly-owned subsidiary of LTC, with and into National Cellular, as a result of which mergers LTC will acquire all of the capital stock of each of TWI and National Cellular, the Companies, Holdings and NationsCredit, as Lender and Agent, have entered into an amendment and restatement of the Original Credit Agreement on and as of the date hereof (as the same may be amended from time to time, the "Credit Agreement"); and

         WHEREAS, in order to induce the Lenders and the Agent to enter into the Credit Agreement, (i) each of the Companies has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined), (ii) HIG Fund V, Inc. is entering into, on and as of the date hereof, an HIG Pledge Agreement with the Agent and (iii) Holdings is entering into, on and as of the date hereof, an amended and restated Holdings Pledge Agreement with the Agent, in each event in order to secure the respective obligations of the Companies and Holdings under the Financing Documents referred to in the Credit Agreement; and

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Original Security Agreement is hereby amended and restated to read in its entirety as follows:

SECTION 1.  Definitions

         Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

         "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by any Company, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to any Company arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all rights of any Company in, to and under all purchase orders for goods, services or other property, and all rights of any Company to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to any Company under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of such Company), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

         "Collateral" has the meaning set forth in Section 3.

         "Collateral Accounts" means the Lockbox Accounts, the LC Collateral Account and the Insurance Accounts.

         "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by any Company.

         "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by any Company, including without limitation all motor vehicles, trucks, trailers, railcars and barges.

         "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by any Company, including, without limitation, (i) all obligations or indebtedness owing to such Company (other than Accounts) from whatever source arising, (ii) all Patents, Patent Licenses, Trademarks, Trademark Licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, copyrights, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid and (iv) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the ERISA Group.

         "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC), including, without limitation, those evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by any Company.

         "Insurance Accounts" has the meaning set forth in Section 5(C).

         "Insurance Proceeds" has the meaning set forth in Section 5(C).

         "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by any Company, wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

         "Junior Secured Obligations" means, with respect to any Company, the obligations of such Company in its capacity as a Guarantor pursuant to Article 4 of the Credit Agreement.

         "Liquid Investments" has the meaning set forth in Section 5(E).

         "LC Collateral Account " has the meaning set forth in Section 5(F)

         "Lockbox Accounts" has the meaning set forth in Section 5(A).

         "Lockbox Agreements" has the meaning set forth in Section 5(A).

         "Lockbox Bank" has the meaning set forth in Section 5(A).

         "Patent License" means any agreement now or hereafter in existence granting to any Company, or pursuant to which any Company has granted to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence.

         "Patents" means all of the following: (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent and design letters patent of the United States or any other country, including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, the District of Columbia or any other country or any political subdivision of any of the foregoing, (ii) all reissues, divisions, continuations, continuations-in-part, renewals and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

         "Perfection Certificate" means, with respect to any Company, a certificate substantially in the form of Exhibit A, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Agent, and duly executed by the chief executive officer of such Company.

         "Permitted Liens" means the Security Interests and the Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to
Section 8.02 of the Credit Agreement.

         "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, collateral, including, without limitation, all claims of any Company against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any collateral, and any condemnation or requisition payments with respect to any collateral, in each case whether now existing or hereafter arising.

         "Secured Obligations" means, with respect to any Company, the obligations of such Company secured by the Security Interest granted by such Company pursuant hereto, which include the Senior Secured Obligations of such Company and the Junior Secured Obligations of such Company.

         "Secured Parties" means the Agent and the Lenders.

         "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

         "Senior Secured Obligations" means, with respect to any Company,
(a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of such Company, whether or not allowed or allowable as a claim in any such proceeding) on any Loan to such Company under, or any Note issued by such Company pursuant to, the Credit Agreement,
(b) all other amounts payable by such Company hereunder or under any other Financing Document (other than Junior Secured Obligations of such Company),
(c) all other obligations of such Company hereunder and the other Financing Documents (other than Junior Secured Obligations of such Company) and (d) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

         "Trademark License" means any agreement now or hereafter in existence granting to any Company, or pursuant to which any Company has granted to any other Person, any right to use any Trademark.

         "Trademark Security Agreement" means the Trademark Security Agreement dated as of the date hereof and executed and delivered by LTC in favor of the Agent for the benefit of the Secured Parties, substantially in the form of Exhibit D hereto, as the same may be amended from time to time.

         "Trademarks" means all of the following: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them, (iii) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, the District of Columbia or any other country or any political subdivision of any of the foregoing, (iv) all reissues, extensions and renewals of any of the foregoing,
(v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial

Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

SECTION 2.  Representations and Warranties

         Each Company represents and warrants as follows:

         (A) Such Company has good and valid title to all of its Collateral, free and clear of any Liens other than the Permitted Liens. Such Company has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

         (B) Such Company has not performed any acts which might prevent the Agent from enforcing any of the terms of this Agreement or which would limit the Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of its Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than such Company) asserting any claim thereto or security interest therein, except that the Agent or its designee may have possession of Collateral as contemplated hereby.

         (C) The information set forth in the Perfection Certificate delivered to the Agent by such Company prior to the LTC Closing Date is correct and complete after giving effect to the consummation of the LTC Merger. Not later than 30 days following the LTC Closing Date, such Company shall furnish to the Agent file search reports from each UCC filing office set forth in Schedule 7 to the Perfection Certificate of such Company confirming the filing information set forth in such Schedule.

         (D) The Security Interests granted by such Company constitute valid security interests under the UCC securing its Secured Obligations. When UCC financing statements in the form specified in Exhibit A shall have been filed in the offices specified in its Perfection Certificate, such Security Interests shall constitute perfected security interests in its Collateral (except Inventory in transit) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for the Permitted Liens. When the Trademark Security Agreement has been recorded with the United States Patent and Trademark Office, the Security Interests shall constitute perfected Security Interests in all right, title and interest of LTC in the Trademarks listed in Schedule 1 thereto, prior to all other Liens and rights of others therein except for Permitted Liens.

         (E) Its Inventory and Equipment are insured in accordance with the requirements of the Credit Agreement.

         (F) All of its Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

SECTION 3.  The Security Interests

         (A) In order to secure the full and punctual payment and performance of its Senior Secured Obligations in accordance with the terms thereof, each Company hereby grants to the Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all of the following property of such Company, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the Collateral of such Company" or "its Collateral" and the Collateral of any Company or both Companies, as the context may require, being referred to as "the Collateral"):
                  (1)  Accounts;

                  (2)  Inventory;

                  (3)  General Intangibles;

                  (4)  Documents;

                  (5)  Instruments;

                  (6)  Equipment;

                  (7) The Lockbox Accounts, the LC Collateral Account and the Insurance Accounts, all cash deposited in either of the foregoing from time to time, the Liquid Investments made pursuant to Section 5(E) and other monies and property of any kind of such Company in the possession or under the control of the Agent;

                  (8) All books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Company pertaining to any of the Collateral; and

                  (9) All Proceeds of all or any of the Collateral described in Clauses 1 through 8 hereof.

         (B) In order to secure the full and punctual payment of its Junior Secured Obligations in accordance with the terms thereof, each Company hereby grants to the Agent for the benefit of the Secured Parties a continuing security interest in and to all of its Collateral; provided that the Security Interests granted under this subsection (B) shall be in all respects junior to the Security Interests granted by it under subsection (A) of this Section.

         (C) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Company with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4.  Further Assurances; Covenants

         (A) None of the Companies will change its name, identity or corporate structure in any manner unless it shall have given the Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(K). None of the Companies will change the location of (i) its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate delivered by such Company unless it shall have given the Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(K). None of the Companies shall in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

         (B) Each Company will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any filings of financing or continuation statements under the UCC and the registration in the United States Patent and Trademark Office or United States Copyright Office, as the case may be, of any unregistered Patent, Trademark or Copyright that is material to the business of such Company, now owned or later acquired by such Company) that from time to time may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Secured Parties to obtain the full benefits of this Agreement, or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Company hereby authorizes the Agent, and appoints the Agent as its true and lawful attorney (with full power of substitution, in the name of such Company, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties), to execute and file financing statements or continuation statements without such Company's signature appearing thereon. Each Company agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Each Company shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning its Collateral.

         (C) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any Company's agents or processors, such Company shall notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Agent's account subject to the Agent's instructions.

         (D) Each Company shall keep full and accurate books and records relating to its Collateral, and stamp or otherwise mark such books and records in such manner as the Required Lenders may reasonably require in order to reflect the Security Interests.

         (E) Each Company will immediately deliver and pledge each of its Instruments to the Agent, appropriately endorsed to the Agent, provided that so long as no Event of Default shall have occurred and be continuing, such Company may retain for collection in the ordinary course any Instruments (other than checks and drafts constituting payments in respect of Accounts, as to which the provisions of Section 5(B) shall apply) received by it in the ordinary course of business and the Agent shall, promptly upon request of such Company, make appropriate arrangements for making any other Instrument pledged by such Company available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Agent, against trust receipt or like document).

         (F) Each Company shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Secured Parties hereunder upon the occurrence and during the continuance of an Event of Default, each Company may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Company finds appropriate in accordance with sound business judgment unless such extension, renewal or settlement results in causing such Account to not be an Eligible Receivable and thereby causes the aggregate outstandings Working Capital Borrowings to exceed the Borrowing Base and (ii) a refund or credit due as a result of returned or damaged merchandise or as a discount for prompt payment, all in accordance with such Company's ordinary course of business consistent with its historical collection practices. The costs and expenses (including attorney's fees) of collection, whether incurred by such Company or the Agent, shall be borne by such Company.

         (G) Upon the occurrence and during the continuance of any Event of Default, upon request of the Required Lenders through the Agent, each Company will promptly notify (and such Company hereby authorizes the Agent so to notify) each account debtor in respect of any Account or Instrument that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent or its designee.

         (H) Each Company shall, (i) on or prior to the LTC Closing Date, in the case of Equipment now owned and (ii) within 10 days of acquiring any other Equipment, deliver to the Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Agent to be named as lienholder on any such certificate of title or other evidence of ownership. Each Company shall promptly inform the Agent of any additions to or deletions from the Equipment and shall not permit any such items to become a fixture to real estate (unless the Agent has a first priority Lien thereon pursuant to the Mortgage) or an accession to other personal property.

         (I) Without the prior written consent of the Required Lenders, none of the Companies will sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral except, subject to the rights of the Secured Parties hereunder if an Event of Default shall have occurred and be continuing, as permitted under the Credit Agreement including Section 8.06, whereupon, in the case of such a sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Agent.

         (J) Each Company will, promptly upon request, provide to the Agent all information and evidence it may reasonably request concerning the Collateral to enable the Agent to enforce the provisions of this Agreement.

         (K) Not more than six months nor less than 30 days prior to each date on which any Company proposes to take any action contemplated by Section 4(A), such Company shall give notice to the Agent of such proposed action, and, at such Company's cost and expense, cause to be delivered to the Secured Parties with such notice, an opinion of counsel, satisfactory to the Agent, substantially in the form of Exhibit B (which opinion may rely on certificates of appropriate officers of such Company as to factual matters) to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests in such Company's Collateral for a period (and after giving effect to the proposed action that is the subject of such notice), specified in such opinion, continuing until a date not earlier than eighteen months from the date of such opinion, against all creditors of and purchasers from such Company have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

         (L) From time to time upon request by the Agent, each Company shall, at its cost and expense, cause to be delivered to the Secured Parties an opinion of counsel satisfactory to the Agent as to such matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request.

         (M) Each Company shall notify the Agent immediately if it knows that any application or registration relating to any Patent or Trademark may become abandoned or dedicated (other than applications or registrations (x) with respect to any such Patents or Trademarks that are no longer used or useful in the business of such Company or whose minimal value does not reasonably justify the cost of maintaining such registration or application, or (y) that have been refused by the applicable patent or trademark registry) or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, or any court) regarding such Company's ownership of any Patent or Trademark, its right to register the same, or to keep and maintain the same. In the event that any right to any Patent, Patent License, Trademark or Trademark License of any Company is infringed, misappropriated or diluted by a third party, such Company shall notify the Agent promptly after it learns thereof and shall, unless such Company shall reasonably determine that any such action would be of negligible economic value, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Company shall reasonably deem appropriate under the circumstances to protect such Patent, Patent License, Trademark or Trademark License. In no event shall any Company, either itself or through any agent, employee or licensee, file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office, or with any similar office or agency of the United States, any State thereof, the District of Columbia or with any similar office or agency in any other country or any political subdivision of any of the foregoing, unless not less than 10 days prior thereto it informs the Agent, and, upon request of the Agent, executes and delivers any and all agreements, instruments, documents and papers the Agent may request to evidence the Security Interests in such Patent or Trademark and the goodwill and general intangibles of such

Company relating thereto or represented thereby, and such Company hereby constitutes the Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, shall be irrevocable until the Secured Obligations are paid in full.

SECTION 5.  Lockbox Account and Insurance Account

         (A) Within 30 days after the LTC Closing Date, the Agent and LTC shall have established, pursuant to a lockbox agreement in form and substance satisfactory to the Agent and a letter in the form of Exhibit C hereto (each of such lockbox agreement and letter and the lockbox agreements and letters entered into by TWI and National Cellular pursuant to the Original Security Agreement, a "Lockbox Agreement", and collectively, the "Lockbox Agreements"), a bank account (each of such lockbox accounts and the lockbox accounts established by TWI and National Cellular pursuant to the Original Security Agreement, a "Lockbox Account", and collectively, the "Lockbox Accounts") with a bank reasonably satisfactory to the Agent (the "Lockbox Bank"), in the name of "Let's Talk Cellular & Wireless, Inc. - NationsCredit Commercial Corporation, as Agent", and under the exclusive control of the Agent. The cash Proceeds of the Collateral of each Company required to be delivered to the Agent pursuant to subsection (B) of this Section 5 or any other provision of this Agreement shall be deposited from time to time in such Company's Lockbox Account. Any income received with respect to the balance from time to time standing to the credit of each Lockbox Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in such Lockbox Account. All right, title and interest in and to the cash amounts on deposit from time to time in each Lockbox Account together with any Liquid Investments from time to time made pursuant to subsection (E) of this Section shall vest in the Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

         (B) Each Company shall instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts and shall use its best efforts to cause such account debtors and other Persons to remit all such payments directly to the relevant Lockbox Account (if paid by wire transfer) or to a post office box that is subject to the relevant Lockbox Agreement, for deposit into the relevant Lockbox Account. In addition to the foregoing, each Company agrees that if the Proceeds of any Collateral hereunder (including any payments made in respect of Accounts) shall be received by it, such Company, subject to subsection (C) of this Section, shall as promptly as possible deposit such Proceeds into the relevant Lockbox Account or apply such Proceeds to the repayment of Loans outstanding under the Credit Agreement. Until so deposited, all such Proceeds shall be held in trust by such Company for and as the property of the Secured Parties and shall not be commingled with any other funds or property of such Company. The balance from time to time standing to the credit of the relevant Lockbox Account shall, except upon the occurrence and continuation of an Event of Default, be distributed to the relevant Company in accordance with the provisions of the relevant Lockbox Agreement. If immediately available cash on deposit in a Lockbox Account established by any Company is not sufficient to make any distribution to such Company referred to in the previous sentence of this Section 5(B), the Agent shall cause to be liquidated as promptly as practicable Liquid Investments in such Lockbox Account designated by such Company as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 5, such distribution (except in respect of available cash then on deposit in such Lockbox Account) shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Lockbox Accounts in the manner specified in Section 9.

         (C) Promptly upon and at all times after the receipt of any cash Proceeds of insurance policies, awards of condemnation or other compensation required to be paid to the Agent pursuant to Section 7.04(d) of the Credit Agreement (the "Insurance Proceeds"), each Company shall establish and shall thereafter maintain an additional cash collateral account (an "Insurance Account" and, collectively, the "Insurance Accounts") at the offices of the Lockbox Bank or such other bank as such Company and the Agent may agree (the "Insurance Account Bank"), in the name and under the control of the Agent. Forthwith upon such establishment, such Company shall notify the Agent of the location, account name and account number of such account. Each Company hereby agrees to cause any Insurance Proceeds received from time to time after the establishment of an Insurance Account by such Company to be deposited therein as set forth in this paragraph. Any income received with respect to the balance from time to time standing to the credit of such Insurance Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in such Insurance Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Insurance Accounts together with any Liquid Investments from time to time made pursuant to subsection (E) of this Section shall vest in the Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided. The Agent shall apply to repayment of the Loans of each Company those amounts on deposit in the Insurance Account established by such Company which are required to be applied to the repayment of the Loans in accordance with Section 2.04(b)(ii)(A) of the Credit Agreement.

         (D) The balance from time to time standing to the credit of the Insurance Accounts (to the extent not applied pursuant to the last sentence of Section 5(C)) shall be subject to withdrawal only upon the instructions of the Agent. Except upon the occurrence and continuation of an Event of Default, the Agent agrees to give instructions to distribute such amounts to each Company at such times and in such amounts as such Company shall request for the purpose of repairing, reconstructing or replacing the property in respect of which such Insurance Proceeds were received. Any such request shall be accompanied by a certificate of the chief financial officer or treasurer of such Company setting forth in detail reasonably satisfactory to the Required Lenders the repair, reconstruction or replacement for which such funds will be expended. If immediately available cash on deposit in such Insurance Account is not sufficient to make any distribution to such Company referred to in the previous sentence of this Section 5(D), the Agent shall cause to be liquidated as promptly as practicable such Liquid Investments in such Insurance Account designated by such Company as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 5, such distribution (except in respect of available cash then on deposit in the Lockbox Accounts) shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Insurance Accounts in the manner specified in Section 9.

         (E) Amounts on deposit in the Lockbox Accounts and the Insurance Accounts shall be invested and re-invested from time to time in such Liquid Investments as the relevant Company shall determine, which Liquid Investments shall be held in the name and be under the control of the Agent; provided that, if an Event of Default has occurred and is continuing, the Agent shall, if instructed by the Required Lenders, cause such Liquid Investments to be liquidated and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 9 hereof. For this purpose, "Liquid Investments" means Temporary Cash Investments; provided that
(i) each Liquid Investment shall mature within 30 days after it is acquired by the Agent and (ii) in order to provide the Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:
                  (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Agent or an agent thereof (which shall not be any Company or any of its Affiliates) in the State of New York; or

                  (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Agent) appropriate measures shall have been taken for perfection of the Security Interests.

         (F) All amounts required to be deposited as cash collateral pursuant to
Section 3.07(b) or Section 9.02 of the Credit Agreement shall be deposited in a cash collateral account (the "LC Collateral Account") established and maintained by the Companies at the offices of the Lockbox Bank or such other bank as the Companies and the Agent may agree, in the name and under the control of the Agent. Forthwith upon such establishment, the Companies shall notify the agent of the location, account name and account number of such account. Any income received with respect to the balance from time to time standing to the credit of the LC Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the LC Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the LC Collateral Account together with any Liquid Investments from time to time made pursuant to subsection (E) of this Section shall vest in the Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided. If and when any portion of the Letter of Credit Liabilities on which any deposit of cash in the LC Collateral Account was based (the "Relevant Contingent Exposure") shall become fixed (a "Direct Exposure") as a result of the payment by the LC Issuer of a draft presented under any Letter of Credit, the amount of such Direct Exposure (but not more than the amount in the LC Collateral Account at the time) shall be withdrawn by the Agent from the LC Collateral Account and shall be paid to the Lenders, if and to the extent the Lenders shall have reimbursed the relevant LC Issuer for the amount of such drawing pursuant to Section 3.09(a)(ii) of the Credit Agreement and the Relevant Contingent Exposure shall thereupon be reduced by such amount. If at any time the amount in the LC Collateral Account exceeds the Relevant Contingent Exposure, the excess amount shall, so long as no Event of Default shall have occurred and be continuing, be withdrawn by the Agent and paid to the Companies. If an Event of Default shall have occurred and be continuing, such excess amounts shall be retained in the LC Collateral Account and, if and when requested by the Required Lenders, shall be withdrawn by the Agent and applied in the manner specified in Section 9. If immediately available cash on deposit in the LC Collateral Account is not sufficient to make any distribution to the Companies referred to in this Section 5(F), the Agent shall cause to be liquidated as promptly as practicable such Liquid Investments in the LC Collateral Account designated by the Companies as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this
Section 5, such distribution shall not be made until such liquidation has taken place.

SECTION 6.  General Authority

         Each Company hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of such Company, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties, but at such Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

                (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                (iii) to sell, transfer, assign or otherwise deal in or with the same or the Proceeds or avails thereof, including without limitation for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of any Patent or Trademark or any action related thereto, as fully and effectually as if the Agent were the absolute owner thereof, and

                (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Agent shall give each Company not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral of any Company which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Each Company agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

SECTION 7.  Remedies upon Event of Default

         (A) If any Event of Default has occurred and is continuing, the Agent may exercise on behalf of the Secured Parties all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Accounts and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 9 hereof and
(ii) if there shall be no such cash or Liquid Investments or if such cash and Liquid Investments shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. The Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Each Company will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any Lien, claim or right of whatsoever kind, including any equity or right of redemption of any Company which may be waived, and each Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 6 hereof shall
(1) in case of a public sale, state the time and place fixed for such sale, and
(2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         (B) For the purpose of enforcing any and all rights and remedies under this Agreement the Agent may (i) require any Company to, and each Company agrees that it will, at its expense and upon the request of the Agent, forthwith assemble all or any part of the Collateral as directed by the Agent and make it available at a place designated by the Agent which is, in its opinion, reasonably convenient to the Agent and such Company, whether at the premises of such Company or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use such Company's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by such Company, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by such Company.

         (C) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing,

                  (i) the Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Agent shall in its sole discretion determine;

                  (ii) the Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensor, licensee or sublicensee all rights and remedies of any of the Company in, to and under any Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, and each Company hereby releases the Agent and each of the other Secured Parties from, and agrees to hold the Agent and each of the other Secured Parties free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto, except any such claim to the extent that it arises solely as the result of the gross negligence or willful misconduct of any Secured Party; and

                  (iii) upon request by the Agent, each Company will execute and deliver to the Agent a further power of attorney, in form and substance satisfactory to the Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Patent, Trademark, Patent License or Trademark License. In the event of any such disposition pursuant to this Section, each Company shall supply its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products, to the Agent.

     SECTION 8.  Limitation on Duty of Agent in Respect of Collateral

         Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Agent in good faith.

     SECTION 9.  Application of Proceeds

         Upon the occurrence and during the continuance of an Event of Default, the Proceeds of any sale of, or other realization upon, all or any part of the Collateral of any Company and any cash or the Proceeds of any Liquid Investments held in the Collateral Accounts of such Company shall be applied by the Agent in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any other Secured Party is to be reimbursed by such Company pursuant to Section 10.04 of the Credit Agreement or Section 12 hereof and unpaid fees owing by such Company to the Agent under the Credit Agreement and the Pledge Agreement (as defined in the Credit Agreement);

                  second, to the ratable payment of unpaid principal of the Senior Secured Obligations of such Company;

                  third, to the ratable payment of accrued but unpaid interest on the Senior Secured Obligations of such Company in accordance with the provisions of the Credit Agreement;

                  fourth, to the ratable payment of all other Senior Secured Obligations of such Company, until all such Senior Secured Obligations shall have been paid in full;

                  fifth, to the ratable payment of unpaid principal of the Junior Secured Obligations of such Company;

                  sixth, to the ratable payment of accrued but unpaid interest on the Junior Secured Obligations of such Company in accordance with the provisions of the Credit Agreement;

                  seventh, to the ratable payment of all other Junior Secured Obligations of such Company, until all such Junior Secured Obligations shall have been paid in full; and

                  finally, to payment to such Company or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

         The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

     SECTION 10.  Concerning the Agent

         The provisions of Section 10.05 and Article 11 of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

         (A) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including the timing and methods of realization upon the Collateral) the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

         (B) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Company.

     SECTION 11.  Appointment of Co-Agents

         At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of
Section 10 hereof).

     SECTION 12.  Expenses

         In the event that any Company fails to comply with the provisions of the Credit Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of such Company, and such Company shall reimburse the Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Required Lenders from time to time, or in respect of the sale or other disposition thereof shall be borne and paid by the Companies; and if any Company fails to promptly pay any portion thereof when due, the Agent or any other Secured Party may, at its option, but shall not be required to, pay the same and charge such Company's account therefor, and each Company agrees to reimburse the Agent or such other Secured Party therefor on demand. All sums so paid or incurred by the Agent or any Lender for any of the foregoing and any and all other sums for which the Companies may become liable hereunder and all costs and expenses (including, without limitation, attorneys' fees, legal expenses and court costs (including, without limitation, the allocation of the compensation, costs and expenses of in-house counsel, based upon time spent)) reasonably incurred by the Agent or any other Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with, on and after the tenth day of any demand therefor, interest thereon until paid at an annual rate equal to 5% plus the rate announced from time to time by NationsBank, N.A. as its prime rate, be additional Secured Obligations hereunder.

     SECTION 13.  Termination of Security Interests; Release of Collateral

         Upon the repayment in full of all Secured Obligations and the termination of the Commitments under the Credit Agreement, the Security Interests shall terminate and all rights of each Company to its Collateral shall revert to such Company. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Required Lenders. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of the Companies, execute and deliver to the Companies such documents as the Companies shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

     SECTION 14.  Notices

         All notices, communications and distributions hereunder shall be given in accordance with Section 12.03 of the Credit Agreement.

     SECTION 15.  Waivers, Non-Exclusive Remedies

         No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Secured Party of any right under the Credit Agreement, any of the other Financing Documents or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the Credit Agreement and the other Financing Documents are cumulative and are not exclusive of any other remedies provided by law.

     SECTION 16.  Successors and Assigns

         This Agreement is for the benefit of the Agent and the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on each Company and its successors and assigns.

     SECTION 17.  Changes in Writing

         Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Companies and the Agent with the consent of the Required Lenders, provided that no such modification shall change the equal and ratable nature of the Security Interests without the consent of all of the Lenders.

     SECTION 18.  NEW YORK LAW

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO PRINCIPLES OR CONFLICTS OF LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

     SECTION 19.  Severability

         If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     SECTION 20.  Counterparts

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                         TELEPHONE WAREHOUSE, INC.


                                         By:
                                            -------------------------------
                                              Name:
                                              Title:

                                         NATIONAL CELLULAR,
                                              INCORPORATED


                                         By:
                                            -------------------------------
                                              Name:
                                              Title:

                                         LET'S TALK CELLULAR &
                                              WIRELESS, INC.


                                         By:
                                            -------------------------------
                                              Name:
                                              Title:

                                         NATIONSCREDIT COMMERCIAL
                                              CORPORATION


                                         By:
                                            -------------------------------
                                              Name:
                                              Title: Authorized Signatory

                                                                       EXHIBIT A


                             PERFECTION CERTIFICATE

         The undersigned, chief executive officer and chief financial officer, of [Telephone Warehouse, Inc.] [National Cellular, Incorporated] [Let's Talk Cellular & Wireless, Inc.], a [Delaware] [Texas] [Florida] corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of December 31, 1996, as amended and restated as of June __, 1997, among Telephone Warehouse, Inc., National Cellular, Incorporated, Let's Talk Cellular & Wireless, Inc., Texas Cellular Partners, L.P. and NationsCredit Commercial Corporation, as Agent (terms defined therein being used herein as therein defined), to the Agent and each Lender as follows:

         1. Names. (a) The exact corporate name of the Company, after giving effect to the consummation of LTC Merger, as it appears in its certificate of incorporation is as follows:



         (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

          (c) The Company has not changed its identity or corporate structure in any way within the past five years except for the LTC Merger.

         (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

         2. Current Locations. (a) The chief executive office of the Company is located at the following address:

     Mailing
     Address                       County                    State


         (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

     Mailing
     Address                       County                    State



         (c) The following are all the places of business of the Company not identified above:



         (d) The following are all the locations where the Company maintains any Inventory not identified above:



         (e) The following are the names and addresses of all Persons other than the Company which have possession of any of the Company's Inventory:



         3. Prior Locations. (a) Set forth below is the information required by subparagraphs (a), (b) and (c) of paragraph 2 with respect to each location or place of business maintained by the Company at any time during the past five years:

     Mailing
     Address                       County                    State



         (b) Set forth below is the information required by subparagraphs (d) and (e) of paragraph 2 with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

         4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

         5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1 above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

         6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

         7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

         8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

         9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

         IN WITNESS WHEREOF, we have hereunto set our hands this __th day of ____, 199_.



                                                 ----------------------------
                                                 Title:



                                                 ----------------------------
                                                 Title:

                                                         SCHEDULES 5(A) and 5(B)

                                                                  SCHEDULE 6(A)




Description of Collateral


         All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                   SCHEDULE 6(B)

                                                                      SCHEDULE 7




                               SCHEDULE OF FILINGS
                                     Debtor




     Filing Officer                File Number                  Date of Filing*
























       ------------------------
     *   Indicate lapse date, if other than fifth anniversary.

                                                                      SCHEDULE 9


                                  U.S. Patents


     Number      Date              Issue Title                 Patentee



                             Trademark Registrations


         Trademark                    Number               Registration Date








                             Trademark Applications





                              Common Law Trademarks


                    Mark                                Goods


                                   Copyrights


         Reg. No.                     Title                 Publication Date

                                                                       EXHIBIT B


                                   OPINION OF
                            COUNSEL FOR THE COMPANIES

                                     * * * *

         1. The Security Agreement creates a valid security interest, for the benefit of the Secured Parties, in all the Companies' right, title and interest in all Collateral to the extent the UCC is applicable thereto (the "Security Interest").

         2. UCC financing statements and amendments thereto (collectively, the "Financing Statements") have been filed in the filing offices listed in Schedule 7 to the Perfection Certificate (the "Filing Jurisdictions"), which are all of the offices in which filings are required to perfect the Security Interest, to the extent the Security Interest may be perfected by filing under the UCC, and no further filing or recording of any document or instrument or other action will be required so to perfect the Security Interest, except that (i) continuation statements with respect to each Financing Statement must be filed within the respective time periods set forth on Schedule 7 to the Perfection Certificate; (ii) additional filings may be necessary if any of the Companies changes its name, identity or corporate structure or the jurisdiction in which its places of business, its chief executive office or the Collateral are located; and (iii) we express no opinion on the perfection of, or need for further filing or recording to perfect, the Security Interest in goods now or hereafter located in any jurisdiction other than the Filing Jurisdictions.

         3. There are

                  (i) no UCC financing statements which name any Company as debtor or seller and cover any of the Collateral, other than the Financing Statements, [and the financing statements with respect to Permitted Liens annexed as Schedule 5(A) to the Perfection Certificate], listed in the available records in the UCC filing offices set forth in paragraphs 2 and 3 of the Perfection Certificate, which include all of the offices prescribed under the UCC as the offices in which filings should have been made to perfect security interests in the Collateral; and

                  (ii) no notices of the filing of any federal tax lien (filed pursuant to Section 6323 of the Internal Revenue Code) or any lien of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of ERISA) covering any of the Collateral listed in the available records in the [UCC filing office in state of each Company's chief executive office], which is the only office having files which must be searched in order to fully determine the existence of notices of the filing of federal tax liens (filed pursuant to Section 6323 of the Internal Revenue Code) and liens of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of ERISA) on the Collateral.

         4. The Security Interests validly secure the payment of all future Loans made by the Lenders to the Companies, whether or not at the time such Loans are made an Event of Default or other event not within the control of the Lenders has relieved or may relieve the Lenders from their obligations to make such Loans, and is perfected to the extent set forth in paragraph 2 above with respect to such future Loans. Insofar as the priority thereof is governed by the UCC, the Security Interests have the same priority with respect to such future Loans as such Security Interests do with respect to Loans made on the date hereof, except that (i) the Security Interests in Collateral acquired after the filing of a federal tax lien pursuant to Section 6323 of the Internal Revenue Code or a lien of the Pension Benefit Guaranty Corporation pursuant to Section 4068 of ERISA has priority over such liens only with respect to Collateral acquired before the 46th day following such filing and (ii) the Security Interests have priority over such liens to the extent such Security Interests secure Loans made after the date of filing of such liens only if such future Loans are made before the earlier of the 46th day after such liens are filed or the time that the Lenders have actual notice or knowledge that such liens were filed.

                                                                       EXHIBIT C



                            [FORM OF LOCKBOX LETTER]



                                                               , 19
                                             ------------------    --


                       [Name and Address of Lockbox Bank]



              Re:     Let's Talk Cellular & Wireless, Inc.

Gentlemen:

         We hereby notify you that effective ______ __, 199_, we have transferred exclusive ownership and control of our lock-box accounts No. _______________ (the "Lockbox Accounts") maintained with you under the terms of the Lockbox Agreement attached hereto as Exhibit 1 (the "Lockbox Accounts") to NationsCredit Commercial Corporation, as Agent (the "Agent").

         We hereby irrevocably instruct you to make all payments to be made by you out of or in connection with the Lockbox Accounts (i) to the Agent for credit to account no. ___________ maintained by it at its office at ________________ or (ii) as you may otherwise be instructed by the Agent.

         We also hereby notify you that the Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lockbox Accounts, including, without limitation, the right to specify when payments are to be made out of or in connection with the Lockbox Accounts.

         All funds deposited into the Lockbox Accounts will not be subject to deductions, set-off, banker's lien or any other right in favor of any other person than the Agent, except that you may set-off against the Lockbox Accounts the face amount of any check deposited in and credited to such Lockbox Accounts which is subsequently returned for any reason. Your compensation for providing the services contemplated herein shall be as mutually agreed between you and us from time to time and we will continue to pay such compensation.

         Please confirm your acknowledgment of and agreement to the foregoing instructions by signing in the space provided below.

                                          Very truly yours,

                                          Let's Talk Cellular & Wireless, Inc.



                                          By:
                                              -----------------------------
                                                Name:
                                                Title:


Acknowledged and agreed to
as of this      day of           , 19  .
           ----        ----------    --
[LOCKBOX BANK]



By:
   ---------------------------------
   Name:
   Title:

                                                                       EXHIBIT D


                          TRADEMARK SECURITY AGREEMENT

                 (TRADEMARKS, TRADEMARK REGISTRATIONS, TRADEMARK
                      APPLICATIONS AND TRADEMARK LICENSES)


         WHEREAS, Let's Talk Cellular & Wireless, Inc., a Florida corporation (together with its successors being referred to as "Grantor"), owns the Trademark and Trademark registration listed on Schedule 1 annexed hereto;

         WHEREAS, the Grantor, Telephone Warehouse, Inc. (together with its successors, "TWI"), National Cellular, Incorporated (together with its successors, "National Cellular", and each of National Cellular, TWI and Grantor being referred to as the "Companies"), Texas Cellular Partners, L.P., certain lenders, and NationsCredit Commercial Corporation, are parties to a Credit Agreement dated as of December 30, 1996, as amended and restated as of June __, 1997 (as the same may be amended and in effect from time to time among said parties and such lenders (the "Lenders") as may from time to time be parties thereto, the "Credit Agreement");

         WHEREAS, pursuant to the terms of the Security Agreement dated as of December 30, 1996, as amended and restated as of June __, 1997 (as said Agreement may be further amended and in effect from time to time, the "Security Agreement") between the Companies and NationsCredit Commercial Corporation, as agent for the secured parties referred to therein (in such capacity, together with its successors in such capacity pursuant to the terms of the Security Agreement, the "Grantee"), each of the Companies has granted to Grantee for the ratable benefit of such secured parties, a security interest in substantially all the assets of each of the Companies, including all right, title and interest of Grantor in, to and under all Grantor's Trademarks (as defined in the Security Agreement), Trademark registrations, together with any reissues, extensions or renewals thereof, Trademark applications and Trademark Licenses (as defined in the Security Agreement), whether presently existing or hereafter arising or acquired, together with the goodwill of the business symbolized by the Trademarks and the applications therefor and the registrations thereof, and all products and proceeds thereof, including any and all causes of action which may exist by reason of infringement or dilution thereof or injury to the associated goodwill, to secure the payment of all amounts owing by the Companies under the Credit Agreement and the other Financing Documents referred to therein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether presently existing or hereafter arising or acquired:

                  (i) each Trademark, Trademark registration and Trademark application, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark, Trademark registration and Trademark application, including each Trademark, Trademark registration, and/or Trademark application referred to in Schedule 1 annexed hereto;

                  (ii) each Trademark License and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark licensed; and

                  (iii) all products and proceeds of the foregoing, including any claim by Grantor against third parties for past, present or future infringement or dilution of any Trademark or Trademark registration, and any Trademark licensed under any Trademark License, or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License.

This security interest is granted in conjunction with the security interests granted to the Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the __ day of June, 1997.

                                            LET'S TALK CELLULAR &
                                            WIRELESS, INC.


                                            By:
                                               --------------------------------
                                                 Name:
                                                 Title:

Acknowledged:

NATIONSCREDIT COMMERCIAL CORPORATION,
    as Agent


By:
   ----------------------------------
   Name:
   Title:  Authorized Signatory

STATE OF              )
                      :  ss.:
COUNTY OF             )


         On the __ day of June, 1997 before me personally came ______________, to me personally known and known to me to be the person described in and who executed the foregoing instrument as the __________________ of LET'S TALK CELLULAR & WIRELESS, INC. who being by me duly sworn, did depose and say that he resides at ______________________, ____________________ that he is
_____________________ of LET'S TALK CELLULAR & WIRELESS, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.






                                             --------------------------------
                                             Notary Public

Notary Public, State of
                        ------------------

My commission expires:


----------------------------------------

                                                                  Schedule 1
                                                                 to Trademark
                                                              Security Agreement


                             TRADEMARK REGISTRATIONS


              Mark                  Serial No.                      Date
              ----                  ----------                      ----
Let's Talk Cellular - for           1,816,162                 January 11, 1994
communications
services

Let's Talk Cellular                 1,821,719                 February 15, 1994
(special logo) - for
communications
services

Let's Talk Cellular - for           1,931,056                 October 31, 1995
communications
apparatus

Let's Talk Wireless - for           Pending service           Filed August 1995
communications                      and trademark
services and apparatus

Let's Talk - Misc design            Pending service           Filed December
(rainbow) - for                     and                       1995
communications                      trademark - Serial
services and apparatus              No. 012,369

Let's Talk - logo (as               Pending Service           Filed December
displayed on company's              and                       1995
business cards) - for               Trademark - Serial
communication services              No. 012,370
and apparatus

                                                                       EXHIBIT D

                          HOLDINGS PLEDGE AGREEMENT

         AGREEMENT dated as of December 31, 1996, as amended and restated as of June __, 1997, between Texas Cellular Partners, L.P., a Delaware limited partnership (with its successors, "Holdings"), and NationsCredit Commercial Corporation ("NationsCredit"), as Agent.

                            W I T N E S S E T H :

         WHEREAS, Holdings owns 885,000 shares of common stock of Let's Talk Cellular & Wireless, Inc., a Florida corporation (together with its successors, "LTC"), par value $.001 per share; and

         WHEREAS, Telephone Warehouse, Inc., a Delaware corporation (together with its successors, "TWI"), National Cellular, Incorporated, a Texas corporation (together with its successors, "National Cellular", and, together with LTC and TWI, the "Companies"), Holdings and NationsCredit, as Lender and Agent, are parties to a Credit Agreement dated as of December 31, 1996 (the "Original Credit Agreement"); and

         WHEREAS, Holdings and NationsCredit, as Agent, are parties to a Pledge Agreement dated as of December 31, 1996 (the "Original Pledge Agreement"); and

         WHEREAS, in connection with (i) the proposed merger of Merger Sub 1, Inc., a wholly-owned subsidiary of LTC, with and into TWI and (ii) the proposed merger of Merger Sub 2, Inc., a wholly-owned subsidiary of LTC, with and into National Cellular, as a result of which mergers LTC will acquire all of the capital stock of each of TWI and National Cellular, the Companies, Holdings and NationsCredit, as Lender and Agent, have entered into an amendment and restatement of the Original Credit Agreement on and as of the date hereof (as the same may be amended from time to time, the "Credit Agreement"); and

         WHEREAS, in order to induce said Lender and Agent to enter into the Credit Agreement, (i) Holdings has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined), (ii) HIG Fund V, Inc. is entering into, on and as of the date hereof, an HIG Pledge Agreement with the Agent and (iii) each of the Companies is entering into, on and as of the date hereof, an amended and restated Security Agreement with the Agent, in each event in order to secure obligations of each of the Companies and Holdings under the Credit Agreement, the Notes issued pursuant thereto and the other Financing Documents;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Original Pledge Agreement is hereby amended and restated to read in its entirety as follows:

         SECTION 1.  Definitions.

         Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

         "Collateral" has the meaning assigned to such term in Section 3(A).

         "LTC Shares" means all of the shares of capital stock of LTC held by Holdings, consisting of 885,000 shares of common stock of LTC, par value $.001 per share.

         "Pledged Securities" means the Pledged Stock and any other instrument required to be pledged to the Agent pursuant to Section 3(B).

         "Pledged Stock" means the LTC Shares and any other capital stock required to be pledged to the Agent pursuant to Section 3(B).

         "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, Collateral, including all claims of Holdings against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

         "Secured Obligations" means the obligations secured under this Agreement including (i) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any of the Companies or Holdings, whether or not allowed or allowable as a claim in any such proceeding) on any Loan under, or any Note issued pursuant to, the Credit Agreement, (ii) all other amounts payable by any of the Companies or Holdings under any Financing Document and (iii) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

         "Secured Parties" means the Lenders and the Agent.

         "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

         Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the UCC as in effect on the date hereof shall have the meanings therein stated.

         SECTION 2.  Representations and Warranties.

         Holdings represents and warrants as follows:

         (A) Title to Pledged Securities. Holdings owns all of the Pledged Stock and will own any Pledged Securities hereafter issued, in each event free and clear of any Liens other than (i) the Security Interests and (ii) the junior Lien granted to the Seller pursuant to the Stock Pledge Agreement dated December 31, 1996 between the Seller and Holdings and subject to the Intercreditor Agreement dated as of December 31, 1996 between the Agent and the Seller. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. Other than the Seller Pledge Agreement, Holdings is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Stock or any future holder of Pledged Securities with respect thereto.

         (B) Validity, Perfection and Priority of Security Interests. Upon the delivery of the certificates representing the Pledged Stock to the Agent in accordance with Section 4 hereof, the Agent will have valid and perfected security interests in the Collateral subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither Holdings nor any of the Companies has performed or will perform any acts which might prevent the Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Agent in any such enforcement.

         (C) UCC Filing Locations. The chief executive office of Holdings is located at its address set forth on the signature pages of the Credit Agreement. Under the UCC as in effect in the State in which such office is located, no local filing is required to perfect a security interest in collateral consisting of general intangibles.

         SECTION 3.  The Security Interests.

         In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of Holdings hereunder:

         (A) Holdings hereby assigns and pledges to and with the Agent for the benefit of the Secured Parties and grants to the Agent for the benefit of the Secured Parties a security interest in the Pledged Securities, and all of its rights and privileges with respect to the Pledged Securities, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all Proceeds of the foregoing (the "Collateral"). Contemporaneously with the execution and delivery hereof, Holdings is delivering the certificates representing the LTC Shares in pledge hereunder.

         (B) In the event that LTC at any time (i) issues any additional or substitute shares of capital stock of any class or any substitute note to Holdings or any of its Affiliates, or (ii) owes any Debt to Holdings, Holdings will immediately pledge and deposit with the Agent certificates representing all such shares and such note or an instrument evidencing such Debt as additional security for the Secured Obligations. All such shares, notes and instruments constitute Pledged Securities and are subject to all provisions of this Agreement.

         (C) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of Holdings or any of the Companies with respect to any of the Collateral or any transaction in connection therewith.

         SECTION 4.  Delivery of Pledged Securities.

         All Pledged Securities (other than any Pledged Stock) shall be delivered to the Agent by Holdings pursuant hereto endorsed to the order of the Agent, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent. All certificates representing Pledged Stock delivered to the Agent by Holdings pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent.

         SECTION 5.  Filing; Further Assurances.

         (A) Holdings agrees that it will, at its expense and in such manner and form as the Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, Holdings hereby authorizes the Agent to execute and file, in the name of Holdings or otherwise, UCC financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

         (B) Except upon 30 days' prior notice and, if requested by the Agent, the delivery to the Agent of an opinion of counsel satisfactory to the Agent that such action shall not have a material adverse effect on the Security Interests and the Agent's rights hereunder, Holdings agrees that it will not change (i) its name, identity or legal structure in any manner or (ii) the location of its chief executive office.

         SECTION 6.  Record Ownership of Pledged Stock.

         The Agent may at any time or from time to time following the occurrence and during the continuance of an Event of Default, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Agent or its nominee. Holdings will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of Holdings and the Agent will promptly give to Holdings copies of any notices and communications received by the Agent with respect to Pledged Stock registered in the name of the Agent or its nominee.

         SECTION 7.  Right to Receive Distributions on Collateral.

         The Agent shall have the right to receive and, upon the occurrence and during the continuance of any Default, to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and Holdings shall take all such action as the Agent may deem necessary or appropriate to give effect to such right; provided that until the Agent exercises the remedies of sale or foreclosure afforded under Section 10 hereof, the Agent shall have no right to receive or retain, and Holdings shall have the right to receive and retain, any distributions made to Holdings in accordance with Section 8.04(iii) of the Credit Agreement ("Exempt Proceeds"). All such dividends, interest and other payments and distributions (other than Exempt Proceeds) which are received by Holdings shall be received in trust for the benefit of the Agent and the Secured Parties and, if the Agent so directs upon the occurrence and during the continuance of a Default, shall be segregated from other funds of Holdings and shall, forthwith upon demand by the Agent during the continuance of a Default, be paid over to the Agent as Collateral in the same form as received (with any necessary endorsement). After all Defaults that shall have occurred have been cured, the Agent's right to retain dividends, interest and other payments and distributions under this
Section 7 shall cease and the Agent shall pay over to Holdings any such Collateral retained by the Agent during the continuance of a Default.

         SECTION 8.  Right to Vote Pledged Stock.

         Unless an Event of Default shall have occurred and be continuing, Holdings shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Agent shall, upon receiving a written request from Holdings accompanied by a certificate signed by its principal financial officer stating that no Default has occurred and is continuing, deliver to Holdings or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Agent.

         If an Event of Default shall have occurred and be continuing, the Agent shall have the right to the extent permitted by law and Holdings shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Agent were the absolute and sole owner thereof.

         SECTION 9.  General Authority.

         Holdings hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of Holdings, the Agent, the Secured Parties or otherwise, for the sole use and benefit of the Agent and Secured Parties, but at the expense of Holdings, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the Proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Agent shall give Holdings not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent and Holdings agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

         SECTION 10.  Remedies upon Event of Default.

         If any Event of Default shall have occurred and be continuing, the Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with said Act or any other law. Holdings covenants and agrees that it will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any Lien, claim or right of whatsoever kind, including any equity or right of redemption of Holdings which may be waived, and Holdings, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange or quotation system, state the board, exchange or quotation system at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         SECTION 11.  Expenses.

         Holdings agrees that it will forthwith upon demand pay to the Agent:

                  (i) the amount of any taxes which the Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

                  (ii) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, which the Agent may incur in connection with (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Agent of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

Any such amount not paid on demand shall bear interest (computed on the basis of the number of days elapsed over a year of 360 days) at a rate per annum equal to 5% plus the rate announced from time to time by NationsBank, N.A. as its prime rate.

         SECTION 12.  Limitation on Duty of Agent in Respect of Collateral.

         Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Agent in good faith.

         SECTION 13.  Application of Proceeds.

         Upon the occurrence and during the continuance of an Event of Default, the Proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Agent in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the

         Agent or any Secured Party is to be reimbursed pursuant to Section
         10.04 of the Credit Agreement or Section 11 hereof and unpaid fees owing to the Agent under the Credit Agreement and the Security Agreement (as defined in the Credit Agreement);

                  second, to the ratable payment of unpaid principal of the Secured Obligations;

                  third, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

                  fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

                  finally, to payment to Holdings or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

         SECTION 14.  Concerning the Agent.

         The provisions of Article 11 of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

         (A) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

         (B) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by Holdings.

         SECTION 15.  Appointment of Co-Agents.

         At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of
Section 14 hereof).

         SECTION 16.  Termination of Security Interests; Release of Collateral.

         Upon the repayment in full of all Secured Obligations and the termination of the Commitments under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to Holdings. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Lenders. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of Holdings, execute and deliver to Holdings such documents as Holdings shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

         SECTION 17.  Notices.

         All notices, communications and distributions hereunder shall be given in accordance with Section 12.03 of the Credit Agreement.

         SECTION 18.  Waivers; Non-Exclusive Remedies.

         No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any right under the Credit Agreement, any other Financing Document or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the other Security Documents and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 19.  Successors and Assigns.

         This Agreement is for the benefit of the Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on Holdings and its successors and assigns.

         SECTION 20.  Obligations Unconditional; Discharge of Obligations, etc..

         (a) The Security Interests and the obligations of Holdings hereunder shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company under any Operative Document, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to any Operative Document;

                  (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of any of the Companies under any Operative Document;

                  (iv) any change in the corporate existence, structure or ownership of any of the Companies or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any of the Companies or any of their assets or any resulting release or discharge of any obligation of any of the Companies contained in any Operative Document;

                  (v) the existence of any claim, set-off or other rights which Holdings may have at any time against any of the Companies, the Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against any of the Companies for any reason of any Operative Document, or any provision of applicable law or regulation purporting to prohibit the payment by any of the Companies of the principal of or interest on any Note or any other amount payable by any of the Companies under any Operative Document; or

                  (vii) any other act or omission to act or delay of any kind by any of the Companies, the Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of a surety.

         (b) If at any time any payment of the principal of or interest on any Note or any other amount payable by any Company under the Credit Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Company or otherwise, Holdings' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         (c) Holdings irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or Person against any of the Companies or any other corporation or Person.

         (d) Holdings hereby waives any right or claim of exoneration, reimbursement, subrogation, contribution or indemnity and any other similar right or claim arising out of this Agreement.

         (e) If acceleration of the time for payment of any amount payable by any of the Companies under the Credit Agreement or any Note is stayed upon the insolvency, bankruptcy or reorganization of any of the Companies, the Security Interests and the obligations of Holdings hereunder may none the less be enforced as fully as if such acceleration were effective.

         SECTION 21.  Changes in Writing.

         Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by Holdings and the Agent with the consent of the Required Lenders (or in the case of Section 16 or this Section 21, all of the Lenders); provided that no such modification shall change the equal and ratable nature of the Security Interests without the consent of all of the Lenders.

         SECTION 22.  NEW YORK LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

         SECTION 23.  Severability.

         If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 24.  Counterparts.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                 Texas Cellular Partners, L.P.

                                 By:  HIG Texas Cellular Company, as the
                                          Managing General Partner

                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:



                                 NationsCredit Commercial Corporation,
                                          as Agent

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:   Authorized Signatory

                                                                       EXHIBIT E

                             HIG PLEDGE AGREEMENT

         AGREEMENT dated as of June __, 1997 between HIG Fund V, Inc. (with its successors, "HIG"), and NationsCredit Commercial Corporation ("NationsCredit"), as Agent.

                            W I T N E S S E T H :

         WHEREAS, HIG owns 350,000 shares of common stock of Let's Talk Cellular & Wireless, Inc., a Florida corporation (together with its successors, "LTC"), par value $.001 per share; and

         WHEREAS, Telephone Warehouse, Inc., a Delaware corporation (together with its successors, "TWI"), National Cellular, Incorporated, a Texas corporation (together with its successors, "National Cellular", and, together with LTC and TWI, the "Companies"), Texas Cellular Partners, L.P., a Delaware limited partnership (together with its successors, "Holdings"), and NationsCredit, as Lender and Agent, are parties to a Credit Agreement dated as of December 31, 1996 (the "Original Credit Agreement"); and

         WHEREAS, in connection with (i) the proposed merger of Merger Sub 1, Inc., a wholly-owned subsidiary of LTC, with and into TWI and (ii) the proposed merger of Merger Sub 2, Inc., a wholly-owned subsidiary of LTC, with and into National Cellular, as a result of which mergers LTC will acquire all of the capital stock of each of TWI and National Cellular, the Companies, Holdings and NationsCredit, as Lender and Agent, have entered into an amendment and restatement of the Original Credit Agreement on and as of the date hereof (as the same may be amended from time to time, the "Credit Agreement"); and

         WHEREAS, in order to induce said Lender and Agent to enter into the Credit Agreement, (i) HIG has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined), (ii) Holdings is entering into, on and as of the date hereof, an amended and restated Holdings Pledge Agreement with the Agent and (iii) each of the Companies is entering into, on and as of the date hereof, an amended and restated Security Agreement with the Agent, in each event in order to secure obligations of each of the Companies and Holdings under the Credit Agreement, the Notes issued pursuant thereto and the other Financing Documents;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.  Definitions.

         Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

         "Collateral" has the meaning assigned to such term in Section 3(A).

         "LTC Shares" means all of the shares of capital stock of LTC held by HIG, consisting of 350,000 shares of common stock of LTC, par value $.001 per share.

         "Pledged Securities" means the Pledged Stock and any other instrument required to be pledged to the Agent pursuant to Section 3(B).

         "Pledged Stock" means the LTC Shares and any other capital stock required to be pledged to the Agent pursuant to Section 3(B).

         "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, Collateral, including all claims of HIG against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

         "Secured Obligations" means the obligations secured under this Agreement including (i) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any of the Companies or Holdings, whether or not allowed or allowable as a claim in any such proceeding) on any Loan under, or any Note issued pursuant to, the Credit Agreement, (ii) all other amounts payable by any of the Companies or Holdings under any Financing Document and (iii) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

         "Secured Parties" means the Lenders and the Agent.

         "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial

Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

         Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the UCC as in effect on the date hereof shall have the meanings therein stated.

         SECTION 2.  Representations and Warranties.

         HIG represents and warrants as follows:

         (A) Title to Pledged Securities. HIG owns all of the Pledged Stock and will own any Pledged Securities hereafter issued, in each event free and clear of any Liens other than the Security Interests. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. HIG is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Stock or any future holder of Pledged Securities with respect thereto.

         (B) Validity, Perfection and Priority of Security Interests. Upon the delivery of the certificates representing the Pledged Stock to the Agent in accordance with Section 4 hereof, the Agent will have valid and perfected security interests in the Collateral subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. None of HIG, Holdings nor any of the Companies has performed or will perform any acts which might prevent the Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Agent in any such enforcement.

         (C) UCC Filing Locations. The chief executive office of HIG is located at its address set forth on the signature pages hereof. Under the UCC as in effect in the State in which such office is located, no local filing is required to perfect a security interest in collateral consisting of general intangibles.

         SECTION 3.  THE SECURITY INTERESTS

         In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of HIG hereunder:


         (A) HIG hereby assigns and pledges to and with the Agent for the benefit of the Secured Parties and grants to the Agent for the benefit of the Secured Parties a security interest in the Pledged Securities, and all of its rights and privileges with respect to the Pledged Securities, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all Proceeds of the foregoing (the "Collateral"). Contemporaneously with the execution and delivery hereof, HIG is delivering the certificates representing the LTC Shares in pledge hereunder.

         (B) In the event that LTC at any time (i) issues any additional or substitute shares of capital stock of any class or any substitute note to HIG or any of its Affiliates, or (ii) owes any Debt to HIG, HIG will immediately pledge and deposit with the Agent certificates representing all such shares and such note or an instrument evidencing such Debt as additional security for the Secured Obligations. All such shares, notes and instruments constitute Pledged Securities and are subject to all provisions of this Agreement.

         (C) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of HIG, Holdings or any of the Companies with respect to any of the Collateral or any transaction in connection therewith.

         SECTION 4.  Delivery of Pledged Securities.

         All Pledged Securities (other than any Pledged Stock) shall be delivered to the Agent by HIG pursuant hereto endorsed to the order of the Agent, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent. All certificates representing Pledged Stock delivered to the Agent by HIG pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent.

         SECTION 5.  Filing; Further Assurances.

         (A) HIG agrees that it will, at its expense and in such manner and form as the Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, HIG hereby authorizes the Agent to execute and file, in the name of HIG or otherwise, UCC financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

         (B) Except upon 30 days' prior notice and, if requested by the Agent, the delivery to the Agent of an opinion of counsel satisfactory to the Agent that such action shall not have a material adverse effect on the Security Interests and the Agent's rights hereunder, HIG agrees that it will not change
(i) its name, identity or legal structure in any manner or (ii) the location of its chief executive office.

         SECTION 6.  Record Ownership of Pledged Stock.

         The Agent may at any time or from time to time following the occurrence and during the continuance of an Event of Default, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Agent or its nominee. HIG will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of HIG and the Agent will promptly give to HIG copies of any notices and communications received by the Agent with respect to Pledged Stock registered in the name of the Agent or its nominee.

         SECTION 7.  Right to Receive Distributions on Collateral.

         The Agent shall have the right to receive and, upon the occurrence and during the continuance of any Default, to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and HIG shall take all such action as the Agent may deem necessary or appropriate to give effect to such right; provided that until the Agent exercises the remedies of sale or foreclosure afforded under Section 10 hereof, the Agent shall have no right to receive or retain, and HIG shall have the right to receive and retain, any distributions made to HIG in accordance with Section 8.04(iii) of the Credit Agreement ("Exempt Proceeds"). All such dividends, interest and other payments and distributions (other than Exempt Proceeds) which are received by HIG shall be received in trust for the benefit of the Agent and the Secured Parties and, if the Agent so directs upon the occurrence and during the continuance of a Default, shall be segregated from other funds of HIG and shall, forthwith upon demand by the Agent during the continuance of a Default, be paid over to the Agent as Collateral in the same form as received (with any necessary endorsement). After all Defaults that shall have occurred have been cured, the Agent's right to retain dividends, interest and other payments and distributions under this Section 7 shall cease and the Agent shall pay over to HIG any such Collateral retained by the Agent during the continuance of a Default.

         SECTION 8.  Right to Vote Pledged Stock.

         Unless an Event of Default shall have occurred and be continuing, HIG shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Agent shall, upon receiving a written request from HIG accompanied by a certificate signed by its principal financial officer stating that no Default has occurred and is continuing, deliver to HIG or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Agent.

         If an Event of Default shall have occurred and be continuing, the Agent shall have the right to the extent permitted by law and HIG shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Agent were the absolute and sole owner thereof.

         SECTION 9.  General Authority.

         HIG hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of HIG, the Agent, the Secured Parties or otherwise, for the sole use and benefit of the Agent and Secured Parties, but at the expense of HIG, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the
Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the Proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Agent shall give HIG not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent and HIG agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

         SECTION 10.  Remedies upon Event of Default.

         If any Event of Default shall have occurred and be continuing, the Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with said Act or any other law. HIG covenants and agrees that it will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any Lien, claim or right of whatsoever kind, including any equity or right of redemption of HIG which may be waived, and HIG, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange or quotation system, state the board, exchange or quotation system at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         SECTION 11.  Expenses.

         HIG agrees that it will forthwith upon demand pay to the Agent:

                  (i) the amount of any taxes which the Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

                  (ii) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, which the Agent may incur in connection with (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the

         Collateral, (y) the exercise by the Agent of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

Any such amount not paid on demand shall bear interest (computed on the basis of the number of days elapsed over a year of 360 days) at a rate per annum equal to 5% plus the rate announced from time to time by NationsBank, N.A. as its prime rate.

         SECTION 12.  Limitation on Duty of Agent in Respect of Collateral.

         Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Agent in good faith.

         SECTION 13.  Application of Proceeds.

         Upon the occurrence and during the continuance of an Event of Default, the Proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Agent in the following order of priorities:

         first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any Secured Party is to be reimbursed pursuant to Section 10.04 of the Credit Agreement or Section 11 hereof and unpaid fees owing to the Agent under the Credit Agreement and the Security Agreement (as defined in the Credit Agreement);

         second, to the ratable payment of unpaid principal of the Secured Obligations;

         third, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

         fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

         finally, to payment to HIG or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

         SECTION 14.  Concerning the Agent.

         The provisions of Article 11 of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

         (A) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

         (B) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by HIG.

         SECTION 15.  Appointment of Co-Agents.

         At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of
Section 14 hereof).

         SECTION 16.  Termination of Security Interests; Release of Collateral.

         Upon the repayment in full of all Secured Obligations and the termination of the Commitments under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to HIG. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Lenders. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of HIG, execute and deliver to HIG such documents as HIG shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

         SECTION 17.  Notices.

         All notices, communications and distributions hereunder shall be given in accordance with Section 12.03 of the Credit Agreement.

         SECTION 18.  Waivers; Non-Exclusive Remedies.

         No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any right under the Credit Agreement, any other Financing Document or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the other Security Documents and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 19.  Successors and Assigns.

         This Agreement is for the benefit of the Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on HIG and its successors and assigns.

         SECTION 20.  Obligations Unconditional; Discharge of Obligations, etc..

         (a) The Security Interests and the obligations of HIG hereunder shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of Holdings or any of the Companies under any Operative Document, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to any Operative Document;

                  (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of Holdings or any of the Companies under any Operative Document;

                  (iv) any change in the corporate existence, structure or ownership of Holdings or any of the Companies or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Holdings or any of the Companies or any of their assets or any resulting release or discharge of any obligation of Holdings or any of the Companies contained in any Operative Document;

                  (v) the existence of any claim, set-off or other rights which HIG may have at any time against Holdings, any of the Companies, the Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against Holdings or any of the Companies for any reason of any Operative Document, or any provision of applicable law or regulation purporting to prohibit the payment by Holdings or any of the Companies of the principal of or interest on any Note or any other amount payable by Holdings or any of the Companies under any Operative Document; or

                  (vii) any other act or omission to act or delay of any kind by Holdings, any of the Companies, the Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of a surety.

         (b) If at any time any payment of the principal of or interest on any Note or any other amount payable by any Company under the Credit Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Company or otherwise, HIG's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         (c) HIG irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or Person against Holdings, any of the Companies or any other corporation or Person.

         (d) HIG hereby waives any right or claim of exoneration, reimbursement, subrogation, contribution or indemnity and any other similar right or claim arising out of this Agreement.

         (e) If acceleration of the time for payment of any amount payable by Holdings or any of the Companies under the Credit Agreement or any Note is stayed upon the insolvency, bankruptcy or reorganization of Holdings or any of the Companies, the Security Interests and the obligations of HIG hereunder may none the less be enforced as fully as if such acceleration were effective.

         SECTION 21.  Changes in Writing.

         Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by HIG and the Agent with the consent of the Required Lenders (or in the case of Section 16 or this Section 21, all of the Lenders); provided that no such modification shall change the equal and ratable nature of the Security Interests without the consent of all of the Lenders.

         SECTION 22.  NEW YORK LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

         SECTION 23.  Severability.

         If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 24.  Counterparts.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                                                       EXHIBIT F

                             LTC PLEDGE AGREEMENT

         AGREEMENT dated as of June __, 1997 between Let's Talk Cellular & Wireless, Inc., a Florida corporation (together with its successors, "LTC"), and NationsCredit Commercial Corporation ("NationsCredit"), as Agent.

                            W I T N E S S E T H :

         WHEREAS, LTC is the sole stockholder of (i) Telephone Warehouse, Inc., a Delaware corporation (together with its successors, "TWI"), and (ii) National Cellular, Incorporated, a Texas corporation (together with its successors, "National Cellular" and, together with TWI, the "Companies"); and

         WHEREAS, LTC, the Companies, Texas Cellular Partners, L.P., a Delaware limited partnership (together with its successors, "Holdings"), and NationsCredit, as Lender and Agent, are parties to a Credit Agreement dated as of December 31, 1996 (the "Original Credit Agreement"); and

         WHEREAS, in connection with (i) the proposed merger of Merger Sub 1, Inc., a wholly-owned subsidiary of LTC, with and into TWI and (ii) the proposed merger of Merger Sub 2, Inc., a wholly-owned subsidiary of LTC, with and into National Cellular, as a result of which mergers LTC will acquire all of the capital stock of each of TWI and National Cellular, LTC, the Companies, Holdings and NationsCredit, as Lender and Agent, have entered into an amendment and restatement of the Original Credit Agreement on and as of the date hereof (as the same may be amended from time to time, the "Credit Agreement"); and

         WHEREAS, in order to induce said Lender and Agent to enter into the Credit Agreement, (i) LTC has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined), (ii) HIG Fund V, Inc. is entering into, on and as of the date hereof, an HIG Pledge Agreement with the Agent,
(iii) Holdings is entering into, on and as of the date hereof, an amended and restated Holdings Pledge Agreement with the Agent and (iv) LTC and each of the Companies is entering into, on and as of the date hereof, an amended and restated Security Agreement with the Agent, in each event in order to secure obligations of LTC and each of the Companies and Holdings under the Credit Agreement, the Notes issued pursuant thereto and the other Financing Documents;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.  Definitions.

         Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

         "Collateral" has the meaning assigned to such term in Section 3(A).

         "Companies' Shares" means all of the shares of capital stock of each of the Companies issued and outstanding on the date hereof, consisting of (i) 10 shares of common stock of TWI, par value $.01 per share, and (ii) 10 shares of common stock of National Cellular, par value $1.00 per share.

         "Pledged Securities" means the Pledged Stock and any other instrument required to be pledged to the Agent pursuant to Section 3(B).

         "Pledged Stock" means the Companies' Shares and any other capital stock required to be pledged to the Agent pursuant to Section 3(B).

         "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, Collateral, including all claims of LTC against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

         "Secured Obligations" means the obligations secured under this Agreement including (i) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of LTC, any of the Companies or Holdings, whether or not allowed or allowable as a claim in any such proceeding) on any Loan under, or any Note issued pursuant to, the Credit Agreement, (ii) all other amounts payable by LTC, any of the Companies or Holdings under any Financing Document and (iii) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

         "Secured Parties" means the Lenders and the Agent.

         "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

         Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the UCC as in effect on the date hereof shall have the meanings therein stated.

         SECTION 2.  Representations and Warranties.

         LTC represents and warrants as follows:

         (A) Title to Pledged Securities. LTC owns all of the Pledged Stock and will own any Pledged Securities hereafter issued, in each event free and clear of any Liens other than the Security Interests. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. LTC is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Stock or any future holder of Pledged Securities with respect thereto.

         (B) Validity, Perfection and Priority of Security Interests. Upon the delivery of the certificates representing the Pledged Stock to the Agent in accordance with Section 4 hereof, the Agent will have valid and perfected security interests in the Collateral subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither LTC nor any of the Companies has performed or will perform any acts which might prevent the Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Agent in any such enforcement.

         (C) UCC Filing Locations. The chief executive office of LTC is located at its address set forth on the signature pages of the Credit Agreement. Under the UCC as in effect in the State in which such office is located, no local filing is required to perfect a security interest in collateral consisting of general intangibles.

         SECTION 3.  The Security Interests.

         In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of LTC hereunder:

         (A) LTC hereby assigns and pledges to and with the Agent for the benefit of the Secured Parties and grants to the Agent for the benefit of the Secured Parties a security interest in the Pledged Securities, and all of its rights and privileges with respect to the Pledged Securities, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all Proceeds of the foregoing (the "Collateral"). Contemporaneously with the execution and delivery hereof, LTC is delivering the certificates representing the Companies' Shares in pledge hereunder.

         (B) In the event that any of the Companies at any time issues any additional or substitute shares of capital stock of any class or any substitute note, or owes any Debt to LTC, LTC will immediately pledge and deposit with the Agent certificates representing all such shares and such note or an instrument evidencing such Debt as additional security for the Secured Obligations. All such shares, notes and instruments constitute Pledged Securities and are subject to all provisions of this Agreement.

         (C) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of LTC, Holdings or any of the Companies with respect to any of the Collateral or any transaction in connection therewith.

         SECTION 4.  Delivery of Pledged Securities.

         All Pledged Securities (other than any Pledged Stock) shall be delivered to the Agent by LTC pursuant hereto endorsed to the order of the Agent, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent. All certificates representing Pledged Stock delivered to the Agent by LTC pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent.

         SECTION 5.  Filing; Further Assurances.

         (A) LTC agrees that it will, at its expense and in such manner and form as the Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, LTC hereby authorizes the Agent to execute and file, in the name of LTC or otherwise, UCC financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

         (B) Except upon 30 days' prior notice and, if requested by the Agent, the delivery to the Agent of an opinion of counsel satisfactory to the Agent that such action shall not have a material adverse effect on the Security Interests and the Agent's rights hereunder, LTC agrees that it will not change
(i) its name, identity or legal structure in any manner or (ii) the location of its chief executive office.

         SECTION 6.  Record Ownership of Pledged Stock.

         The Agent may at any time or from time to time following the occurrence and during the continuance of an Event of Default, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Agent or its nominee. LTC will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of LTC and the Agent will promptly give to LTC copies of any notices and communications received by the Agent with respect to Pledged Stock registered in the name of the Agent or its nominee.

         SECTION 7.  Right to Receive Distributions on Collateral.

         The Agent shall have the right to receive and, upon the occurrence and during the continuance of any Default, to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and LTC shall take all such action as the Agent may deem necessary or appropriate to give effect to such right; provided that until the Agent exercises the remedies of sale or foreclosure afforded under Section 10 hereof, the Agent shall have no right to receive or retain, and LTC shall have the right to receive and retain, any distributions made to LTC in accordance with Section 8.04(iii) of the Credit Agreement ("Exempt Proceeds"). All such dividends, interest and other payments and distributions (other than Exempt

Proceeds) which are received by LTC shall be received in trust for the benefit of the Agent and the Secured Parties and, if the Agent so directs upon the occurrence and during the continuance of a Default, shall be segregated from other funds of LTC and shall, forthwith upon demand by the Agent during the continuance of a Default, be paid over to the Agent as Collateral in the same form as received (with any necessary endorsement). After all Defaults that shall have occurred have been cured, the Agent's right to retain dividends, interest and other payments and distributions under this Section 7 shall cease and the Agent shall pay over to LTC any such Collateral retained by the Agent during the continuance of a Default.

         SECTION 8.  Right to Vote Pledged Stock.

         Unless an Event of Default shall have occurred and be continuing, LTC shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Agent shall, upon receiving a written request from LTC accompanied by a certificate signed by its principal financial officer stating that no Default has occurred and is continuing, deliver to LTC or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Agent.

         If an Event of Default shall have occurred and be continuing, the Agent shall have the right to the extent permitted by law and LTC shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Agent were the absolute and sole owner thereof.

         SECTION 9.  General Authority.

         LTC hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of LTC, the Agent, the Secured Parties or otherwise, for the sole use and benefit of the Agent and Secured Parties, but at the expense of LTC, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the
Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the Proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Agent shall give LTC not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent and LTC agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

         SECTION 10.  Remedies upon Event of Default.

         If any Event of Default shall have occurred and be continuing, the Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with said Act or any other law. LTC covenants and agrees that it will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any Lien, claim or right of whatsoever kind, including any equity or right of redemption of LTC which may be waived, and LTC, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange or quotation system, state the board, exchange or quotation system at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         SECTION 11.  Expenses.

         LTC agrees that it will forthwith upon demand pay to the Agent:

                  (i) the amount of any taxes which the Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

                  (ii) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, which the Agent may incur in connection with (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the

         Collateral, (y) the exercise by the Agent of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

Any such amount not paid on demand shall bear interest (computed on the basis of the number of days elapsed over a year of 360 days) at a rate per annum equal to 5% plus the rate announced from time to time by NationsBank, N.A. as its prime rate.

         SECTION 12.  Limitation on Duty of Agent in Respect of Collateral.

         Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Agent in good faith.

         SECTION 13.  Application of Proceeds.

         Upon the occurrence and during the continuance of an Event of Default, the Proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Agent in the following order of priorities:

         first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any Secured Party is to be reimbursed pursuant to Section 10.04 of the Credit Agreement or Section 11 hereof and unpaid fees owing to the Agent under the Credit Agreement and the Security Agreement (as defined in the Credit Agreement);

         second, to the ratable payment of unpaid principal of the Secured Obligations;

         third, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

         fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

         finally, to payment to LTC or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

         SECTION 14.  Concerning the Agent.

         The provisions of Article 11 of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

         (A) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

         (B) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by LTC.

         SECTION 15.  Appointment of Co-Agents.

         At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of
Section 14 hereof).

         SECTION 16.  Termination of Security Interests; Release of Collateral.

         Upon the repayment in full of all Secured Obligations and the termination of the Commitments under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to LTC. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Lenders. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of LTC, execute and deliver to LTC such documents as LTC shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

         SECTION 17.  Notices.

         All notices, communications and distributions hereunder shall be given in accordance with Section 12.03 of the Credit Agreement.

         SECTION 18.  Waivers; Non-Exclusive Remedies.

         No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any right under the Credit Agreement, any other Financing Document or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the other Security Documents and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 19.  Successors and Assigns.

         This Agreement is for the benefit of the Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on LTC and its successors and assigns.

         SECTION 20.  Obligations Unconditional; Discharge of Obligations, etc..

         (a) The Security Interests and the obligations of LTC hereunder shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of Holdings or the Company under any Operative Document, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to any Operative Document;

                  (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of Holdings or any of the Companies under any Operative Document;

                  (iv) any change in the corporate existence, structure or ownership of Holdings or any of the Companies or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Holdings or any of the Companies or any of their assets or any resulting release or discharge of any obligation of Holdings or any of the Companies contained in any Operative Document;

                  (v) the existence of any claim, set-off or other rights which LTC may have at any time against Holdings, any of the Companies, the Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against Holdings or any of the Companies for any reason of any Operative Document, or any provision of applicable law or regulation purporting to prohibit the payment by Holdings or any of the Companies of the principal of or interest on any Note or any other amount payable by Holdings or any of the Companies under any Operative Document; or

                  (vii) any other act or omission to act or delay of any kind by Holdings, any of the Companies, the Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of a surety.

         (b) If at any time any payment of the principal of or interest on any Note or any other amount payable by any Company under the Credit Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Company or otherwise, LTC's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         (c) LTC irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or Person against Holdings, any of the Companies or any other corporation or Person.

         (d) LTC hereby waives any right or claim of exoneration, reimbursement, subrogation, contribution or indemnity and any other similar right or claim arising out of this Agreement.

         (e) If acceleration of the time for payment of any amount payable by Holdings or any of the Companies under the Credit Agreement or any Note is stayed upon the insolvency, bankruptcy or reorganization of Holdings or any of the Companies, the Security Interests and the obligations of LTC hereunder may none the less be enforced as fully as if such acceleration were effective.

         SECTION 21.  Changes in Writing.

         Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by LTC and the Agent with the consent of the Required Lenders (or in the case of Section 16 or this Section 21, all of the Lenders); provided that no such modification shall change the equal and ratable nature of the Security Interests without the consent of all of the Lenders.

         SECTION 22.  NEW YORK LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

         SECTION 23.  Severability.

         If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 24.  Counterparts.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   Let's Talk Cellular & Wireless, Inc.

                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:

                                   NationsCredit Commercial Corporation,
                                            as Agent

                                   By:
                                      ---------------------------------
                                      Name:
                                      Title: Authorized Signatory

                                                                       EXHIBIT G

                          BORROWING BASE CERTIFICATE

         I, ________________, the ______________ of Let's Talk Cellular &
Wireless, Inc. ("LTC"), DO HEREBY CERTIFY, pursuant to the Credit Agreement dated as of December 31, 1996 (as amended from time to time, the "Credit Agreement") among Telephone Warehouse, Inc., National Cellular, Incorporated, LTC, Texas Cellular Partners, L.P., the Lenders referred to therein and NationsCredit Commercial Corporation, as Agent, that attached hereto as Exhibit A is a true and accurate calculation of the Borrowing Base of LTC as of June __, 1997, determined in accordance with the requirements of the Credit Agreement.

         Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

         IN WITNESS WHEREOF, I have signed this certificate as of this ____ day of June, 1997.

                                                 ------------------------------
                                                 Name:
                                                 Title:

                                    Exhibit A
                                       to

                           BORROWING BASE CERTIFICATE

                           (all numbers in thousands)

                               As at June __, 1997

          ************************************************************



ACCOUNTS RECEIVABLE

Gross Accounts Receivable due to any
Company                                                       _________

Less:

  (a)             Foreign Accounts to the extent
                  that all Receivables due from
                  Foreign Accounts exceed
                  $100,000, other than any
                  Receivable backed by a letter
                  of credit issued by a U.S. bank
                  with combined capital and
                  surplus in excess of
                  $250,000,000 and rated A or
                  higher by S&P or A2 or higher
                  by Moody's in the possession
                  of the Agent and accounts
                  not denominated in U.S. dollars             _________

  (b)             Receivables that do not
                  comply with all applicable
                  legal requirements                          _________


  (c)             Receivables subject to an
                  unresolved dispute (to the
                  extent of such dispute)                     _________

  (d)             Receivables payable more
                  than 30 days, in the case
                  of any Receivables owing
                  by any paging or other retail
                  customer, and 60 days, in the
                  case of any other Receivable,
                  after the date of the issuance
                  of the original invoice                     _________

  (e)             Receivables that remain unpaid
                  for more than 45 days, in the
                  case of any Receivables owing
                  by any paging or other retail
                  customer, and 60 days, in the
                  case of any other Receivable,
                  from the original due date
                  specified in the original invoice           _________

  (f)             Unbilled Receivables, and
                  Receivables for unshipped
                  goods                                       _________

  (g)             Receivables arising outside
                  the ordinary course of
                  business of such Company                    _________

  (h)             Receivables for which have been
                  established a contra account,
                  or to an account debtor to whom
                  such Company owes a trade payable,
                  but only to the extent of such
                  account or trade payable                    _________


  (i)             Receivables not subject
                  to a first priority
                  perfected Lien under the
                  Security Agreement and
                  Receivables evidenced by an
                  "instrument" (as defined in
                  the Uniform Commercial Code)
                  not in possession of the
                  Agent                                       _________

  (j)             Receivables due from an
                  ineligible account debtor1                  _________

  (k)             Receivables due from an
                  account debtor that such
                  Company has not instructed
                  in its invoice to make to the
                  Lockbox Account (as defined
                  in the Security Agreement) or
                  from any account debtor that
                  makes payments that cannot be
                  accepted in the Lockbox
                  Account                                   _________

                  Receivables due from an
                  account debtor (other than
                  [Bell South Mobility, Bell
                  Atlantic/Nynex, L.A. Cellular,
                  CellularOne,] Airtouch Cellular


--------------
    (1) As used herein, an ineligible account debtor is an account debtor (I) as to which on such date Receivables representing more than 30% of aggregate amount of all Receivables of such account debtor have remained unpaid for more than 90 days from the original due date specified at the time of the original issuance of the invoice therefor, (II) in respect of which a credit loss has been recognized or reserved by such Company or any of its Subsidiaries, (III) in respect of which the Agent shall have notified such Company that such account debtor does not have a satisfactory credit standing as determined in good faith by the Agent, (IV) that is a Subsidiary or Affiliate of such Company, (V) that is the United States of America or any department, agency or instrumentality thereof, unless such Company has complied in all respects with the Federal Assignment of Claims Act of 1940, or (VI) that is the subject of a case or proceeding of the type described in clauses (g) and (h) of Section 9.01 of the Credit Agreement.


                  and AT&T Wireless Services)
                  from whom more than 30% of
                  the aggregate Receivables of
                  such Company are due, but
                  only to the extent of such excess           _________

                           Total Ineligible Receivables       $________

ELIGIBLE RECEIVABLES                                          $________ X 85% = ________




INVENTORY

         Value (determined at the lower
         of cost or market on a basis
         consistent with that used
         in the preparation of the
         financial statements referred
         to in Section 6.04(a) of the
         Credit Agreement) of all
         Inventory owned by any Company
         and located in any
         jurisdiction in the United
         States of America as to which
         appropriate UCC financing
         statements have been filed
         naming such Company as
         "debtor" and the Agent as
         "secured party", all net of
         any amounts payable by such
         Company in respect of
         commissions, processing fees
         or other charges                                     _________

         Less:

  (i)             Inventory shipped to a
                  provider of services, or
                  to a customer, even if on
                  a consignment or "sale or
                  return" basis                               _________

  (ii)            Inventory that is subject
                  to a Lien (other than
                  Liens created pursuant to
                  the Security Documents
                  other than Inventory subject
                  to a Lien in favor of any
                  vendor to the extent the
                  value of such Inventory
                  exceeds 110% of the
                  aggregate amount of all
                  obligations owed by such
                  Company to such vendor)                     _________

  (iii)           Inventory against which
                  a reserve has been taken
                  or that is aged more than
                  365 days                                    _________

  (iv)            Inventory not subject to a
                  perfected first priority
                  lien under the Security
                  Agreement, and subject to
                  no prior or equal Lien                               _________

  (v)             Inventory not produced in
                  compliance with the
                  applicable requirements of
                  the Fair Labor Standards
                  Act                                         _________

  (vi)            Supply, scrap or
                  obsolete Inventory and
                  Inventory not reasonably
                  marketable                                  _________

  Total Ineligible Inventory                                  $________

  ELIGIBLE INVENTORY                                          $________ X 60% = ________


BORROWING BASE TOTAL                                          $________


                                  EXHIBIT H







                                                 June 27, 1997




To Lenders and the Agent
  Referred to Below
c/o NationsCredit Commercial Corporation,
  as Agent
One Canterbury Green
Stamford, Connecticut 06912-0013

Ladies and Gentlemen:

         We have acted as counsel for Telephone Warehouse, Inc., a Delaware corporation ("TWI"), National Cellular, Incorporated, a Texas corporation ("National Cellular"), Let's Talk Cellular & Wireless, Inc., a Florida corporation ("LTC"), Texas Cellular Partners, L.P., a Delaware limited partnership ("Holdings"), and HIG Fund V, Inc., a Cayman Islands corporation ("HIG"), in connection with (i) the Credit Agreement dated as of December 31, 1996, and amended and restated as of June 18, 1997 (the "Credit Agreement") among TWI, National Cellular, LTC, Holdings, the lenders listed on the signature pages thereof (the "Lenders") and NationsCredit Commercial Corporation, as Agent for the Lenders (the "Agent"); (ii) the LTC Term Note; (iii) the LTC Working Capital Note; (iv) the Company Security Agreement; (v) the Trademark Security Agreement; (vi) the LTC Pledge Agreement; (vii) the HIG Pledge Agreement; (viii) the Holdings Pledge Agreement; and (ix) the UCC-1's executed by each of Holdings, HIG and LTC in favor of Agent to be recorded in the office of the Secretary of State of the States of Florida, Georgia, New York, Virginia, Maryland, New Jersey, Pennsylvania, Colorado and California, (the "Financing Statements"), (documents (i) through (vi) are referred to herein collectively as the "Company Documents", documents (i) and (viii) are referred to herein collectively as the "Holdings Documents" and documents (i) through (ix) are referred to herein collectively as the "Financing Documents"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and from our clients and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion. For purposes of our opinion in paragraph 4 hereof with respect to HIG, we have solely relied as to matters of Cayman Island law on the opinion of Maples & Calder, addressed to our firm and dated the date hereof.

NationsCredit Commercial Corporation
 as Agent
June 27, 1997
Page 2


         Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring solely to the actual knowledge of the particular Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel attorneys who have represented TWI, National Cellular, LTC, HIG and Holdings in connection with the Financing Documents. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

         For the purposes of this opinion, we have assumed that: (i) all items submitted to us as originals are authentic and all signatures thereon are genuine; (ii) all items submitted to us as copies conform to the originals;
(iii) each such item has been duly executed and delivered by each party (other than TWI, National Cellular, LTC, HIG and Holdings) pursuant to due authorization as such party's legal, valid and binding obligation, enforceable against such party in accordance with its respective terms; (iv) the Financing Documents contain the entire agreement between the parties concerning the referenced transaction; and (v) no party to the transactions contemplated by the Financing Documents has fraudulently induced any other party to become a party to such transactions.

         Our opinions expressed herein are limited to the laws of the State of New York (the "State"), the General Corporation Law of the State of Delaware, the Delaware Revised Uniform Limited Partnership Act and the federal laws of the United States. Except as set forth above, we do not express any opinion herein concerning any other law.

         Based upon the foregoing, we are of the opinion that, on and as of the date hereof:

         1. Immediately prior to giving effect to the Merger Sub 1 Merger and the Merger Sub 2 Merger (collectively, the "Mergers"), each of Merger Sub 1 and Merger Sub 2 was a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation.

         2. After giving effect to the Mergers, each of TWI, National Cellular and LTC is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and each has all corporate power and corporate authority required to carry on its business as now conducted. Holdings is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has all partnership power and authority to carry on its business as now conducted.

         3. After giving effect to the Mergers, all of the outstanding capital stock of TWI and National Cellular and the capital stock of LTC issued to Holdings and HIG has been validly issued and is fully paid and non-assessable.

         4. The execution, delivery and performance by TWI, National Cellular, LTC, HIG and Holdings of the Financing Documents to which each is a party, and the consummation of the Mergers contemplated by the Operative
Documents: (a) are within TWI's, National Cellular's, LTC's and HIG's respective corporate powers and Holdings' partnership powers; (b) have been duly authorized by all necessary corporate and partnership action required of TWI, National Cellular, LTC, HIG and Holdings (c) require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official (other than the filing of the certificate and articles of merger referred to in paragraph 12 and the filing of financing statements), and (d) do

NationsCredit Commercial Corporation
 as Agent
June 27, 1997
Page 3


not contravene, or constitute a breach of or default under, any provision of applicable law or regulation or of the charter or by-laws of TWI, National Cellular, LTC, HIG or Holdings or, to our knowledge after due inquiry, of any agreement, judgment, injunction, order, decree or other instrument binding upon TWI, National Cellular, LTC, HIG or Holdings or result in the creation or imposition of any lien (other than the liens created by the Financing Documents) on any revenues or assets of TWI, National Cellular, LTC, HIG or Holdings, except we express no opinion as to any law to which TWI, National Cellular, LTC, HIG or Holdings may be subject as a result of your legal or regulatory status or your involvement in the transactions contemplated by the Financing Documents. The Financing Statements have been duly authorized by all necessary corporate action required of each of LTC, HIG and Holdings and have been duly executed and delivered by each of LTC, HIG and Holdings.

         5. Each Company Document to which each of TWI, National Cellular and LTC is a party constitutes a legal, valid and binding agreement of TWI, National Cellular and LTC, respectively, as applicable, in each such case enforceable in accordance with its terms.

         6. Each Holdings Document to which Holdings is a party constitutes a legal, valid and binding agreement of Holdings, enforceable in accordance with its terms. The HIG Pledge Agreement constitutes a legal, valid and binding agreement of HIG, enforceable in accordance with its terms.

         7. To our knowledge, there is no action, suit or proceeding pending against, or overtly threatened against or affecting, TWI, National Cellular, LTC, HIG or Holdings before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of TWI, National Cellular, LTC, HIG or Holdings or which in any manner draws into question the Mergers, or the validity of any of the Operative Documents or the validity, priority or perfection of any Lien granted or to be granted thereunder. In connection with our participation in the negotiations and execution of the Operative Documents (and without any independent investigation), nothing has come to our attention which would indicate that there was an action, suit or proceeding pending against, or overtly threatened against any of the parties to the Operative Documents (other than TWI, National Cellular, LTC, HIG and Holdings) before any court or arbitrator or government body or agency which would draw into question the Mergers or the validity of the Operative Documents.

         8. The Company Security Agreement creates a valid security interest under the Uniform Commercial Code as in effect in the State of New York (the "UCC"), for your benefit, in all of TWI's, National Cellular's and LTC's right, title and interest in all personal property described in the Company Security Agreement in which a security interest can be granted under the UCC (the "Code Collateral") to the extent the UCC is applicable thereto and, to the extent provided in Section 9-306 of the UCC, all proceeds thereof.

         9. The LTC Pledge Agreement creates a valid security interest (the "LTC Pledge Security Interest") for your benefit, in all right, title and interest of LTC in the capital stock of TWI and National Cellular described therein. The delivery to the Agent in the State of New York of the certificates and related stock powers executed in blank representing the Pledged Stock (as defined in the LTC Pledge Agreement) is effective to create in favor of the Agent for the benefit of the Secured Parties named therein a perfected security interest in the Pledged Stock under the UCC. No registration, recordation or filing with any governmental body, agency or official is

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required in connection with the execution or delivery of the Holdings Pledge Agreement or necessary for the validity or enforceability thereof or for the perfection of the LTC Pledge Security Interest.

         10. The HIG Pledge Agreement creates a valid security interest (the "HIG Pledge Security Interests") for your benefit, in all right, title and interest of HIG in the capital stock of LTC described therein. The delivery to the Agent in the State of New York of the certificates and related stock powers executed in blank representing the Pledged Stock (as defined in the HIG Pledge Agreement) is effective to create in favor of the Agent for the benefit of the Secured Parties named therein a perfected security interest in the Pledged Stock under the UCC. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of the HIG Pledge Agreement or necessary for the validity or enforceability thereof or for the perfection of the HIG Pledge Security Interest.

         11. The Holdings Pledge Agreement creates a valid security interest (the "Holdings Pledge Security Interests") for your benefit, in all right, title and interest of Holdings in the capital stock of LTC described therein. The delivery to the Agent in the State of New York of the certificates and related stock powers executed in blank representing the Pledged Stock (as defined in the Holdings Pledge Agreement) is effective to create in favor of the Agent for the benefit of the Secured Parties named therein a perfected security interest in the Pledged Stock under the UCC. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of the Holdings Pledge Agreement or necessary for the validity or enforceability thereof or for the perfection of the Holdings Pledge Security Interest.

         12. No consents or approvals of, or filings and registrations with, or any other actions in respect of, any governmental agencies, authorities or instrumentalities are required on the part of TWI, National Cellular, LTC or Holdings in order to effect the Mergers under any applicable provision of United States federal law, the Delaware General Corporation Law (the "DGCL") and the Texas Business Corporation Act (the "TBCA"), other than the filing by the parties to the Mergers of certificates and articles of merger in accordance with the requirements of Section 252 of the DGCL and Section 5.04 of the TBCA. The parties to the Mergers have duly executed, acknowledged and filed with the Secretary of State of the States of Delaware and Texas, in the case of the Secretary of State of Delaware in accordance with the requirement of Section 103 of the DGCL, a certificate of merger that conforms to the requirements of
Section 252 of the DGCL, and, in the case of the Secretary of State of Texas in accordance with Section 5.04 of the TBCA, articles of merger that conform to the requirements of Section 5.04 of the TBCA, and under such statutes the Mergers have become effective in accordance with the DGCL and the TBCA.

                  The opinions set forth above are subject to the following qualifications:

                  (a) Our opinions above are subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, equitable subordination, reorganization, moratorium, or similar laws affecting creditors' rights generally and to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, the exercise of discretionary powers by any court before which specific performance, injunctive relief, the appointment of a receiver or other equitable remedies may be sought (regardless of whether considered in a proceeding in equity or at law).

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                  (b) We call your attention to the following matters (as well as those matters set out in paragraph (e) below), as to which we express no opinion:

                           (i) TWI's, National Cellular's, LTC's, HIG's and Holdings' agreements in the Financing Documents to pay interest on overdue interest;

                           (ii) TWI's, National Cellular's, LTC's, HIG's and Holdings' agreements in the Financing Documents to indemnify you against costs or expenses or liability arising out of or related to the entering into, performance, or enforcement of the transactions contemplated by the Financing Documents;

                           (iii) Certain other provisions contained in the Financing Documents may be limited or rendered ineffective by applicable laws of the State or judicial decisions governing such provisions or holding their enforcement to be unreasonable under the then-existing circumstances, but such laws and judicial decisions do not in our opinion render the Financing Documents invalid as a whole and there exists in the Financing Documents or pursuant to applicable law legally adequate remedies for a realization of the principal benefits purported to be provided by the Financing Documents;

                           (iv)     The enforceability of provisions
                  establishing evidentiary standards, preventing or restricting the ability of TWI, National Cellular, LTC, HIG and Holdings to seek legal or equitable relief or to assert counterclaims, offsets, cause of action or defenses or limiting the ability of TWI, National Cellular, LTC, HIG and Holdings to plead matters or introduce matters into evidence;

                           (v) The enforceability or provisions purporting to reinstate obligations after discharge or disgorgement or after a determination that any such obligations were unenforceable;

                           (vi) The enforceability of any provision of the Financing Documents which appoints the Agent as attorney-in-fact or purports to authorize the Agent to sign or file financing statements or other documents without the signature of the applicable debtor (except to the extent a secured party may execute and file financing statements without the signature of the debtor under Section 9-402(2) of the UCC);

                           (vii) The enforceability of provisions purporting to give the Agent or any other party the right of "self-help;" indemnify against an indemnitee's negligence, wrongdoing or violation of law; impose penalties, forfeitures, late payment charges or an increase in interest rate upon a delinquency in payment or occurrence of a default; and purporting to waive a statutory or common law right, whether prospectively or retroactively, including, without limitation, the right to redeem mortgaged property;

                  (viii) The enforceability, as against other creditors of any Company, of provisions of the Credit Agreement (including, without limitation, Section 2.04(d) thereof) which purport to require, notwithstanding the absence of a continuing

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                  Event of Default, the application of funds or assets of such Company to pay obligations of another Company under any of the Financing Documents;

                           (ix) The effect of Sections 547 and 548 of the United States Bankruptcy Code, and other fraudulent transfer laws and principles of equitable subordination, the applicability of which to this transaction we understand you have considered;

                           (x)      The priority of your security interests;

                           (xi) The rights of buyers in the ordinary course of business or of buyers not in the ordinary course of business to the extent the Collateral is intended to secure future advances;

                           (xii) The provisions of the Federal Bankruptcy Code limiting the extent to which property acquired after the commencement of a case under the Federal Bankruptcy Code may be subjected to a security interest arising from an agreement entered into prior to the commencement of such case;

                           (xiii) With respect to our opinions expressed in paragraphs 4, 8, 9, 10 and 11 above, no opinion is expressed as to the creation, perfection or enforcement of liens or security interests in governmental licenses, permits, approvals and other similar rights and privileges in which it is ineffective under governmental rules or regulations, or by the terms of the license, permit, approval right or privilege itself, to grant a lien or security interest; and

                           (xiv)    Antitrust, securities or banking laws.

                  (c) In rendering the opinions in paragraphs 4, 8, 9, 10 and 11 above, we have assumed without independent investigation that as of the date of this letter and (except as otherwise specifically noted) at all relevant times thereafter:

                           (i) value has been given, the Collateral exists and TWI, National Cellular, LTC, HIG and Holdings, as applicable, have rights or title to each item thereof, as the case may be (and we do not express any opinion in this letter as to any of such rights or title);

                           (ii) all items of Collateral (including, without limitation, additional instruments) pledged under the Credit Agreement, the LTC Pledge Agreement, the HIG Pledge Agreement and the Holdings Pledge Agreement of which possession must be obtained and retained by a secured party in order to perfect its security interest pursuant to Section 9-103 and 9-304 of the UCC are in your actual or constructive possession and not in the possession of TWI, National Cellular, LTC, HIG or Holdings or any of their respective subsidiaries, affiliates or agents;

                           (iii) all items of Collateral (other than those items of Collateral described in and subject to Financing Statements having accurate legal descriptions of the real estate involved and duly filed as fixture filings) constitute items which are mobile in nature and, if installed on any property, do not constitute fixtures;

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                           (iv) none of the Collateral consists of consumer goods, farm products, crops, timber, minerals or the like (including oil and gas) or accounts resulting from the sale thereof, receivables due from any government or agency or department thereof, beneficial interests in a trust or a decedent's estate, letters of credit, inventory which is subject of any negotiable documents of title, such as a negotiable bill of lading or warehouse receipt held by anyone other than you or on your behalf, or items which are subject to a requirement of any jurisdiction, which provides for a registration or certificate of title or a filing other than under the Code; and

                           (v) Appropriate continuation statements will be filed in respect of the Financing Statements in a timely manner as required by applicable law.

                           This opinion is furnished to you solely in connection
                  with the transactions described above and may not be relied upon by anyone other than you and then only in connection with such transactions. This opinion is not to be quoted in whole or in part, nor is it to be filed with any governmental or regulatory agency or authority, without our prior written consent in each instance.

                                        Very truly yours,



                                        GREENBERG, TRAURIG, HOFFMAN,
                                        LIPOFF, ROSEN & QUENTEL, P.A.

                                                                       EXHIBIT I







                                                           June __, 1997


To the Lenders and the Agent
  Referred to Below
c/o NationsCredit Commercial Corporation,
  as Agent
One Canterbury Green
Stamford, Connecticut 06912-0013


Ladies and Gentlemen:

         We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of December 31, 1996, as amended and restated as of June __, 1997, among Telephone Warehouse, Inc., a Delaware corporation ("TWI"), National Cellular, Incorporated, a Texas corporation ("National Cellular"), Let's Talk Cellular & Wireless, Inc., a Florida corporation ("LTC", together with TWI and National Cellular, the "Companies"), Texas Cellular Partners, L.P., a Delaware corporation ("Holdings"), the lenders referred to therein (the "Lenders") and NationsCredit Commercial Corporation, as agent for the Lenders (the "Agent"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

         In this connection, we have reviewed the opinion of counsel (the "Opinion") dated as of the date hereof of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., counsel for the Companies and Holdings and have examined the Notes delivered by LTC pursuant to the Credit Agreement and the amended and restated Security Agreement, the amended and restated Holdings Pledge Agreement, the HIG Pledge Agreement and the LTC Pledge Agreement (collectively, the "Security Documents") executed in connection therewith.

         Based upon our review, it is our opinion that the Opinion is substantially responsive to the requirements of subsection 5.01(g) of the Credit Agreement and that the Notes and Security Documents are substantially responsive to the requirements of subsections 5.01(b) and (c) of the Credit Agreement.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.


                                                     Very truly yours,

                                    Exhibit J







                           Filed as Exhibit 10.14 to the
                           Registrant's Registration Statement
                           on Form S-1 (No. 333-34595).

                                    Exhibit K







                           Filed as Exhibit 10.14 to the
                           Registrant's Registration Statement
                           on Form S-1 (No. 333-34595).